As filed with the U.S. Securities and Exchange Commission on January 27, 2023

File No. 333-191495

File No. 811-22895

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

PRE-EFFECTIVE AMENDMENT NO.

POST-EFFECTIVE AMENDMENT NO. 131

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

AMENDMENT NO. 132

Capitol Series Trust

(Exact Name of Registrant as Specified in Charter)

225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246

(Address of Principal Executive Offices, Zip Code)

513-587-3400

(Registrant’s Telephone Number, including Area Code)

Matthew J. Miller

President and Chief Executive Officer

Capitol Series Trust

225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246

(Name and Address of Agent for Service)

Copy to:

Thomas G. Sheehan

Practus LLP

11300 Tomahawk Creek Pkwy

Suite 310

Leawood, KS 66211

It is proposed that this filing will become effective:

☒	immediately upon filing pursuant to paragraph (b)
☐	on [ ] pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(i)
☐	on pursuant to paragraph (a)(i)
☐	75 days after filing pursuant to paragraph (a)(ii)
☐	on pursuant to paragraph (a)(ii) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Guardian Capital Dividend Growth Fund

Institutional Shares – DIVGX

Guardian Capital Fundamental Global Equity Fund

Institutional Shares – GFGEX

Alta Quality Growth Fund

Institutional Shares – AQLGX

PROSPECTUS

January 27, 2023

Guardian Capital LP

Commerce Court West

199 Bay Street, Suite 3100

P.O. Box 201

Toronto, Ontario M5L 1E8

Telephone: 1-800-957-0681

The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy or accuracy of this Prospectus. Any representation to the contrary is a criminal offense.

The Prospectus gives you important information about the funds that you should know before you invest. Please read this Prospectus carefully before investing and use it for future reference.

Not A Deposit ● Not FDIC Insured ● May Lose Value ● No Bank Guarantee ● Not Insured By Any Government Agency

Table of Contents

PAGE	SECTION
1	Summary Section – Guardian Capital Dividend Growth Fund
7	Summary Section – Guardian Capital Fundamental Global Equity Fund
13	Summary Section – Alta Quality Growth Fund
19	Additional Information Regarding Principal Investment Strategies of the Funds
23	Additional Information Regarding Principal Investment Risks of the Funds
28	Account Information
35	Determination of Net Asset Value
36	Dividends, Distributions, and Taxes
39	Additional Information about Management of the Funds
39	The Advisers and Subadviser
41	Portfolio Managers
44	Past Performance of Alta Capital
46	Financial Highlights
Back Cover	For More Information

i

Summary Section

Guardian Capital Dividend Growth Fund

Investment Objective

The investment objective of the Guardian Capital Dividend Growth Fund (the “Guardian Dividend Fund” or the “Fund”) is to seek long-term capital appreciation and current income.

Fees and Expenses of the Guardian Dividend Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Guardian Dividend Fund. Investors may also pay commissions or other fees to their financial intermediary that are not reflected below when they buy and hold shares of the Fund through such intermediary.

Shareholder Fees (fees paid directly from your investments)	Institutional Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	None
Maximum Deferred Sales Charge (Load) Imposed on Redemptions (as a percentage of the sale price)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Institutional Shares
Management Fee	0.75%
Distribution and/or Service Fee (12b-1) Fees	None
Other Expenses	0.92%
Total Annual Operating Expenses	1.67%
Expense Reduction/Reimbursement(1)	(0.72)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement(1)	0.95%

(1)	Guardian Capital LP, the Guardian Dividend Fund’s adviser (the “Adviser”), has contractually agreed to waive its management fee and/or reimburse expenses so that total annual operating expenses for the Guardian Dividend Fund (excluding (i) interest; (ii) taxes; (iii) brokerage fees and commissions; (iv) other extraordinary expenses not incurred in the ordinary course of the Fund’s business; (v) dividend expense on short sales; and (vi) indirect expenses such as acquired fund fees and expenses) do not exceed 0.95% of the average daily net assets of the Guardian Dividend Fund through January 31, 2024 (the “Expense Limitation”). During any fiscal year that the Investment Advisory Agreement between the Adviser and Capitol Series Trust (the “Trust”) is in effect, the Adviser may recoup the sum of all fees previously waived or expenses reimbursed, less any reimbursement previously paid, provided that the Adviser is only permitted to recoup fees or expenses within 36 months from the date the fee waiver or expense reimbursement first occurred and provided further that such recoupment can be achieved within the Expense Limitation Agreement currently in effect and the Expense Limitation Agreement in place when the waiver/reimbursement occurred. This Expense Limitation Agreement may not be terminated by the Adviser prior to its expiration date, but the Board of Trustees (the “Board”) may terminate such agreement at any time. The Expense Limitation Agreement terminates automatically upon the termination of the Advisory Agreement with the Adviser.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Guardian Dividend Fund’s operating expenses remain the same and the expense reduction/reimbursement remains in place for the contractual period only (through January 31, 2024). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$97	$456	$840	$1,916

Portfolio Turnover

The Guardian Dividend Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund’s performance. The Guardian Dividend Fund is typically expected to have a portfolio turnover rate of 99% or less. For the fiscal year ended September 30, 2022, the Guardian Dividend Fund’s portfolio turnover rate was 25% of the average value of its portfolio.

Principal Investment Strategies

The Guardian Dividend Fund invests primarily in a diversified portfolio of equity securities of both U.S. and non-U.S. companies that pay current dividends, including American Depository Receipts (“ADRs”). Under normal market conditions, the Guardian Dividend Fund will invest at least 80% of its net assets (including the amount of any borrowings for investment purposes) in such dividend-paying equity securities. The Guardian Dividend Fund may invest in companies of all sizes but will focus primarily on medium and larger capitalization companies that pay a dividend, and may trade warrants and rights. The Guardian Dividend Fund considers market capitalizations between $2 Billion and $25 billion to qualify as medium capitalization, and those over $25 billion to qualify as large capitalization. These dollar amounts may change due to market conditions. The Guardian Dividend Fund may also invest in real estate investment trusts (“REITs”) and limited partnership interests in Master Limited Partnerships (“MLPs”).

In selecting securities for the Guardian Dividend Fund, the Adviser primarily seeks to identify companies that it believes have the potential for growth of income and capital appreciation over time, with an emphasis on companies that the Adviser believes have the ability to grow earnings and a willingness to sustainably increase dividends.

The international portion of the Guardian Dividend Fund’s portfolio will generally be diversified across a number of foreign countries, and may, at times, comprise a significant majority of the Fund’s portfolio. The Guardian Dividend Fund may also invest up to 15% of its net assets in securities of companies that are listed in, or whose principal business activities are located in, emerging market countries. Emerging markets countries include those defined or classified currently or in the future as an emerging market by the Morgan Stanley Capital International (“MSCI”) Emerging Markets Index.

Principal Investment Risks

All investments involve risks, and the Guardian Dividend Fund cannot guarantee that it will achieve its investment objective. An investment in the Guardian Dividend Fund is not insured or guaranteed by any government agency. The Guardian Dividend Fund’s returns and share price will fluctuate, and you may lose money by investing in the Fund.

ADR Risk. Investments in ADRs are subject to many of the same risks that are associated with direct investments in securities of foreign issues (see, “Foreign Security Risk” below). These risks may adversely affect the value of the Guardian Dividend Fund’s investments in ADRs. In addition, ADRs may not track the price of the underlying foreign securities, and their value may change materially at times when the U.S. markets are not open for trading. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depository’s transaction fees. Under an unsponsored ADR arrangement, the foreign issuer assumes no obligations and the depositary’s transaction fees are paid directly by the ADR holders. Because unsponsored ADR arrangements are organized independently and without the cooperation of the issuer of the underlying securities, available information concerning the foreign issuer may not be as current as for sponsored ADRs and voting rights with respect to the deposited securities are not passed through.

Currency Risk. Securities denominated in foreign currencies may be adversely affected by changes in currency rates and by substantial currency conversion costs. Currency rates may fluctuate significantly over short periods of time for a number of reasons. As a result, investments in foreign currency-denominated securities may reduce the returns of the Fund.

Equity Security Risk. The value of equity securities is influenced by a number of factors which may relate directly to the issuer of the equity securities or broader economic or market events including changes in interest rates. Common stock ranks below preferred stock and debt securities in claims for dividends and for assets of the company issuing the equity securities in a liquidation or bankruptcy.

Foreign Custody Risk. The Guardian Dividend Fund may hold foreign securities and cash with foreign banks, agents, and securities depositories. Such foreign banks or securities depositories may be subject to limited regulatory oversight. The laws of certain countries also may limit the Fund’s ability to recover its assets if a foreign bank or depository enters into bankruptcy.

Foreign Securities and Emerging Markets Risk. Foreign investments, including ADRs, are subject to sovereign risk and may be adversely affected by changes in currency exchange rates, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. Emerging markets are markets of countries in the initial stages of industrialization and that generally have low per capita income as compared to developed countries. Emerging markets are generally more volatile and can have relatively unstable governments, social and legal systems that do not protect shareholders and economies based on only a few industries.

Investment Company Risk. The Investment Company Act of 1940, as amended (the “1940 Act”) and the Internal Revenue Code (“IRC”) impose numerous constraints on the operations of registered investment companies, like the Fund. These restrictions may prohibit the Fund from making certain investments thus potentially limiting its profitability. Moreover, failure to satisfy certain requirements required under the IRC may prevent the Fund from qualifying as a regulated investment company thus requiring the Fund to pay unexpected taxes and penalties, which could be material.

Issuer Risk. The Guardian Dividend Fund will be affected by factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.

Large Company Risk. Larger, more established companies may be unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative smaller competitors, potentially resulting in lower market prices for their common stock.

Management Risk. The performance of the Guardian Dividend Fund depends on the Adviser’s success in selecting investments on behalf of the Fund. The Adviser’s judgments about the attractiveness, value, the potential income to be generated by individual securities and the potential appreciation of a particular asset class or individual security in which the Guardian Dividend Fund invests may fail to produce the intended result. The securities selected by the Adviser may underperform other assets or the overall market.

Market Risk. Movements in the stock market may adversely affect the securities held by the Fund on a daily basis, and as a result, such movements may negatively affect the Guardian Dividend Fund’s net asset value (“NAV”) and investment return. Prices for securities in which the Fund invests may move up or down, sometimes rapidly and unpredictably, as a result of market influences. The Guardian Dividend Fund’s investments may decline in value due to factors affecting securities markets generally, or particular industries or sectors represented in those markets. The Guardian Dividend Fund’s investments are subject to the following market-related risks, among others: inflation risk, geopolitical risks, including wars, terrorism, government shutdowns, and concerns about sovereign debt; natural and environmental disasters, including earthquakes, tsunamis and hurricanes; widespread disease, including pandemics and epidemics; and market manipulation and other fraudulent practices. For additional information regarding Market Risk, including the effect of pandemics such as the novel coronavirus disease, on financial markets, please see “Market Risk” in the section titled “Additional Information Regarding Principal Investment Risks of the Funds” in this prospectus.

Master Limited Partnership (“MLP”) Risk. MLPs are limited partnerships in which the ownership units are publicly traded. MLPs often own several properties or businesses (or own interests) that are related to real estate development and oil and gas industries, but they also may finance motion pictures, research and development and other projects. The risks of investing in an MLP are generally those involved in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded investors in an MLP than investors in a corporation. Additional risks involved with investing in an MLP are risks associated with the specific industry or industries in which the partnership invests, such as the risks of investing in real estate, or oil and gas industries.

Mid-Cap Company Risk. Investments in securities of mid-cap companies may be riskier, more volatile and more vulnerable to economic, market and industry changes than investments in larger, more established companies. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term.

Real Estate Investment Trust (“REIT”) Risk. REITs are susceptible to real estate risk and their operating expenses are separate from those of the Fund. Therefore, the Fund’s investments in REITs will result in the layering of expenses, which shareholders will indirectly, but proportionally, bear.

Regulatory Risk. Changes in government regulations may adversely affect the operations and value of the Guardian Dividend Fund or the companies in which it invests. Industries and markets that are not adequately regulated may be susceptible to the initiation of inappropriate practices that adversely affect the Guardian Dividend Fund or the companies in which it invests.

Sector Risk. The Adviser may allocate more of the Fund’s investments to a particular sector or sectors in the market. If the Fund invests a significant portion of its total assets in certain sectors, its investment portfolio will be more susceptible to the financial, economic, business, and political developments that affect those sectors. For additional information about this risk, please see “Sector Risk” and “Information Technology Sector Risk” in the section titled “Additional Information Regarding Principal Investment Risks of the Funds” in this prospectus.

Warrants and Rights Risk. The Guardian Dividend Fund may purchase warrants and rights, or it may acquire ownership of such investments by virtue of its ownership of common stocks. Investments in warrants and rights involve certain risks, including the possible lack of a liquid market for resale, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant or right can be prudently exercised.

Performance

The performance information below provides some indication of the risks of investing in the Guardian Dividend Fund. The bar chart shows changes in the performance of the Institutional Shares from year to year. Effective January 28, 2022, the Guardian Dividend Fund’s Class I Shares were renamed Institutional Shares. The table shows the average annual returns of the Institutional Shares (formerly Class I Shares) for the periods of 1 Year and Since Inception compared to a broad-based market index.

Visit www.guardiancapitalfunds.com or call 1-800-957-0681 for current performance information.

Past performance, before and after taxes, is not necessarily predictive of future performance.

Guardian Capital Dividend Growth Fund

Calendar Year Total Returns –Institutional Shares

Highest and Lowest Quarter Returns
(for periods shown in the bar chart)

Highest	10/1/2021 – 12/31/2021	15.48%
Lowest	1/1/2020 – 3/31/2020	(16.16)%

AVERAGE ANNUAL TOTAL RETURNS

(for periods ended 12/31/2022)

	1 Year	Since Inception (5/1/19)
Guardian Capital Dividend Growth Fund
Institutional Shares - Before Taxes	(14.64)%	7.81%
Institutional Shares - After Taxes on Distributions(1)	(15.26)%	7.32%
Institutional Shares - After Tax on Distributions and Sale of Fund Shares(1)	(8.23)%	6.06%
MSCI World Index (reflects no deduction for fees, expenses or taxes)(2)	(18.14)%	6.78%

(1)	After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are for Institutional Shares only. The Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than the Return After Taxes on Distributions for the same period if there was a loss realized on the sale of Fund shares. The benefit of the tax loss (to the extent it can be used to offset other gains) may result in a higher return. After-tax returns for other share classes will vary.
(2)	The MSCI World Index is an unmanaged free float-adjusted market capitalization index that is designed to measure global developed market equity performance. Currently the MSCI World Index consists of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The performance of the index is expressed in terms of U.S. dollars, and does not reflect the deduction of fees that a mutual fund pays, such as investment management and fund accounting fees, or taxes. Individuals cannot invest directly in a benchmark index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

Portfolio Management

Guardian Capital LP (the “Adviser” or “Guardian Capital”) is the Guardian Dividend Fund’s investment adviser. Mr. Srikanth Iyer and Ms. Fiona Wilson, CFA® serve as the Guardian Dividend Fund’s Portfolio Managers and are responsible for the day-to-day management of the Fund. Mr. Iyer is Managing Director of the Adviser and has been with the firm since 2001. Ms. Wilson has been a Portfolio Manager of the Adviser since 2011.

Purchases, Sales and Exchanges of Fund Shares

Minimum Initial Investment	To Place Buy or Sell Orders

Institutional Shares - $2,500 for all accounts	By Mail:	Guardian Capital Dividend Growth Fund c/o Ultimus Fund Solutions, LLC P.O. Box 46707 Cincinnati, Ohio 45246-0707

Minimum Subsequent Investment	By Phone:	1-800-957-0681

Institutional Shares - $100 for all accounts

Minimums may be modified or waived for certain financial intermediaries that aggregate trades on behalf of investors.

You may also purchase and redeem shares through your dealer or financial adviser. Please contact your financial intermediary directly to find out if additional requirements apply.

Tax Information

The Guardian Dividend Fund has distributions that are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred account, such as a 401(k) plan, individual retirement account (IRA) or 529 college savings plan or are a tax-exempt investor. You should be aware that investments in tax-deferred accounts may be taxable at withdrawal. You should discuss any tax-related concerns with your tax adviser or attorney.

Payments to Brokers-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a bank, broker-dealer, 401(k) plan, financial adviser or financial supermarket (each a “Financial Intermediary”), the Guardian Dividend Fund and its related companies may pay the Financial Intermediary for the sale of Fund shares and related services. These payments may create conflicts of interest by influencing the Financial Intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Financial Intermediary’s website for more information.

Summary Section

Guardian Capital Fundamental Global Equity Fund

Investment Objective

The investment objective of the Guardian Capital Fundamental Global Equity Fund (the “Guardian Global Equity Fund” or the “Fund”) is to provide long-term capital appreciation.

Fees and Expenses of the Guardian Global Equity Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Guardian Global Equity Fund. Investors may also pay commissions or other fees to their financial intermediary that are not reflected below when they buy and hold shares of the Fund through such intermediary.

Shareholder Fees (fees paid directly from your investments)	Institutional Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	None
Maximum Deferred Sales Charge (Load) Imposed on Redemptions (as a percentage of the sale price)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Institutional Shares
Management Fee	0.80%
Distribution and/or Service Fee (12b-1) Fees	None
Other Expenses	0.71%
Total Annual Operating Expenses	1.51%
Expense Reduction/Reimbursement(1)	(0.52%)
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement(1)	0.99%

(1)	Guardian Capital LP, the Guardian Global Equity Fund’s adviser (the “Adviser”), has contractually agreed to waive its management fee and/or reimburse expenses so that total annual operating expenses for the Fund (excluding (i) interest; (ii) taxes; (iii) brokerage fees and commissions; (iv) other extraordinary expenses not incurred in the ordinary course of the Fund’s business; (v) dividend expense on short sales; and (vi) indirect expenses such as acquired fund fees and expenses) do not exceed 0.99% of the average daily net assets of the Guardian Global Equity Fund through January 31, 2024 (the “Expense Limitation”). During any fiscal year that the Investment Advisory Agreement between the Adviser and Capitol Series Trust (the “Trust”) is in effect, the Adviser may recoup the sum of all fees previously waived or expenses reimbursed, less any reimbursement previously paid, provided that the Adviser is only permitted to recoup fees or expenses within 36 months from the date the fee waiver or expense reimbursement first occurred and provided further that such recoupment can be achieved within the Expense Limitation Agreement currently in effect and the Expense Limitation Agreement in place when the waiver/reimbursement occurred. This Expense Limitation Agreement may not be terminated by the Adviser prior to its expiration date, but the Board of Trustees (the “Board”) may terminate such agreement at any time. The Expense Limitation Agreement terminates automatically upon the termination of the Advisory Agreement with the Adviser.

Example

This Example is intended to help you compare the cost of investing in the Guardian Global Equity Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Guardian Global Equity Fund’s operating expenses remain the same and the expense reduction/reimbursement remains in place during the contractual period only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$101	$426	$774	$1,757

Portfolio Turnover

The Guardian Global Equity Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund’s performance. The Guardian Global Equity Fund is typically expected to have a portfolio turnover rate of 25% or less. For the fiscal year ended September 30, 2022, the Guardian Global Equity Fund’s portfolio turnover rate was 4% of the average value of its portfolio.

Principal Investment Strategies

Under normal conditions the Guardian Global Equity Fund’s Adviser invests at least 80% of the Fund’s net assets (plus the amount of any borrowings for investment purposes) in equity securities (primarily common stock) of mid-capitalization (“mid-cap”) and large-capitalization (“large-cap”) companies. The Adviser considers mid-cap companies to be companies with market capitalizations between $1 billion and $10 billion at the time of purchase. The Adviser considers large-cap companies to be companies with market capitalizations greater than $10 billion at the time of purchase. The Guardian Global Equity Fund will operate as a non-diversified portfolio.

The Guardian Global Equity Fund may invest in U.S. and foreign equity securities. Under normal market conditions, the Guardian Global Equity Fund invests at least 40% of its net assets in the securities of, and depositary receipts represented by, foreign issuers. Generally, the Guardian Global Equity Fund’s portfolio will be invested in at least five countries in the MSCI World Index, one of which may be the U.S. The Guardian Global Equity Fund considers an issuer to be a foreign issuer if: (1) the issuer is organized under the laws of a jurisdiction other than those of the U.S.; or (2) the issuer derives 50% or more of its total revenue from goods and/or services produced or sold outside of the U.S. The Guardian Global Equity Fund may invest in securities denominated in any currency.

In addition to buying equity securities, the Guardian Global Equity Fund may invest in depositary receipts, including, American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), and European Depositary Receipts (“EDRs”). ADRs are dollar-denominated depositary receipts that typically are issued by a United States bank or trust company and represent the deposit with that bank or trust company of a security of a foreign issuer. Generally, ADRs are designed for trading on U.S. securities exchanges or other markets. EDRs are receipts issued by a European financial institution evidencing arrangements similar to ADRs. GDRs are receipts for foreign-based corporations that are traded in capital markets around the world. These depositary receipts may be sponsored or unsponsored and are U.S. dollar-denominated. The Guardian Global Equity Fund may invest in sponsored depositary receipts wherein the foreign issuer assumes the obligation to pay some or all of the depository’s transaction fees or unsponsored depositary receipts wherein the foreign issuer assumes no obligations and the depositary’s transaction fees are paid directly by the depositary receipt holders. The depositary receipts in which the Guardian Global Equity Fund invests are U.S. dollar-denominated.

The Guardian Global Equity Fund may also invest up to 15% of its net assets in securities of companies that are listed in, or whose principal business activities are located in, emerging market countries. Emerging market countries include those defined or classified currently, or in the future, as an emerging market by the MSCI Emerging Markets Index.

The Adviser utilizes a bottom-up investment approach to construct a portfolio of securities of high-quality companies capable of sustaining growth for more than five years with the potential for share price appreciation. The Adviser’s process seeks to identify companies that are positioned with exposure to growth with below average sensitivity to economic conditions. The Adviser quantitatively screens the universe of listed securities, on any exchange, using certain financial and other metrics with the goal of identifying companies that will enhance the quality and growth characteristics of the pool of securities from which the final portfolio is constructed. These criteria include, but are not limited to, minimum net income, maximum leverage, minimum return on invested capital (ROIC), and long-term earnings per share growth rates. Growth characteristics that the Adviser includes in its analysis of a company are: (1) a proven track record of quality growth, (2) operating in industries we believe have potential for sustained periods of growth, (3) sustainable competitive advantage, (4) high, and preferably rising, return on income and capital ROIC, and (5) proven management. The quality of a company is measured by the Adviser using the following characteristics: (1) business maturity, (2) little or no leverage, (3) strong cash generation, (4) foundations for sustainable growth, including strong corporate governance, low regulatory, legal and tax risk, and a progressive environment and social strategy, among others, and (5) business diversification.

A security may be sold if it exceeds the Adviser’s thresholds for target stock price relative to our estimates of the current value of the company’s future cash flows and future ratios of stock price to company earnings, if the security no longer meets the Adviser’s thresholds for the growth and quality characteristics outlined above, or if the Adviser believes a different combination of stocks in the Fund’s portfolio would enhance the sustainable growth, quality and forecast return of the Guardian Global Equity Fund’s overall portfolio.

Principal Investment Risks

All investments involve risks, and the Guardian Global Equity Fund cannot guarantee that it will achieve its investment objective. An investment in the Guardian Global Equity Fund is not insured or guaranteed by any government agency. The Guardian Global Equity Fund’s returns and share price will fluctuate, and you may lose money by investing in the Fund.

Equity Security Risk. The value of equity securities is influenced by a number of factors which may relate directly to the issuer of the equity securities or broader economic or market events including changes in interest rates. Common stock ranks below preferred stock and debt securities in claims for dividends and for assets of the company issuing the equity securities in a liquidation or bankruptcy.

Currency Risk. Securities denominated in foreign currencies may be adversely affected by changes in currency rates and by substantial currency conversion costs. Currency rates may fluctuate significantly over short periods of time for a number of reasons. As a result, investments in foreign currency-denominated securities may reduce the returns of a Fund.

Growth Investing Risk. To the extent that the Guardian Global Equity Fund invests in growth-oriented securities, the Adviser’s perception of the underlying companies’ growth potentials may be wrong, or the securities purchased may not perform as expected.

ADR Risk. Investments in ADRs, including GDRs and EDRs, are subject to many of the same risks that are associated with direct investments in securities of foreign issuers (see, “Foreign Securities and Emerging Markets Risk” below). These risks may adversely affect the value of the Fund’s investments in ADRs. In addition, ADRs may not track the price of the underlying foreign securities, and their value may change materially at times when the U.S. markets are not open for trading. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary’s transaction fees. Under an unsponsored ADR arrangement, the foreign issuer assumes no obligations and the depositary’s transaction fees are paid directly by the ADR holders. Because unsponsored ADR arrangements are organized independently and without the cooperation of the issuer of the underlying securities, available information concerning the foreign issuer may not be as current as for sponsored ADRs and voting rights with respect to the deposited securities are not passed through.

Foreign Custody Risk. The Guardian Global Equity Fund may hold foreign securities and cash with foreign banks, agents and securities depositories. Such foreign banks or securities depositories may be subject to limited regulatory oversight. The laws of certain countries also may limit the Fund’s ability to recover its assets if a foreign bank or depository enters into bankruptcy.

Foreign Securities and Emerging Markets Risk. Foreign investments, including ADRs, are subject to sovereign risk and may be adversely affected by changes in currency exchange rates, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. There may be less publicly available information about a foreign company than about a U.S. company, and accounting, auditing and financial reporting standards and requirements may not be comparable. Emerging markets are markets of countries in the initial stages of industrialization and that generally have low per capita income as compared to developed countries. Emerging markets are generally more volatile and can have relatively unstable governments, social and legal systems that do not protect shareholders and economies based on only a few industries.

Investment Company Risk. The Investment Company Act of 1940, as amended (the “1940 Act”) and the Internal Revenue Code (“IRC”) impose numerous constraints on the operations of registered investment companies, like the Fund. These restrictions may prohibit the Fund from making certain investments thus potentially limiting its profitability. Moreover, failure to satisfy certain requirements required under the IRC may prevent the Fund from qualifying as regulated investment company thus requiring the Fund to pay unexpected taxes and penalties, which could be material.

Issuer Risk. The Guardian Global Equity Fund will be affected by factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.

Large Company Risk. Larger, more established companies may be unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative smaller competitors, potentially resulting in lower market prices for their common stock.

Management Risk. The performance of the Guardian Global Equity Fund depends on the Adviser’s success in selecting investments on behalf of the Fund. The Adviser’s judgments about the attractiveness, value, the potential income to be generated by individual securities and the potential appreciation of a particular asset class or individual security in which the Fund invests may fail to produce the intended result. The securities selected by the Adviser may underperform other assets or the overall market.

Market Risk. Movements in the stock market may adversely affect the securities held by the Fund on a daily basis, and as a result, such movements may negatively affect the Guardian Global Equity Fund’s net asset value (“NAV”) and investment return. Prices for securities in which the Fund invests may move up or down, sometimes rapidly and unpredictably, as a result of market influences. The Guardian Global Equity Fund’s investments may decline in value due to factors affecting securities markets generally, or particular industries or sectors represented in those markets. The Guardian Global Equity Fund’s investments are subject to the following market-related risks, among others: inflation risk, geopolitical risks, including wars, terrorism, government shutdowns, and concerns about sovereign debt; natural and environmental disasters, including earthquakes, tsunamis and hurricanes; widespread disease, including pandemics and epidemics; and market manipulation and other fraudulent practices. For additional information regarding Market Risk, including the effect of pandemics such as the novel coronavirus disease, on financial markets, please see “Market Risk” in the section titled “Additional Information Regarding Principal Investment Risks” in this prospectus.

Mid-Cap Company Risk. Investments in securities of mid-cap companies may be riskier, more volatile and more vulnerable to economic, market and industry changes than investments in larger, more established companies. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term.

Non-Diversification Risk. The Fund is non-diversified and the Fund’s investment in the securities of a limited number of issuers exposes the Fund to greater market risk and potentially greater market losses than if its investments were diversified in securities issued by a greater number of issuers. The Adviser may also take substantial positions in the same security or groups of securities at the same time. This overlap in investments may subject the Fund to additional market risk and potentially greater market losses.

Regulatory Risk. Changes in government regulations may adversely affect the operations and value of the Fund or the companies in which it invests. Industries and markets that are not adequately regulated may be susceptible to the initiation of inappropriate practices that adversely affect the Fund or the companies in which it invests.

Performance

The performance information below provides some indication of the risks of investing in the Guardian Global Equity Fund. The bar chart shows changes in the performance of the Institutional Shares from year to year. The table shows the average annual returns of the Institutional Shares for the periods of 1 Year and Since Inception compared to a broad-based market index.

Visit www.guardiancapitalfunds.com or call 1-800-957-0681 for current performance information.

Past performance, before and after taxes, is not necessarily predictive of future performance.

Guardian Capital Fundamental Global Equity Fund

Calendar Year Total Returns – Institutional Shares

Highest and Lowest Quarter Returns

(for periods shown in the bar chart)

Highest	4/1/2020 – 6/30/2020	17.53%
Lowest	1/1/2020 – 3/31/2020	(15.25)%

AVERAGE ANNUAL TOTAL RETURNS

(for periods ended 12/31/2022)

	1 Year	Since Inception (12/19/19)
Guardian Capital Fundamental Global Equity Fund
Institutional Shares - Before Taxes	(18.11)%	4.98%
Institutional Shares - After Taxes on Distributions(1)	(18.29)%	4.64%
Institutional Shares - After Tax on Distributions and Sale of Fund Shares(1)	(10.59)%	3.87%
MSCI World Index (reflects no deduction for fees, expenses or taxes)(2)	(18.14)%	5.17%

(1)	After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are for Institutional Shares only. The Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than the Return After Taxes on Distributions for the same period if there was a loss realized on the sale of Fund shares. The benefit of the tax loss (to the extent it can be used to offset other gains) may result in a higher return. After-tax returns for other share classes will vary.
(2)	The MSCI World Index is an unmanaged free float-adjusted market capitalization index that is designed to measure global developed market equity performance. Currently the MSCI World Index consists of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The performance of the index is expressed in terms of U.S. dollars, and does not reflect the deduction of fees or taxes with a mutual fund, such as investment management and fund accounting fees. Individuals cannot invest directly in an index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

Portfolio Management

Adviser and Subadviser

Guardian Capital LP (“Guardian Capital” or the “Adviser”) is the Guardian Global Equity Fund’s investment adviser. The Adviser provides investment oversight of the subadviser, research support, and compliance services (including compliance oversight of the subadviser). The Adviser also provides marketing, operational and distribution support for the Fund.

GuardCap Asset Management Limited (U.K.) (the “Subadviser” or “GuardCap”), a non-U.S. wholly-owned subsidiary of Guardian Capital, serves as the Guardian Global Equity Fund’s investment subadviser. GuardCap is primarily responsible for the day-to-day portfolio management of the Guardian Global Equity Fund. GuardCap also provides compliance services on behalf of the Fund.

Portfolio Managers

Mr. Michael Boyd and Mr. Giles Warren, Portfolio Managers

Mr. Michael Boyd and Mr. Giles Warren serve as the Guardian Global Equity Fund’s Portfolio Managers and are responsible for the day-to-day management of the Fund. Both Mr. Boyd and Mr. Warren are Portfolio Managers of GuardCap and each has served in that role since 2014.

For additional information about the Adviser, Subadviser and the Portfolio Managers, please see “Additional Information about Management of the Fund.”

Purchases, Sales and Exchanges of Fund Shares

Minimum Initial Investment	To Place Buy or Sell Orders

Institutional Shares - $2,500 for all account types	By Mail:	Guardian Capital Fundamental Global Equity Fund c/o Ultimus Fund Solutions, LLC P.O. Box 46707 Cincinnati, Ohio 45246-0707

Minimum Subsequent Investment	By Phone:	1-800-957-0681

Institutional Shares - $100 for all account types

Minimums may be modified or waived for certain financial intermediaries that aggregate trades on behalf of investors.

You may also purchase and redeem shares through your dealer or financial adviser. Please contact your financial intermediary directly to find out if additional requirements apply.

Tax Information

The Guardian Global Equity Fund has distributions that are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred account, such as a 401(k) plan, individual retirement account (IRA) or 529 college savings plan or are a tax-exempt investor. You should be aware that investments in tax-deferred accounts may be taxable at withdrawal. You should discuss any tax-related concerns with your tax adviser or attorney.

Payments to Brokers-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a bank, broker-dealer, 401(k) plan, financial adviser or financial supermarket (each a “Financial Intermediary”), the Fund and its related companies may pay the Financial Intermediary for the sale of Fund shares and related services. These payments may create conflicts of interest by influencing the Financial Intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Financial Intermediary’s website for more information.

Summary Section

Alta Quality Growth Fund

Investment Objective

The investment objective of the Alta Quality Growth Fund (the “Alta Fund” or the “Fund”) is to seek to seek long-term growth of capital with lower than market volatility.

Fees and Expenses of the Alta Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Alta Fund. Investors may also pay commissions or other fees to their financial intermediary that are not reflected below when they buy and hold shares of the Fund through such intermediary.

Shareholder Fees (fees paid directly from your investments)	Institutional Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	None
Maximum Deferred Sales Charge (Load) Imposed on Redemptions (as a percentage of the sale price)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Institutional Shares
Management Fee	0.75%
Distribution and/or Service Fee (12b-1) Fees	None
Other Expenses	0.43%
Total Annual Operating Expenses	1.18%
Expense Reduction/Reimbursement(1)	(0.39%)
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement(1)	0.79%

(1)	Alta Capital Management, LLC, the Alta Fund’s adviser (the “Adviser”), has contractually agreed to waive its management fee and/or reimburse expenses so that total annual operating expenses for the Alta Fund (excluding (i) interest; (ii) taxes; (iii) brokerage fees and commissions; (iv) other extraordinary expenses not incurred in the ordinary course of the Fund’s business; (v) dividend expense on short sales; (vi) distribution and/or 12b-1 fees, and (vii) indirect expenses such as acquired fund fees and expenses) do not exceed 0.79% of the average daily net assets of the Alta Fund through January 31, 2024 (the “Expense Limitation”). During any fiscal year that the Investment Advisory Agreement between the Adviser and Capitol Series Trust (the “Trust”) is in effect, the Adviser may recoup the sum of all fees previously waived or expenses reimbursed, less any reimbursement previously paid, provided that the Adviser is only permitted to recoup fees or expenses within 36 months from the date the fee waiver or expense reimbursement first occurred and provided further that such recoupment can be achieved within the Expense Limitation Agreement currently in effect and the Expense Limitation Agreement in place when the waiver/reimbursement occurred. This Expense Limitation Agreement may not be terminated by the Adviser prior to its expiration date, but the Board of Trustees (the “Board”) may terminate such agreement at any time. The Expense Limitation Agreement terminates automatically upon the termination of the Advisory Agreement with the Adviser.

Example

This Example is intended to help you compare the cost of investing in the Alta Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and the expense reduction/reimbursement remains in place during the contractual period only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$81	$336	$611	$1,397

Portfolio Turnover

The Alta Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Alta Fund’s performance. The Alta Fund is typically expected to have a portfolio turnover rate of 25% or less. For the fiscal year ended September 30, 2022, the Alta Fund’s portfolio turnover rate was 19% of the average value of its portfolio.

Principal Investment Strategies

As a non-fundamental policy, under normal conditions, the Alta Fund’s Adviser invests at least 80% of the Fund’s net assets (plus the amount of any borrowings for investment purposes) in equity securities of large-capitalization (“large-cap”) and mid-capitalization (“mid-cap”) companies. The Adviser considers large-cap companies to be companies whose market capitalizations are equal to or larger than the smallest company in the Russell 1000 Growth® Index. The Adviser considers mid-cap companies to be companies whose market capitalizations are equal to or larger than the smallest company in the Russell MidCap® Index and equal to or smaller than the largest company in the Russell MidCap® Index. Total market capitalization is based on the market capitalization of U.S. operating companies listed on the New York Stock Exchange (“NYSE”), NYSE American LLC, Nasdaq Global Market®, Nasdaq Capital Market®, or such other securities exchanges deemed appropriate by the Adviser. Under the Adviser’s market capitalization guidelines described above, based on market capitalization data as of September 30, 2022, the market capitalization of a large-cap company would be $36.1 billion or above, and the market cap of a mid-cap company would be between $3.6 billion and $36.1 billion. These dollar amounts will change due to market conditions. The size of the companies included in the Russell 1000® Growth Index and the Russell MidCap® Index will change as a result of market conditions and reconstitution of the Index.

The Adviser seeks to achieve the Alta Fund’s investment objective by building a portfolio focused primarily on growth stocks of U.S. companies that the Adviser believes will generate above-benchmark returns over a three- to five-year period. The Adviser utilizes a bottom-up, fundamental approach to identify a group of approximately 30-35 stocks which it believes will outperform the Russell 1000® Growth Index. The Adviser may invest up to 20% of the Alta Fund’s assets in securities of foreign companies, primarily indirectly through American Depositary Receipts (ADRs). ADRs are issued by U.S. banks (depositories) and represent ownership interests in securities of foreign companies that are deposited with those banks. The Alta Fund may invest in sponsored ADR arrangements wherein the foreign issuer assumes the obligation to pay some or all of the depository’s transaction fees or unsponsored ADR arrangements wherein the foreign issuer assumes no obligations and the depositary’s transaction fees are paid directly by the ADR holders. The Adviser seeks to invest in what the Adviser believes are quality companies with a demonstrated history of consistent growth, stability in earnings, pronounced profitability that they believe are selling at an attractive valuation relative to future growth expectations. Quality is measured by, among other factors, a company’s demonstrated ability to consistently grow earnings and free cash flow. Other characteristics of quality companies generally include high returns on capital; attractive profit margins; financial flexibility; and a leading industry position. The Adviser seeks to purchase stocks of companies capable of sustaining these competitive advantages well into the future. Research is primarily performed in-house by the Adviser and relies on proprietary screens and valuation models. A security may be sold as it reaches the Adviser’s fair valuation, its growth or quality attributes are undermined, or it underperforms beyond a set limit. Risk control is inherent to the investment management process. The Adviser believes a strict screening process, rigorous assessment of a company’s competitive advantages, and conservative valuation assumptions minimize risk at the individual stock level. Additional risk control measures at the portfolio level include placing thresholds on individual stock and sector weights.

Principal Investment Risks

All investments involve risks, and the Alta Fund cannot guarantee that it will achieve its investment objective. An investment in the Alta Fund is not insured or guaranteed by any government agency. The Alta Fund’s returns and share price will fluctuate, and you may lose money by investing in the Fund.

ADR Risk. Investments in ADRs are subject to many of the same risks that are associated with direct investments in securities of foreign issuers (see, “Foreign Security Risk” below). These risks may adversely affect the value of the Alta Fund’s investments in ADRs. In addition, ADRs may not track the price of the underlying foreign securities, and their value may change materially at times when the U.S. markets are not open for trading. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depository’s transaction fees. Under an unsponsored ADR arrangement, the foreign issuer assumes no obligations and the depositary’s transaction fees are paid directly by the ADR holders. Because unsponsored ADR arrangements are organized independently and without the cooperation of the issuer of the underlying securities, available information concerning the foreign issuer may not be as current as for sponsored ADRs and voting rights with respect to the deposited securities are not passed through.

Currency Risk. Securities denominated in foreign currencies may be adversely affected by changes in currency rates and by substantial currency conversion costs. Currency rates may fluctuate significantly over short periods of time for a number of reasons. As a result, investments in foreign currency-denominated securities may reduce the returns of the Fund.

Equity Security Risk. The value of equity securities is influenced by a number of factors which may relate directly to the issuer of the equity securities or broader economic or market events including changes in interest rates. Common stock ranks below preferred stock and debt securities in claims for dividends and for assets of the company issuing the equity securities in a liquidation or bankruptcy.

Foreign Custody Risk. The Alta Fund may hold foreign securities and cash with foreign banks, agents and securities depositories. Such foreign banks or securities depositories may be subject to limited regulatory oversight. The laws of certain countries also may limit the Alta Fund’s ability to recover its assets if a foreign bank or depository enters into bankruptcy.

Foreign Securities Risk. Foreign investments, including ADRs, are subject to sovereign risk and may be adversely affected by changes in currency exchange rates, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. There may be less publicly available information about a foreign company than about a U.S. company, and accounting, auditing and financial reporting standards and requirements may not be comparable.

Growth Investing Risk. To the extent that the Alta Fund invests in growth-oriented securities, the Adviser’s perception of the underlying companies’ growth potentials may be wrong, or the securities purchased may not perform as expected.

Investment Company Risk. The Investment Company Act of 1940, as amended (the “1940 Act”) and the Internal Revenue Code (“IRC”) impose numerous constraints on the operations of registered investment companies, like the Fund. These restrictions may prohibit the Alta Fund from making certain investments thus potentially limiting its profitability. Moreover, failure to satisfy certain requirements required under the IRC may prevent the Alta Fund from qualifying as regulated investment company thus requiring the Fund to pay unexpected taxes and penalties, which could be material.

Issuer Risk. The Alta Fund will be affected by factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.

Large Company Risk. Larger, more established companies may be unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative smaller competitors, potentially resulting in lower market prices for their common stock.

Management Risk. The performance of the Alta Fund depends on the Adviser’s success in selecting investments on behalf of the Fund. The Adviser’s judgments about the attractiveness, value, the potential income to be generated by individual securities and the potential appreciation of a particular asset class or individual security in which the Alta Fund invests may fail to produce the intended result. The securities selected by the Adviser may underperform other assets or the overall market.

Market Risk. Movements in the stock market may adversely affect the securities held by the Alta Fund on a daily basis, and as a result, such movements may negatively affect the Fund’s net asset value (“NAV”) and investment return. Prices for securities in which the Alta Fund invests may move up or down, sometimes rapidly and unpredictably, as a result of market influences. The Alta Fund’s investments may decline in value due to factors affecting securities markets generally, or particular industries or sectors represented in those markets. The Fund’s investments are subject to the following market-related risks, among others: inflation risk, geopolitical risks, including wars, terrorism, government shutdowns, and concerns about sovereign debt; natural and environmental disasters, including earthquakes, tsunamis and hurricanes; widespread disease, including pandemics and epidemics; and market manipulation and other fraudulent practices. For additional information regarding Market Risk, including the effect of pandemics such as the novel coronavirus disease, on financial markets, please see “Market Risk” in the section titled “Additional Information Regarding Principal Investment Risks” in this prospectus.

Mid-Cap Company Risk. Investments in securities of mid-cap companies may be riskier, more volatile and more vulnerable to economic, market and industry changes than investments in larger, more established companies. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term.

Regulatory Risk. Changes in government regulations may adversely affect the operations and value of the Alta Fund or the companies in which it invests. Industries and markets that are not adequately regulated may be susceptible to the initiation of inappropriate practices that adversely affect the Alta Fund or the companies in which it invests.

Sector Risk. The Adviser may allocate more of the Alta Fund’s investments to a particular sector or sectors in the market. The allocation of a significant portion of total assets to one or more sectors may make the Alta Fund’s investment portfolio more susceptible to the financial, economic, business, and political developments that affect those sectors. For additional information about this risk, please see “Sector Risk” and “Information Technology Sector Risk” in the section titled “Additional Information Regarding Principal Investment Risks of the Funds” in this prospectus.

Performance

The performance information below provides some indication of the risks of investing in the Alta Fund. The bar chart shows changes in the performance of the Institutional Shares from year to year. The table shows the average annual returns of the Institutional Shares for the periods of 1 Year and Since Inception compared to a broad-based market index.

Visit www.guardiancapitalfunds.com or call 1-800-957-0681 for current performance information.

Past performance, before and after taxes, is not necessarily predictive of future performance.

Alta Quality Growth Fund

Calendar Year Total Returns – Institutional Shares

Highest and Lowest Quarter Returns
(for periods shown in the bar chart)

Highest	4/1/2020 – 6/30/2020	22.91%
Lowest	1/1/2020 – 3/31/2020	(22.95)%

AVERAGE ANNUAL TOTAL RETURNS

(for periods ended 12/31/2022)
	1 Year	Since Inception (12/19/18)
Alta Quality Growth Fund
Institutional Shares - Before Taxes	(29.41)%	8.36%
Institutional Shares - After Taxes on Distributions(1)	(30.44)%	7.58%
Institutional Shares - After Tax on Distributions and Sale of Fund Shares(1)	(16.67)%	6.49%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)(2)	(18.11)%	13.08%
Russell 1000® Growth Index (reflects no deduction for fees, expenses or taxes)(3)	(29.14)%	14.28%

(1)	After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are for Institutional Shares only. The Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than the Return After Taxes on Distributions for the same period if there was a loss realized on the sale of Fund shares. The benefit of the tax loss (to the extent it can be used to offset other gains) may result in a higher return. After-tax returns for other share classes will vary.
(2)	The S&P 500® Index is a widely recognized unmanaged index of equity securities and is representative of a broader domestic equity market and range of securities than is found in the Fund’s portfolio. The S&P 500® Index measures the performance of large-cap U.S. equity securities. The index includes 500 leading companies and comprises approximately 80% of available market capitalization. Individuals cannot invest directly in the index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.
(3)	The Russell 1000® Growth Index is a widely recognized unmanaged index of equity securities and is representative of a broader domestic equity market and range of securities than is found in the Fund’s portfolio. The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values. The index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics. Individuals cannot invest directly in an index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

Portfolio Management

Adviser

Alta Capital Management, LLC (the “Adviser” or “Alta Capital”) is the Alta Fund’s investment adviser. Alta Capital is a majority-owned U.S. domiciled subsidiary of Guardian Capital LP.

Portfolio Managers

Ms. Melanie Peche, Mr. Michael O. Tempest, Mr. Tyler A. Partridge and Mr. Casey Nelsen serve as the Alta Fund’s Portfolio Managers and are responsible for the day-to-day management of the Fund. Ms. Peche has served as a Portfolio Manager of the Alta Fund since its inception in December 2018 and is Principal and Co-Portfolio Manager of the Adviser since 2004. Mr. Tempest has served as a Portfolio Manager of the Alta Fund since its inception in December 2018 and is Managing Principal and Chief Investment Officer of the Adviser since 1995. Mr. Partridge has served as a Portfolio Manager of the Alta Fund since January 2020 and is Principal and Co-Portfolio Manager of the Adviser since 2015. Mr. Nelsen has served as a Portfolio Manager of the Alta Fund since January 2021 and is a Principal of the Adviser since 2012.

Purchases, Sales and Exchanges of Fund Shares

Minimum Initial Investment	To Place Buy or Sell Orders

Institutional Shares - $2,500 for all account types	By Mail:	Alta Quality Growth Fund c/o Ultimus Fund Solutions, LLC P.O. Box 46707 Cincinnati, Ohio 45246-0707

Minimum Subsequent Investment	By Phone:	1-800-957-0681

Institutional Shares - $100 for all account types

Minimums may be modified or waived for certain financial intermediaries that aggregate trades on behalf of investors.

You may also purchase and redeem shares through your dealer or financial adviser. Please contact your financial intermediary directly to find out if additional requirements apply.

Tax Information

The Alta Fund has distributions that are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred account, such as a 401(k) plan, individual retirement account (IRA) or 529 college savings plan or are a tax-exempt investor. You should be aware that investments in tax-deferred accounts may be taxable at withdrawal. You should discuss any tax-related concerns with your tax adviser or attorney.

Payments to Brokers-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a bank, broker-dealer, 401(k) plan, financial adviser or financial supermarket (each a “Financial Intermediary”), the Fund and its related companies may pay the Financial Intermediary for the sale of Fund shares and related services. These payments may create conflicts of interest by influencing the Financial Intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Financial Intermediary’s website for more information.

Additional Information Regarding Principal Investment Strategies of the Funds

Overview of Guardian Dividend Fund

Investment Objective	●	Long-term capital appreciation and current income.
Principal Investments	●	Primarily medium and large capitalization companies that pay a current dividend, and which the Adviser believes have the potential for growth of income and capital appreciation over time.
	●	The Guardian Dividend Fund’s principal investments may include both U.S. and non-U.S. companies, including ADRs, along with REITs and MLPs.
●

Under normal market conditions, the Guardian Dividend Fund will invest at least 80% of its net assets (including the amount of any borrowings for investment purposes) in such dividend-paying equity securities.

	●	Up to 15% of its net assets may be invested in emerging markets securities.

Overview of Guardian Global Equity Fund

Investment Objective	●	To provide long-term capital appreciation
Principal Investments	●	Invests 80% of its net assets (plus borrowings for investment purposes) in equity securities (primarily common stock) of mid-cap and large-cap companies.
	●	Invests at least 40% of its net assets in the securities of foreign issuers, including ADRs, GDRs and EDRs.
	●	Invests in at least five countries in the MSCI World Index, one of which may be the U.S.
	●	Up to 15% of its net assets may be invested in emerging markets securities.
Number of Positions	●	Typically 20 – 25
Maximum Position Size	●	Up to 10% of total assets
Sector Allocation	●	Invests in at least 5 Global Industry Classification Standards (GICS) sectors at any given time

Overview of Alta Fund

Investment Objective	●	Long-term capital growth with lower than market volatility
Principal Investments	●	80% of its net assets (plus borrowings for investment purposes) in equity securities of large-cap and mid-cap companies.
	●	May invest up to 20% of its net assets in foreign companies, primarily through ADRs.

Investment Process – Guardian Dividend Fund

The investment process used by Guardian Capital (the “Adviser”) in selecting securities for the Guardian Dividend Fund, primarily relies on bottom-up analysis and seeks to identify companies that have the potential for dividend growth, sustainable income, and capital appreciation over time. The Adviser’s process uses a combination of relative, intrinsic, and artificial intelligence models to rank companies within each economic sector.

The relative analysis uses multiple factors, including earnings growth, dividend growth, value, yield, momentum, and quality in order to derive a fundamental rank of a given stock within each sector. The intrinsic analysis projects future cash flow growth and uses customized discount rates and discount models to arrive at an intrinsic valuation target. The artificial intelligence component uses both traditional fundamental datasets and un-structured datasets. The process uses machine learning algorithms to forecast expected dividend growth rates and also the probability of a dividend cut for each stock. Each of these three models are combined to create a ranking of all stocks within each sector to create the universe of stocks available for the Guardian Dividend Fund’s portfolio.

A team of portfolio managers then constructs the portfolio based upon the above stock selection process, while taking into account the overall economic environment and the portfolio’s exposure to risk. The combination of a systematic stock selection process and a team-refined portfolio construction process results in a diversified portfolio of dividend-paying equity securities that provide above average yield and dividend growth.

The Guardian Dividend Fund’s investment policy with respect to 80% of its net assets may be changed by the Fund’s Board of Trustees without shareholder approval as long as shareholders are given 60 days’ advance written notice of the change.

Investment Process – Guardian Global Equity Fund

Guardian Capital (the “Adviser”) utilizes a bottom-up investment approach to construct a portfolio of securities of high-quality companies capable of sustaining growth upside for more than five years with the potential for share price appreciation. The Adviser quantitatively screens the universe of listed securities, on any exchange, using certain financial and other metrics with the goal of identifying companies that will enhance the quality and growth characteristics of the pool of securities from which the final portfolio is constructed. These criteria include, but are not limited to, minimum net income, maximum leverage, minimum return on invested capital (ROIC), and long-term earnings per share growth rates. Growth characteristics that the Adviser includes in its analysis of a company are: (1) a proven track record of quality growth, (2) operating in industries we believe have potential for sustained periods of growth, (3) sustainable competitive advantage, (4) high, and preferably rising, return on invested capital, and (4) proven management. Quality of a company is measured by the Adviser using the following characteristics: (1) business maturity, (2) little or no leverage, (3) strong cash generation, (4) foundations for sustainable growth, including strong corporate governance, low regulatory, legal and tax risk, and a progressive environment and social strategy, among others, and (5) business diversification. The totality of this process results in the “High Confidence Pool,” a pool of securities from which the Guardian Global Equity Fund’s portfolio is constructed representing high-quality, growth-sustainable companies with the potential for share price appreciation.

The Adviser’s process seeks to identify companies that are positioned with exposure to growth with below average sensitivity to economic conditions. Analysis of long-term secular growth trends includes systematically and continuously searching the world for emerging trends to: (i) identify companies that will benefit from these trends, (ii) consider whether these trends represent a threat to companies in the Guardian Global Equity Fund’s portfolio or in the Adviser’s High Confidence Pool, and (iii) incorporate findings into questions to be addressed by companies requiring additional analysis.

The Adviser’s investment team participates in meetings, conference calls and other activities and “touch points” such as investor days, with companies included in its High Confidence Pool. These company contacts are a critical part of the analytical process and are conducted for companies along the value chain, including key competitors, suppliers, customers and distributors.

Business, valuation, and economic risk controls are inherent to the investment management process. Certain thresholds are managed as part of the Adviser’s risk control process. The Adviser uses the following factors to assess risk control:

Business Risk Control
■	Stock quality criteria
■	In-depth due diligence on each stock
■	Size, stability, reliability of companies
■	Strong cash flows, margins, returns
■	High quality management and corporate governance

Valuation Risk Control
■	Disciplined monitoring of valuation metrics
■	Detailed proprietary 5-year earnings per share and cash flow forecasts
■	Discounted cash flow and earnings with and end of analysis period price earnings model

Economic Risk Control
■	Companies less exposed to economic cycles
■	Secular growth businesses
■	Customer/geographic diversification

The Adviser’s investment team also monitors, on a daily basis, the portfolio’s exposure to both primary and secondary secular trends, to ensure that there is not excessive exposure to a single trend. Primary secular trends represent broader trends and include the economic transition to online processes (including industrial automation, online payments, and eCommerce), emerging middle classes, aging population, regulation, vanity, security, sustainability, health lifestyles and healthcare productivity. However, these broader secular trends contain secondary (specific) trends, or sub-trends. For example, vanity may contain sub-trends such as beauty products and the penetration of branded jewelry, among others. The Guardian Global Equity Fund’s portfolio is limited to 10% total portfolio exposure to any secular sub-trend.

On a weekly basis, the Adviser’s investment team will review the Guardian Global Equity Fund’s portfolio holdings for suitability with the investment mandate and adherence to investment guidelines. A security may be sold if it exceeds the Adviser’s thresholds for target stock price relative to our estimates of the current value of the company’s future cash flows and future ratios of stock price to company earnings, if the security no longer meets the Adviser’s thresholds for the growth and quality characteristics outlined above, or if the Adviser believes a different combination of stocks in the Guardian Global Equity Fund’s portfolio would enhance the sustainable growth, quality and forecast return of the Fund’s overall portfolio.

Investment Process – Alta Fund

Alta Capital’s (the “Adviser”) investment process combines proprietary quantitative analysis and strong fundamental research. The portfolio selection process begins by eliminating small-capitalization companies which are defined as companies whose market capitalization is less than $3.6 billion as of September 30, 2022. This subset of potential securities is narrowed further based on certain growth, profitability, and valuation metrics. This dynamic screening model is executed on a weekly basis and yields approximately 100 to 150 companies. These companies are then processed through the Adviser’s proprietary earnings analysis model, which evaluates each company’s earnings potential and then ranks every stock according to its implied annual rate of return. Higher ranking stocks are given preference for further evaluation in the fundamental research process.

The Adviser’s fundamental analysis confirms the strength of management, products, market position, competitive advantages, franchise value and future performance expectations. Through the knowledge gained in this discovery process, the Adviser can determine the company’s intrinsic value and potential for price outperformance. Valuation is accomplished through a proprietary ten-year free cash flow model entitled the Alta Intrinsic Value (AIV). AIV takes a conservative approach to valuation by tempering the inputs and assumptions that drive model results. The Adviser gains further confidence in a company’s long-term investment potential by targeting companies with a current market price to AIV discount of at least 20%. The resulting Alta quality name is presented to the Adviser’s Investment Committee for consideration. Securities approved by the Adviser’s Investment Committee are placed on a watch list and are available to the portfolio managers for purchase.

Certain thresholds are managed at both the stock and sector levels as part of the Adviser’s risk control process. Stocks are recommended for sale when intrinsic value has been achieved, the fundamental reasons for purchase no longer exist, performance does not meet expectations or better alternatives are available.

As a quality growth manager, the Adviser believes companies with consistent high free cash flow growth yield superior investment returns with decreased risk. The Adviser defines quality as companies able to sustain strong secular earnings growth, increase profitability, and are available at a discounted valuation. The Adviser prides itself on being a patient investor. The Adviser takes the long-term perspective and has the discipline to wait for the right valuation before investing in attractive growth companies.

The Adviser believes that its fundamental research and valuation process can identify high quality growth securities yielding superior investment returns with less risk. Compared to other types of growth managers (momentum, sector rotation, and thematic), the Adviser believes that its quality growth investment style can generate favorable returns with less volatility.

Temporary Defensive Position

From time to time, each Fund may take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies, in attempting to respond to adverse market, economic, political, or other conditions. For example, a Fund may hold a portion of its assets in cash, money market mutual funds, investment grade short-term money market instruments, U.S. Government Obligations, commercial paper, certificates of deposit, repurchase agreements and other cash equivalents. To the extent consistent with its investment policies and restrictions, each Fund also may invest in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its investment strategies. In some market conditions, the Funds may also temporarily use various derivatives for defensive hedging purposes. Further details and risks regarding derivatives can be found in the Funds’ Statement of Additional Information (“SAI”). As a result of engaging in these temporary measures, each Fund may not achieve its investment objective.

Portfolio Holdings Information

A description of the Funds’ policies and procedures with respect to the disclosure of portfolio securities is available in the Funds’ SAI and on the Funds’ website www.guardiancapitalfunds.com.

Investment Objective Updates

The investment objective of each Fund may be changed upon 60 days’ notice to shareholders without shareholder approval.

Additional Information Regarding Principal Investment Risks of the Funds

Each of the Guardian Dividend Fund, Guardian Global Equity Fund and Alta Fund (each a “Fund” and collectively, the “Funds”) are subject to the principal risks outlined below. The value of your investment in each Fund changes with the values of that Fund’s investments. Many factors can affect those values. The factors that are most likely to have a material effect on a Fund’s portfolio as a whole are called “principal risks.” The principal risks of each Fund are summarized in the Summary Sections of this prospectus and are described in more detail in this section. The Funds may be subject to additional risks other than those described below because the types of investments made by each Fund may change over time. The summary is not intended to be exhaustive. For more information about these risks and the securities and investment techniques used by each Fund, please refer to the SAI. There is no guarantee that each Fund will be able to achieve its investment objective. It is possible to lose money by investing in the Funds.

The Funds are each subject to the following principal risks:

●	ADR Risk	●	Foreign Securities Risk	●	Market Risk

●	Currency Risk	●	Investment Company Risk	●	Management Risk

●	Equity Security Risk	●	Issuer Risk	●	Mid-Cap Company Risk

●	Foreign Custody Risk	●	Large Company Risk	●	Regulatory Risk

In addition, the Guardian Dividend Fund is subject to the following principal risks:

●	Emerging Markets Risk (See Foreign Securities & Emerging Markets Risk)

●	Master Limited Partnership (MLP) Risk

●	Real Estate Investment Trust (REITs) Risk

●	Sector Risk

●	Warrants and Rights Risk

In addition, the Guardian Global Equity Fund is subject to the following principal risks:

●	Emerging Markets Risk (See Foreign Securities & Emerging Markets Risk)

●	Growth Investing Risk

●	Non-Diversification Risk

In addition, the Alta Fund is subject to the following principal risks:

●	Growth Investing Risk

●	Sector Risk

ADR Risk (All Funds)

Investments in ADRs are subject to many of the same risks that are associated with direct investments in the securities of foreign companies (see, “Foreign Security Risk” below). The securities underlying ADRs are typically denominated (or quoted) in a currency other than U.S. dollars and trade on foreign exchanges at times when the U.S. markets are not open for trading. As a result, the value of ADRs may not track the price of the underlying securities and may change materially at times when the U.S. markets are not open for trading. A depository may establish an unsponsored facility without participation by (or even necessarily the permission of) the issuer of the deposited securities. Holders of unsponsored depository receipts generally bear all the costs of such facility including fees for the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to pass through voting rights to depository receipt holders with respect to the deposited securities. In addition, an unsponsored facility is generally not obligated to distribute communications received from the issuer of the deposited securities or to disclose material information about such issuer in the United States. Sponsored depository receipt facilities enter into a deposit agreement with the applicable issuer that sets out the rights and responsibilities of the issuer, the depository, and the depository receipt holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depository), although depository receipt holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositaries agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the depository receipt holders at the request of the issuer of the deposited securities.

Currency Risk (All Funds)

The Funds’ indirect exposure to foreign currencies, including through ownership of securities of foreign issuers, subjects each Fund to the risk that those currencies will decline in value relative to the U.S. dollar, which would cause a decline in the U.S. value of the holdings of the Fund. Currency rates in foreign countries may fluctuate significantly over short periods of time for many reasons, including changes in interest rates and the imposition of currency controls or other political, economic and tax developments in the U.S. or abroad. As a result, investments in foreign currency-denominated securities may reduce the returns of the Funds.

Equity Security Risk (All Funds)

The value of equity securities is influenced by a number of factors which may relate directly to the issuer of the equity securities such as management performance, financial leverage and reduced demand for the issuer’s goods or services. The value of equity securities may also be affected by broader economic or market events including changes in interest rates. Common stock ranks below preferred stock and debt securities in claims for dividends and for assets of the company issuing the equity securities in a liquidation or bankruptcy.

Foreign Custody Risk (All Funds)

The Funds may hold foreign securities and cash with foreign banks, agents, and securities depositories. Such foreign banks or securities depositories may be subject to limited regulatory oversight. The laws of certain countries also may limit each Fund’s ability to recover its assets as a result of a foreign bank or depository’s bankruptcy or insolvency, negligence, misuse of assets, fraud, poor administration, or inadequate recordkeeping.

Foreign Securities & Emerging Markets Risk (All Funds as to Foreign Security Risk and Emerging Markets Risk applicable to Guardian Dividend Fund and Guardian Global Equity Fund)

Foreign investments, including ADRs, are subject to sovereign risk and may be adversely affected by changes in currency exchange rates, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. These considerations, which may favorably or unfavorably affect the Fund’s investment performance, include, but are not limited to, changes in exchange rates and exchange rate controls (which may include suspension of the ability to transfer currency from a given country), costs incurred in conversions between currencies, nonnegotiable brokerage commissions, different accounting standards, lower trading volume and greater market volatility, the difficulty of enforcing obligations in other countries, less securities regulation, different tax provisions (including withholding on interest and dividends paid to the Fund), war, expropriation, political and social instability and diplomatic developments. Further, the settlement period of securities transactions in foreign markets may be longer than in domestic markets. There may be less publicly available information about a foreign company than about a U.S. company, and accounting, auditing and financial reporting standards and requirements may not be comparable. There may also be less governmental supervision of foreign issuers of securities. Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies. In addition to the risks of foreign securities in general, emerging markets are generally more volatile and can have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries, and securities markets that trade a small number of issues which could reduce liquidity. Because the Fund may invest a large portion of its assets in securities of companies located in any one country or region, its performance may be hurt disproportionately by the poor performance of its investments in that geographic area.

Growth Investing Risk (Guardian Global Equity Fund and Alta Fund)

To the extent that the Funds invest in growth-oriented securities, each Adviser’s perception of the issuers’ growth potentials may be wrong, or the securities purchased may not perform as expected. Because of their perceived growth potential, growth stocks typically trade at higher price to earnings multiples. Generally, the values of growth stocks change in response to the markets’ perceptions of the issuers’ growth potentials and of the broader economic picture.

Investment Company Risk (All Funds)

The 1940 Act and the IRC impose numerous constraints on the operations of registered investment companies, like a Fund. For example, the 1940 Act limits the amount of Fund assets that can be invested in other investment companies (registered and unregistered) and the amount of leverage that can be utilized. If a registered investment company is “diversified,” the 1940 Act limits the amount of assets that can be invested in another entity. These restrictions may prohibit a Fund from making certain investment thus potentially limiting its profitability. Moreover, in order to qualify for regulated investment company tax treatment under subchapter M of the IRC (e.g. to be treated as a corporation for tax purposes and to pass through income and capital gains to investors), a Fund must satisfy source-of-income, asset diversification and other requirements. The failure to comply with these provisions in a timely manner may prevent a Fund from qualifying as regulated investment company, thus requiring the Fund to pay unexpected taxes and penalties, which could be material.

Issuer Risk (All Funds)

The value of a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services as well as the historical and prospective earnings of the issuer and the value of its assets.

Large Company Risk (All Funds)

Larger, more established companies may be unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion. The Funds’ investments in larger, more established companies are subject to the risk that larger companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative smaller competitors potentially resulting in lower markets for their common stock.

Management Risk (All Funds)

The performance of the Funds depends on each Adviser’s success in selecting investments on behalf of that Fund. The skill of the Adviser will play a significant role in each Fund’s ability to achieve its investment objective. Each Adviser’s judgments about the attractiveness, value, the potential income to be generated by individual securities and the potential appreciation of a particular asset class or individual security in which each Fund invests may fail to produce the intended result. The securities selected by the Adviser may underperform other assets or the overall market. Additionally, legislative, regulatory, or tax developments may affect the investment techniques available to each Adviser in connection with managing the Funds and may also adversely affect the ability of the Funds to achieve their respective investment objectives.

Market Risk (All Funds)

The market prices of securities owned by each Fund may go up or down, sometimes rapidly or unpredictably. A principal risk of investing in each Fund is that the investments in the Fund’s portfolio may decline in value due to factors affecting securities markets generally or particular industries or sectors represented in those markets. The values of securities may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, adverse changes to credit markets or adverse investor sentiment generally. They may also decline due to factors that disproportionately affect a particular industry, group of related industries or sector, such as labor shortages or increased production costs and competitive conditions within an industry or sector. The market price of equity securities and other types of investments may decline due to changes in interest rates or other factors affecting the applicable markets generally. Equity securities generally have greater price volatility than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater price volatility. During a general downturn in securities markets, multiple asset classes may decline in value simultaneously.

The Funds’ investments are also subject to inflation risk, which is the risk that the value of a Fund’s investments does not keep pace with inflation, thus reducing purchasing power. Inflation has adverse consequences for most types of bonds because it makes their fixed interest payments less valuable. Bonds generally offer a series of fixed interest payments that represent a percentage of the face value of the bond. When inflation develops and prices rise, the purchasing power of the interest payment decreases. High inflation has historically correlated with lower returns on equities, and value stocks tends to perform better than growth stocks in high inflation periods. Persistently high inflation erodes the real value of investment capital, requiring a higher nominal return to maintain purchasing power. It also introduces distortions that may affect real economic outcomes, including policy implementation by governmental agencies and planning by households and businesses.

The Funds are subject to the risk that geopolitical and other events will disrupt securities markets, adversely affect global economies and markets and thereby decrease the value of each Fund’s investments. The wars in Iraq, Afghanistan and Syria have had a substantial effect on the economies and securities markets of the U.S. and other countries. Russia’s recent military incursions in Ukraine have led to, and may lead to, additional sanctions being levied by the United States, European Union and other countries against Russia. Russia’s military incursion and the resulting sanctions could adversely affect global energy and financial markets and thus could affect the value of the Funds’ investments, even beyond any direct exposure the Funds may have to Russian issuers or the adjoining geographic regions. The extent and duration of the military action, sanctions and resulting market disruptions are impossible to predict, but could be substantial. Any such disruptions caused by Russian military action or resulting sanctions may magnify the impact of other risks described in this section.

Terrorism in the U.S. and around the world has had a similar global impact and has increased geopolitical risk. The terrorist attacks on September 11, 2001 resulted in the closure of some U.S. securities markets for four days, and similar attacks are possible in the future. Uncertainty surrounding the sovereign debt of a number of European Union countries, as well as the continued existence of the European Union itself, have disrupted, and may continue to disrupt, markets in the U.S. and around the world. If one or more countries leave the European Union or the European Union dissolves, the world’s securities markets likely will be significantly disrupted. Substantial governmental interventions by particular countries (e.g. currency controls) also could negatively impact the Funds. While the U.S. government has honored its credit obligations continuously for 200 plus years, it remains possible that the U.S. could default on its obligations. While it is impossible to predict the consequences of such an unprecedented event, it is likely that a default by the U.S. would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of a Fund’s investments. Similarly, political events within the U.S. at times have resulted, and may in the future result, in a shutdown of government services, which could negatively affect the U.S. economy, decrease the value of many Fund investments, and increase uncertainty in or impair the operation of the U.S. or other securities markets. Likewise, natural and environmental disasters, such as the earthquake and tsunami in Japan in early 2011, and systemic market dislocations of the kind surrounding the insolvency of Lehman Brothers in 2008, if repeated, would be highly disruptive to economies and markets, adversely affecting individual companies and industries, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of a Fund’s investments. Widespread disease, including pandemics and epidemics, may also affect financial markets. For example, the novel coronavirus disease (COVID-19) that has recently emerged has resulted in closing borders, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty, thus causing significant disruptions to global business activity and financial markets, the broad effects of which are currently difficult to assess. Securities markets may be susceptible to market manipulation (e.g., the potential manipulation of the London Interbank Offered Rate (LIBOR)) or other fraudulent trade practices, which could disrupt the orderly functioning of these markets or adversely affect the value of investments traded in these markets, including investments of the Funds. During such market disruptions, each Fund’s exposure to the risks described elsewhere in this section will likely increase.

Master Limited Partnership (“MLP”) Risk (Guardian Dividend Fund)

The Fund may directly invest a portion of its total assets in the equity securities of MLPs, which are limited partnerships in which the ownership units are publicly traded. MLP units are registered with the SEC and are freely traded on a securities exchange or in the OTC market. MLPs often own several properties or businesses (or own interests) that are related to real estate development and oil and gas industries, but they also may finance motion pictures, research and development and other projects. Generally, an MLP is operated under the supervision of one or more managing general partners. Limited partners are not involved in the day-to-day management of the partnership. The risks of investing in an MLP are generally those involved in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded investors in an MLP than investors in a corporation. Additional risks involved with investing in an MLP are risks associated with the specific industry or industries in which the partnership invests, such as the risks of investing in real estate, or oil and gas industries.

To the extent that the Fund’s investments in MLPs expose its portfolio to the energy sector, such as the oil and gas industries, the Fund may experience additional risks, including, but not limited to, risks related to: price fluctuation caused by real and perceived inflationary trends and political developments; the cost assumed in complying with environmental safety regulations; demand of energy fuels; energy conservation; the success of exploration projects; volatility in commodity prices and changes in supply and demand, which may affect the volume of energy commodities transported, processed, stored and or distributed; specific risks associated with companies owning and/or operating pipelines, gathering and processing energy assets; operating risks including outages, structural and maintenance, impairment and safety problems; terrorism risk, extreme weather and other natural disasters; capital markets risk, resulting in higher capital costs or impacting growth and access to capital; and tax and other government regulations.

MLPs generally do not pay U.S. federal income tax at the partnership level. Rather, each partner in an MLP is allocated a share of the MLP’s income, gains, losses, deductions, and expenses. A change in current tax law, or a change in the underlying business mix of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes. This would result in the MLP being required to pay U.S. federal income tax on its taxable income and could result in lower income to the Fund and a reduction in the value of the Fund’s investment in the MLP. Additionally, mutual funds seeking to be taxed as regulated investment companies, such as the Fund, are limited in their ability to invest in MLPs by current federal tax rules. If a mutual fund invests more than 25% of the value of its total assets in MLP securities, it will be subject to federal corporate income tax. For more information about the Fund’s tax status, please see “Additional Tax Information” in this SAI.

Mid-Cap Company Risk (All Funds)

Investments in securities of mid-cap companies may be riskier, more volatile, and more vulnerable to economic, market and industry changes than investments in larger, more established companies. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term. Mid-cap companies may have less predictable earnings, more limited product lines, markets, distribution channels, or financial resources, and the management of such companies may be dependent on one or a few key people. Mid-cap companies may be unable to generate funds necessary for growth or potential development, or may be developing or marketing new products or services for markets that are not yet firmly established. In addition, such companies may become subject to intense competition from larger more established companies. The equity securities of mid-cap companies are generally less liquid than the equity securities of larger companies. In many instances, the securities of mid-cap companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. Some securities may be inactively traded and thus may not be readily bought or sold.

Non-Diversification Risk (Guardian Global Equity Fund)

The Fund is non-diversified and the Fund’s investment in the securities of a limited number of issuers exposes the Fund to greater market risk and potentially greater market losses than if its investments were diversified in securities issued by a greater number of issuers. The Adviser may also take substantial positions in the same security or groups of securities at the same time. This overlap in investments may subject the Fund to additional market risk and potentially greater market losses.

Real Estate Investment Trust (“REIT”) Risk (Guardian Dividend Fund)

The Fund may invest in REITs, which are companies that invest in real estate, mortgages, and construction loans. REITs normally do not pay federal income tax but distribute their income to their shareholders who become liable for the tax. Some REITs own properties and earn income from leases and rents. These types of REITs are termed Equity REITs. Other REITs hold mortgages and earn income from interest payments. These REITs are termed Mortgage REITs. Finally, there are Hybrid REITs that own properties and hold mortgages. The Fund may invest in any of the three types of REITs and may purchase common stocks issued by REITs. The Fund will invest in REITs that generate income and that have, in the judgment of the Adviser, the potential for capital appreciation. There are risks in investing in REITs. The property owned by a REIT could decrease in value and loans held by a REIT could become worthless.

Regulatory Risk (All Funds)

Changes in government regulations may adversely affect the operations and value of the Funds or the companies in which each invests. Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the securities in which the Funds invest, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which each Fund itself is regulated. Such legislation or regulation could limit or preclude a Fund’s ability to achieve its investment objective. Industries and markets that are not adequately regulated may be susceptible to the initiation of inappropriate practices that adversely affect the Funds or the companies in which each invests.

Sector Risk (Guardian Dividend Fund and Alta Fund)

The Adviser may allocate more of the Fund’s investments to a particular sector or sectors in the market. If the Fund invests a significant portion of its total assets in certain sectors, its investment portfolio will be more susceptible to the financial, economic, business, and political developments that affect those sectors. A Fund overweight in its investments in a particular sector may be more impacted by events that impact that sector and may be subject to greater risk of loss than a Fund that has a more diversified portfolio of investments.

Information Technology Sector Risk. The information technology sector includes companies engaged in internet software and services, technology hardware and storage peripherals, electronic equipment instruments and components, and semiconductors and semiconductor equipment, among other things. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face rapid product obsolescence due to technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Failure to introduce new products, develop and maintain a loyal customer base, or achieve general market acceptance for their products could have a material adverse effect on a company’s business. Companies in the information technology sector are heavily dependent on intellectual property and the loss of patent, copyright and trademark protections may adversely affect the profitability of these companies.

Warrants and Rights Risk (Guardian Dividend Fund)

The Fund may purchase warrants and rights, or it may acquire ownership of such investments by virtue of its ownership of common stocks. Warrants are essentially options to purchase equity securities at specific prices and are valid for a specific period of time. Rights are similar to warrants but generally have a short duration and are distributed directly by the issuer to its shareholders. The holders of warrants and rights have no voting rights, and receive no dividends, with respect to the equity interests underlying warrants or rights, and will have no rights with respect to the assets of the issuer, until the warrant or right is exercised. Investments in warrants and rights involve certain risks, including the possible lack of a liquid market for resale, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant or right can be prudently exercised (in which event the warrant or right may expire without being exercised, resulting in a loss of the Fund’s entire investment therein).

Account Information

To help fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. This means that when you open an account, we will ask for your name, residential address, date of birth, government identification number and other information that will allow us to identify you. We may also ask to see your driver’s license or other identifying documents, and may take additional steps to verify your identity. If we do not receive these required pieces of information, there may be a delay in processing your investment request, which could subject your investment to market risk. If we are unable to immediately verify your identity, the Funds may restrict further investment until your identity is verified. However, if we are unable to verify your identity, the Funds reserve the right to close your account without notice and return your investment to you at the NAV determined on the day in which your account is closed. If we close your account because we are unable to verify your identity, your investment will be subject to market fluctuation, which could result in a loss of a portion of your principal investment.

How to Buy Shares

Requests to purchase shares are processed at the NAV of the Fund class next calculated after we receive your order in proper form. “Proper form” means that you have provided sufficient information to process your request as outlined in this Prospectus, including any required signatures, documents, and payment.

Classes of Shares. The Funds currently each offer one share class: Institutional Shares.

Institutional Shares. Institutional Shares can be purchased directly from the Funds or other Financial Institutions, which may charge transaction fees with respect to your purchase. Institutional Shares are subject to the satisfaction of investment minimums described below.

●	Institutional Shares are available for purchase for a minimum initial investment of $2,500. The minimum subsequent investment is $100 ($50 for automatic investment contributions).

The Funds reserve the right to change the above eligibility criteria. Each Adviser may waive the minimum investment amounts at its discretion, including for existing clients of any Adviser. Each Fund may waive or lower investment minimums for investors who invest in the Funds through an asset-based fee program made available through a Financial Intermediary. If your investment is aggregated into an omnibus account established by an investment adviser, broker or other Financial Intermediary, the account minimums apply to the omnibus account, not to your individual investment; however, the Financial Intermediary may also impose minimum requirements that are different from those set forth in this prospectus. If you choose to purchase or redeem shares directly from a Fund, you will not incur charges on purchases and redemptions. However, if you purchase or redeem shares through a broker-dealer or another intermediary, you may be charged a fee by that intermediary.

Initial Purchase.

By Mail. Your initial purchase request must include:

●	a completed and signed investment application form;

●	a personal check with name pre-printed (in the applicable minimum amount) made payable to the Fund.

Mail the application and check to:

U.S. Mail:	Overnight:

Guardian Capital Funds

[Specify: Guardian Capital Dividend Growth Fund

or

Guardian Capital Fundamental Global Equity Fund

or

Alta Quality Growth Fund]

c/o Ultimus Fund Solutions, LLC

P.O. Box 46707

Cincinnati, Ohio 45246-0707

Guardian Capital Funds

[Specify: Guardian Capital Dividend Growth Fund

or

Guardian Capital Fundamental Global Equity Fund

or

Alta Quality Growth Fund]

c/o Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, Ohio 45246

By Wire. You may also purchase shares of each Fund by wiring federal funds from your bank, which may charge you a fee for doing so. To wire money, you must call Shareholder Services at 1-800-957-0681 to obtain instructions on how to set up your account and to obtain an account number.

You must provide a signed application to Ultimus Fund Solutions, LLC, each Fund’s transfer agent, at the above address in order to complete your initial wire purchase. Wire orders will be accepted only on a day on which the Fund and its custodian and transfer agent are open for business. Any delays, which may occur in wiring money, including delays that may occur in processing by banks, are not the responsibility of the Fund or the transfer agent. There is presently no fee for the receipt of wired funds, but the Funds may charge shareholders for this service in the future.

A purchase will not be considered made until the corresponding check or wired money is received and the purchase is accepted by the applicable Fund. The purchase price per share will be the NAV next determined after the purchase order is received in proper form. ACH transactions are not available for initial purchase.

Additional Investments. You may purchase additional shares of the Fund class at any time by mail, wire, or automatic investment. Each additional mail purchase request must contain:

●	Your name;

●	The name on your account(s);

●	Your account number(s);

●	A wire or a check (in the applicable minimum amount) made payable to the Fund.

Checks should be sent to the applicable Fund at the address listed under the heading “Initial Purchase – By Mail” above. To send a bank wire, call Shareholder Services at 1-800-957-0681 to obtain instructions.

Automatic Investment Plan. You may make regular investments in a Fund with an Automatic Investment Plan by completing the appropriate section of the account application or completing a systematic investment plan form with the proper signature guarantee and attaching a voided personal check. Investments may be made monthly to allow dollar-cost averaging by automatically deducting $50 or more from your bank checking account. You may change the amount of your monthly purchase at any time. If an Automatic Investment Plan purchase is rejected by your bank, your shareholder account will be charged a fee to defray bank charges.

Automated Clearing House (ACH). Once an account is open, shares may be purchased or redeemed through ACH in minimum amounts of $100. ACH is the electronic transfer of funds directly from an account you maintain with a financial institution to the Funds. In order to use the ACH service, the ACH Authorization section of the account application must be completed. For existing accounts, an ACH Authorization Form may be obtained by calling the Funds’ transfer agent at 1-800-957-0681. Allow at least two weeks for processing before using ACH. To place a purchase or redemption order by ACH, call the Funds’ transfer agent at 1-800-957-0681. There are no charges for ACH transactions imposed by the Funds or the transfer agent. ACH share purchase transactions are completed when payment is received, approximately two business days following the placement of your order. When shares are purchased through ACH, the proceeds from the redemption of those shares may not be paid until the ACH transfer has been converted to federal funds, which could take up to 15 calendar days. The shareholder will be held responsible for any fees incurred or losses suffered by the Funds as a result of any ACH transaction rejected for insufficient funds. Failure to notify the Funds in advance of an ACH transfer could result in a delay in completing your transaction.

Tax Sheltered Retirement Plans. Fund shares may be an appropriate investment for tax-sheltered retirement plans, including: individual retirement plans (IRAs); simplified employee pension plans (SEPs); 401(k) plans; qualified corporate pension and profit-sharing plans (for employees); tax deferred investment plans (for employees of public school systems and certain types of charitable organizations); and other qualified retirement plans. You should contact Shareholder Services at 1-800-957-0681 for the procedure to open an IRA or SEP plan directly with the Fund, as well as more specific information regarding these retirement plan options. Please consult with an attorney or tax adviser regarding these plans. You must pay custodial fees for your IRA by redemption of sufficient shares of the Fund from the IRA unless you pay the fees directly to the IRA custodian. Call Shareholder Services about the IRA custodial fees at 1-800-957-0681. In addition, you should be aware that investments in tax-deferred accounts may be taxable at withdrawal. You should discuss any tax-related concerns with your tax adviser or attorney.

Other Purchase Information. Each Fund may limit the amount of purchases and refuse to sell shares to any person. If your check or electronic payment does not clear, you will be responsible for any loss incurred by a Fund and will be charged a fee to defray bank charges. You may be prohibited or restricted from making future purchases in the Funds. Checks must be made payable to the Fund in which you are investing. The Funds and their transfer agent may refuse any purchase order for any reason. Cash, third party checks (except for properly endorsed IRA rollover checks), counter checks, starter checks, traveler’s checks, money orders (other than money orders issued by a bank), credit card checks, and checks drawn on non-U.S. financial institutions will not be accepted. Cashier’s checks, bank official checks, and bank money orders may be accepted in amounts greater than $10,000. In such cases, a 15 business day hold will be applied to the funds (which means that you may not redeem your shares until the holding period has expired). Cashier’s checks and bank official checks in amounts less than $10,000 will also be accepted for IRA transfers from other financial institutions.

Each Fund has authorized certain Financial Intermediaries (including their designated representatives or agents) to accept on its behalf purchase and sell orders. Each Fund is deemed to have received an order when the authorized person or designee accepts the order, and the order is processed at the NAV next calculated thereafter. It is the responsibility of the Financial Intermediary to transmit orders promptly to the Funds’ transfer agent.

The USA PATRIOT Act requires financial institutions, including mutual funds, to adopt certain policies and programs to prevent money laundering activities, including procedures to verify the identity of customers opening new accounts. When completing the account application, you will be required to supply the Funds with information, such as your taxpayer identification number, that will assist the Funds in verifying your identity. Until such verification is made, the Funds may temporarily limit additional share purchases. In addition, the Funds may limit additional share purchases or close an account if it is unable to verify a customer’s identity. As required by law, the Funds may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct. Your information will be handled by the Funds or its Transfer Agent as discussed in the Trust’s privacy statement.

How to Exchange Shares

Shares of the Funds may be exchanged for the same class of other current or future Funds in the Trust that are advised by Guardian Capital, GuardCap, Alta Capital, or an affiliated entity of Guardian Capital, (each a “Guardian Capital Fund”). Before making an exchange into another Guardian Capital Fund, you should obtain and read the prospectus for that Fund. No transaction fees are charged for exchanges. You must meet the minimum investment requirements for the class of the Fund into which you are exchanging. The exchange of shares of one Guardian Capital Fund for shares of another Guardian Capital Fund is treated, for federal income tax purposes, as a sale on which you may realize a taxable gain or loss. Shares of the Fund acquired by means of an exchange will be purchased at the NAV next determined after acceptance of the exchange request by the transfer agent. Exchanges that establish a new account in the Guardian Capital Fund into which the exchange is being made may be made by sending a written request to the transfer agent or by calling 1-800-957-0681. Exchanges into an existing account may be made by sending a written request to the transfer agent, or by calling 1-800-957-0681. In either circumstance, please provide the following information:

●	Your name and telephone number

●	The exact name of your account and account number

●	Taxpayer identification number (usually your Social Security number)

●	Dollar value or number of shares to be exchanged

●	The name of the Guardian Capital Fund from which the exchange is to be made

●	The name of the Guardian Capital Fund into which the exchange is being made

The registration and taxpayer identification numbers of the two accounts involved in the exchange must be identical. To prevent the abuse of the exchange privilege to the disadvantage of other shareholders, the Funds reserve the right to terminate or modify the exchange privilege upon 60 days’ notice to shareholders. The transfer agent requires personal identification before accepting any exchange request by telephone, and telephone exchange instructions may be recorded. If reasonable procedures are followed by the transfer agent to determine that the instructions are genuine, neither the transfer agent nor the Funds will be liable for losses due to unauthorized or fraudulent telephone instructions. In the event of drastic economic or market changes, a shareholder may experience difficulty in exchanging shares by telephone. If such a case should occur, sending exchange instructions by mail should be considered.

Shares of the Guardian Capital Funds may be exchanged on any day on which each Fund computes its NAV. Shares are exchanged at their NAV next determined after the transfer agent receives your exchange request in proper form. Exchange requests may be made by mail or by telephone.

If you own shares through a Financial Intermediary, you should contact that intermediary for instructions on how to exchange shares. Your Financial Intermediary may charge additional fees beyond those outlined in this document.

How to Redeem Shares

Requests to sell shares are processed at the NAV of the Fund class next calculated (minus any applicable redemption fee) after the transfer agent or a Financial Intermediary has received your order in proper form. “Proper form” means that you have provided sufficient information to process your request as outlined in this prospectus, including any required signatures, documents, payment, and any applicable signature guarantees.

You may receive redemption payments in the form of a check, automated clearing house (“ACH”) or federal wire transfer. The proceeds may be more or less than the purchase price of your shares, depending on the market value of the applicable Fund’s securities at the time of your redemption. The redemption minimum by wire transfer is $1,000. A wire transfer fee of $15 is charged to defray custodial charges for redemptions paid by wire transfer. This fee is subject to change. Any charges for wire redemptions will be deducted from the shareholder’s account by redemption of shares. The Funds do not intend to redeem shares in any form except cash. However, if the amount you are redeeming from any Fund is over the lesser of $250,000 or 1% of the Fund’s NAV, the Fund has the right to redeem your shares by giving you the amount that exceeds the lesser of $250,000 or 1% of the applicable Fund’s NAV in securities instead of cash, which is referred to as a “redemption in kind.” In the event that a redemption in kind is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund. A redemption in kind is treated, for federal income tax purposes, as a sale on which you may realize a taxable gain or loss. For additional information regarding redemptions in kind, please refer to the sub-section below titled “Additional Information.”

If you redeem your shares through a Financial Intermediary or other institution, you may be charged a fee by that institution.

By Mail. You may redeem any part of your account in the Funds at no charge by mail. Your request should be addressed to:

U.S. Mail:	Overnight:

Guardian Capital Funds

[Specify: Guardian Capital Dividend Growth Fund

or

Guardian Capital Fundamental Global Equity Fund

or

Alta Quality Growth Fund]

c/o Ultimus Fund Solutions, LLC

P.O. Box 46707

Cincinnati, Ohio 45246-0707

Guardian Capital Funds

[Specify: Guardian Capital Dividend Growth Fund

or

Guardian Capital Fundamental Global Equity Fund

or

Alta Quality Growth Fund]

c/o Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, Ohio 45246

Your request for a redemption must include your letter of instruction, including the applicable Fund name, account number, account name(s), the address, and the dollar amount or number of shares you wish to redeem. Your request must also be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered. The Funds may require that signatures be guaranteed if you request the redemption check be made payable to any person other than the shareholder(s) of record or mailed to an address other than the address of record, if the mailing address has been changed within 30 days of the redemption request, or in certain other circumstances, such as to prevent unauthorized account transfers or redemptions. The Funds may also require a signature guarantee for redemptions of $25,000 or more or if a redemption is requested to new bank instructions. Signature guarantees are for the protection of shareholders. All redemptions requiring signature guarantees must utilize a New Technology Medallion stamp, generally available from the bank where you maintain your checking or savings account. You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public. For joint accounts, both signatures must be guaranteed. Please call Shareholder Services at 1-800-957-0681 if you have questions. At the discretion of the Funds or the Funds’ transfer agent, a shareholder, prior to redemption, may be required to furnish additional legal documents to insure proper authorization.

Shareholders who redeem shares held in an IRA must indicate on their redemption request whether or not to withhold federal income taxes. If no such instruction is provided, IRA redemptions will be subject to federal tax withholding. Please consult your tax adviser for any tax related IRA distribution questions.

By Telephone. You may redeem any part of your account (up to $25,000) in a Fund by calling Shareholder Services at 1-800-957-0681. You must first complete the optional Telephone Privileges section of the investment application or provide a signed letter of instruction with the proper signature guarantee stamp to institute this option. Neither the Funds, the transfer agent, nor the custodian is liable for following redemption instructions communicated by telephone that they reasonably believe to be genuine. However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

IRA distributions may also be made by telephone. Shareholders who redeem shares held in an IRA will be asked to designate whether or not to withhold federal income taxes from the distribution. If no such instruction is provided, IRA redemptions will be subject to federal tax withholding. Please consult your tax adviser for any tax related IRA distribution questions.

Each Fund or its transfer agent may terminate the telephone redemption privileges at any time. During periods of extreme market activity it is possible that shareholders may encounter some difficulty in telephoning the Funds, although neither the Funds nor the transfer agent anticipate difficulties in receiving and in a timely fashion responding to telephone requests for redemptions. During periods of high market activity, you may encounter higher than usual wait times. Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to market close. Neither the Funds nor their transfer agent will be held liable if you are unable to place your trade due to high call volume. If you are unable to reach the Funds by telephone, you may request a redemption by mail.

Systematic Withdrawals. If you own shares of a Fund with an aggregate value of at least $10,000, you may request a specified amount of money from your account once each month or once each quarter on a specified date. These payments are sent from your account to a designated bank account by ACH payment. Systematic withdrawals must be for at least $100. To enroll in systematic withdrawals, complete the systematic withdrawal section of the application, attach a voided check to your application, and mail your completed application to the Funds at:

U.S. Mail:	Overnight:

Guardian Capital Funds

[Specify: Guardian Capital Dividend Growth Fund

or

Guardian Capital Fundamental Global Equity Fund

or

Alta Quality Growth Fund]

c/o Ultimus Fund Solutions, LLC

P.O. Box 46707

Cincinnati, Ohio 45246-0707

Guardian Capital Funds

[Specify: Guardian Capital Dividend Growth Fund

or

Guardian Capital Fundamental Global Equity Fund

or

Alta Quality Growth Fund]

c/o Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, Ohio 45246

Policy on Market Timing. The Funds discourage market timing and do not accommodate frequent purchases and redemptions of Fund shares by Fund shareholders. Market timing is an investment strategy using frequent purchases and redemptions in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. The Board has adopted a policy directing the Funds to reject any purchase order with respect to any investor, a related group of investors or their agent(s), where it detects a pattern of purchases and sales of the Funds that indicates market timing or trading that it determines is abusive. This policy generally applies to all Fund shareholders. Ultimus Fund Solutions, LLC, the Funds’ transfer agent, performs automated monitoring of short-term trading activity with respect to the Funds.

While the Funds attempt to deter market timing, there is no assurance that it will be able to identify and eliminate all market timers. For example, certain accounts called “omnibus accounts” include multiple shareholders. Despite the Funds’ efforts to detect and prevent abusive trading activities, it may be difficult to identify such activity in certain omnibus accounts traded through Financial Intermediaries. Omnibus accounts typically provide each Fund with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identities of individual purchasers and redeemers whose orders are aggregated are not known by the Funds. Consequently, the Funds may not have knowledge of the identity of investors and their transactions. Under a federal rule, each Fund is required to have an agreement with Financial Intermediaries with which the Funds hold omnibus accounts obligating the Intermediaries to provide, upon a Fund’s request, information regarding the Financial Intermediaries’ customers and their transactions. However, there can be no guarantee that all excessive, short-term, or other abusive trading activities will be detected, even with such an agreement in place. Certain Financial Intermediaries, in particular retirement plan sponsors and administrators, may have less restrictive policies regarding short-term trading. Each Fund reserves the right to reject any purchase order for any reason, including purchase orders that the Fund does not think are in the best interests of the Fund or its shareholders, or if the Fund thinks that the trading is abusive. The Funds have not entered into any arrangements with any person to permit frequent purchases and redemptions of Fund shares.

Additional Information. If you are not certain of the requirements for a redemption, please call Shareholder Services at 1-800-957-0681. Redemptions specifying a certain date or share price cannot be accepted and will be returned.

The length of time that each Fund typically expects to pay redemption proceeds is similar regardless of whether the payment is made by check, wire, or ACH. Each Fund typically expects to pay redemption proceeds for shares redeemed within the following time ranges after the Transfer Agent receives a redemption request in proper form:

●	For payment by check, each Fund typically expects to mail the check within one to three business days;

●	For payment by wire or ACH, each Fund typically expects to process the payment within one to three business days.

Payment of redemption proceeds may take longer than the time the Funds typically expect and may take up to 7 days as permitted under the 1940 Act. Under unusual circumstances as permitted by the SEC, a Fund may suspend the right of redemption or delay payment of redemption proceeds for more than 7 days. When shares are purchased by check or through ACH, the proceeds from the redemption of those shares will not be paid until the purchase check or ACH transfer has been converted to federal funds, which could take up to 15 calendar days.

Generally, all redemptions will be paid in cash. The Funds typically expect to satisfy redemption requests by using holdings of cash or cash equivalents and/or selling portfolio assets. On a less regular basis, if an Adviser believes it is in the best interest of a Fund and its shareholders not to sell portfolio assets, the Fund may satisfy redemption requests by using short-term borrowing from the Fund’s custodian. These methods normally will be used during both regular and stressed market conditions. In addition to paying redemption proceeds in cash, each Fund reserves the right to make redemptions via redemptions in kind (by exchanging shares for securities rather than cash). If a Fund makes a redemption in kind it will seek to distribute each security held by the Fund on a pro rata basis, excluding certain securities that are unregistered, not publicly traded, or for which market quotations are not readily available, and excluding other assets that have to be traded through a marketplace or with the counterparty to the transaction in order to effect a change in ownership. When making redemptions in kind, cash will be paid for assets that are not readily distributable, net of liabilities. Cash will also be distributed in lieu of securities not amounting to round lots, fractional shares, and accruals on such securities. Redemptions in kind will be made only under extraordinary circumstances and if a Fund deems it advisable for the benefit of all shareholders, such as a very large redemption that could affect Fund operations (for example, more than 1% of the Fund’s net assets). A redemption in kind will consist of securities equal in market value to the Fund shares being redeemed, using the same valuation procedures that the Fund uses to compute its NAV. Pursuant to procedures adopted by the Board, redemption in kind transactions will typically be made by delivering readily marketable securities to the redeeming shareholder within 7 days after a Fund’s receipt of the redemption order in proper form. Marketable securities are assets that are regularly traded or where updated price quotations are available. Illiquid securities are investments that the Funds reasonably expect cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Certain illiquid securities may be valued using estimated prices from one of the Trust’s approved pricing agents. If a Fund redeems your shares in kind, it will value the securities pursuant to the policies and procedures adopted by the Board. You will bear the market risks associated with maintaining or selling the securities that are transferred as redemption proceeds. A redemption in kind is treated, for federal income tax purposes, as a sale on which you may realize a taxable gain or loss. In addition, when you sell these securities, you may pay taxes and brokerage charges associated with selling the securities.

Redemption proceeds sent by check by a Fund and not cashed within 180 days will be reinvested in the Fund at the current day’s NAV. Redemption proceeds that are reinvested are subject to the risk of loss like any other investment in the Fund. Because each Fund incurs certain fixed costs in maintaining shareholder accounts, the Fund may require you to redeem all of your shares in the Fund on 30 days’ written notice if the value of your shares in the Fund is less than $2,500 in Institutional Shares due to your redemptions, or such other minimum amount as the Fund may determine from time to time. You may increase the value of your shares in the Fund to the minimum amount within the 30 day period. All shares of a Fund also are subject to involuntary redemption if the Board determines to liquidate the Fund. In such event, the Fund will provide notice to shareholders, but the Fund will not be required to obtain shareholder approval prior to such liquidation. An involuntary liquidation will create a capital gain or capital loss, which may have tax consequences about which you should consult your tax adviser.

Purchasing and Selling through Financial Intermediaries

General. If you invest in a Fund through an investment adviser, bank, broker-dealer, 401(k) plan, trust company or other Financial Intermediary, the policies and fees for transacting business may be different than those described in this prospectus. Some Financial Intermediaries may charge transaction fees and may set different minimum investments or limitations on buying or selling shares.

Some Financial Intermediaries do not charge a direct transaction fee, but instead charge a fee for services such as sub-transfer agency, accounting and/or shareholder services that the Financial Intermediary provides on a Fund’s behalf. This fee may be based on the number of accounts or may be a percentage of the average value of a Fund’s shareholder accounts for which the Financial Intermediary provides services. A Fund may pay a portion of this fee, which is intended to compensate the Financial Intermediary for providing the same services that would otherwise be provided by the Fund’s transfer agent or other service providers if the shares were purchased directly from the Fund. To the extent that these fees are not paid by a Fund, an Adviser may pay a fee to Financial Intermediaries for such services.

Compensation of Financial Intermediaries by Adviser. To the extent that an Adviser pays a fee, sometimes referred to as “revenue sharing,” to a Financial Intermediary for distribution or shareholder servicing, the Adviser may consider a number of factors in determining the amount of payment associated with such distribution or services, including the amount of sales, assets invested in the Fund and the nature of the services provided by the Financial Intermediary. Although neither the Funds nor the Advisers pay for any Fund to be included in a Financial Intermediary’s “preferred list” or other promotional program, some Financial Intermediaries that receive compensation as described above may have such programs in which a Fund may be included. The Advisers may pay for the opportunity to distribute the Funds through a Financial Intermediary’s system. Financial Intermediaries that receive these types of payments may have a conflict of interest in recommending or selling a Fund’s shares rather than other mutual funds, particularly where such payments exceed those associated with other funds.

Purchase of Securities of Financial Intermediaries. The Funds may from time-to-time purchase securities issued by Financial Intermediaries that provide such services; however, in selecting investments for the Funds, no preference will be shown for such securities.

Determination of Net Asset Value

The price you pay for your shares is based on each Fund’s NAV for the applicable class. The NAV of each Fund class is calculated at the close of trading (normally 4:00 p.m. Eastern time) on each day the New York Stock Exchange is open for business (the Stock Exchange is closed on weekends, most Federal holidays and Good Friday). The NAV of each Fund class is calculated by dividing the value of its total assets (including interest and dividends accrued but not yet received) minus liabilities (including accrued expenses) by the total number of shares outstanding. Requests to purchase and sell shares are processed at the applicable NAV next calculated after a Fund receives your order in proper form.

Each Fund’s assets generally are valued at their market value. If market quotations are not readily available (including when they are not reliable), or if an event occurs after the close of the trading market but before the calculation of the NAV that materially affects the value of a security, the security will be valued at a fair value, pursuant to procedures approved by the Board. Under the procedures adopted by the Board, the Board has designated the performance of fair value determinations to the Fund Adviser, subject to the supervision of the Board. When pricing securities using the fair value procedures established by the Board, each Adviser seeks to assign the value that represents the amount that the Fund might reasonably expect to receive upon a current sale of the securities. However, given the subjectivity inherent in fair valuation and the fact that events could occur after NAV calculation, the actual market prices for a security may differ from the fair value of that security at the time of NAV calculation. Thus, discrepancies between fair values and actual market prices may occur on a regular and recurring basis. These discrepancies do not necessarily indicate that a Fund’s fair value methodology is inappropriate. Each Fund will adjust the fair values assigned to securities in the Fund’s portfolio, to the extent necessary, as soon as market prices become available. The Funds (and their service providers) each monitor and evaluate the appropriateness of its fair value methodologies.

Foreign securities are valued in the same manner as described above. Each Fund’s foreign securities generally are valued at their market value. If market quotations are not readily available (including when they are not reliable), or if an event occurs after the close of the trading market but before the calculation of the NAV that materially affects the value of a foreign security, the security will be valued at a fair value, pursuant to procedures approved by the Board and as described in greater detail above.

Dividends, Distributions, and Taxes

Dividends and Distributions

Each Fund typically distributes to its respective shareholders, as dividends, substantially all of its net investment income and realized net capital gains. Each Fund expects that its distributions will consist primarily of income and/or realized net capital gains. Each Fund may also distribute return of capital received from entities in which it invests. Return of capital is a distribution that is in excess of the current and accumulated net income of an entity. Typically, the return of capital distributed to a Fund by these entities is paid in cash and results from depreciation taken on assets owned by such entities.

Each Fund’s distributions, including any distributions of return of capital, are automatically reinvested in the Fund class in which you are invested unless you request cash distributions on your application or through a written request to that Fund.

Taxes

Net investment income distributed by a Fund generally will consist of interest income, if any, and dividends received on investments, less expenses. The dividends you receive, whether or not reinvested, will be taxed as ordinary income, except as described below. Please see the table below for additional information. Dividends of the Guardian Dividend Fund and Guardian Global Equity Fund normally will be distributed by each Fund on a quarterly basis. Dividends of the Alta Fund normally will be distributed by the Fund on an annual basis.

Each Fund will normally distribute net realized capital gains, if any, to its shareholders once a year. Capital gains are generated when a Fund sells its capital assets for a profit. Capital gains are taxed differently depending on how long a Fund has held the capital asset sold. Distributions of gains recognized on the sale of capital assets held for one year or less are taxed at ordinary income rates; distributions of gains recognized on the sale of capital assets held longer than one year are taxed at long-term capital gains rates regardless of how long you have held your shares. If a Fund distributes an amount exceeding its income and gains, this excess will generally be treated as a non-taxable return of capital.

Each Fund’s distributions, whether received in cash or reinvested in additional shares of that Fund, may be subject to federal income tax. Unless you indicate another option on your account application, any dividends and capital gain distributions paid to you by a Fund automatically will be invested in additional shares of the Fund class in which you invest. Alternatively, you may elect to have: (1) dividends paid to you in cash and the amount of any capital gain distributions reinvested; or (2) the full amount of any dividends and capital gain distributions paid to you in cash. The Funds each will send dividends and capital gain distributions elected to be received as cash to the address of record or bank of record on the applicable account. Your distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares if any of the following occur:

●	Postal or other delivery service is unable to deliver checks to the address of record;

●	Dividends and capital gain distributions are not cashed within 180 days; or

●	Bank account of record is no longer valid.

Dividends and capital gain distribution checks issued by a Fund which are not cashed within 180 days will be reinvested in the Fund class at the current day’s NAV for that Fund class. When reinvested, those amounts are subject to market risk like any other investment in the Fund.

You may want to avoid making a substantial investment when the Funds are about to make a taxable distribution because you would be responsible for any taxes on the distribution regardless of how long you have owned your shares.

Selling shares (including redemptions and exchanges) and receiving distributions (whether reinvested or taken in cash) usually are taxable events to the Funds’ shareholders, as described in the chart below.

Summary of Certain Federal Income Tax Consequences for Taxable Accounts. The following discussion reflects current law.

Type of Transaction	Tax Status
Qualified dividend income	Generally maximum 15% rate on non-corporate taxpayers whose income is equal to or less than $492,300 (individual filers), $553,850 (married filing jointly) or $523,050 (head of household) and 20% on individual taxpayers whose income exceeds these thresholds and on most trusts and estates.

Net short-term capital gain distributions	Ordinary income rates.

Net long-term capital gain distributions	Generally maximum 15% rate on non-corporate taxpayers whose income is equal to or less than $492,300 (individual filers), $553,850 (married filing jointly) or $523,050 (head of household) and 20% on individual taxpayers whose income exceeds these thresholds and on most trusts and estates.

Sales of shares (including redemptions and exchanges) owned more than one year	Gains taxed at generally maximum 15% rate on non-corporate taxpayers whose income is equal to or less than $492,300 (individual filers), $553,850 (married filing jointly) or $523,050 (head of household) and 20% on individual taxpayers whose income exceeds these thresholds and on most trusts and estates. Losses are subject to special rules concerning the use of long-term capital losses.

Sales of shares (including redemptions and exchanges) owned for one year or less	Gains are taxed at the same rate as ordinary income; losses are subject to special rules.

An additional 3.8% Medicare tax generally will be imposed on certain net investment income of non-corporate taxpayers whose modified adjusted gross income exceeds $200,000 (individual filers) or $250,000 (married filing jointly). Net investment income includes dividends and capital gain distributions received from the Fund and gains from the sale of shares, including redemptions.

As described generally above, designated dividends paid by a Fund to non-corporate shareholders generally will qualify for a maximum federal income tax rate of 15% or 20% to the extent such dividends are attributable to qualified dividend income from the Fund’s investment in common and preferred stock of U.S. and qualified foreign corporations, provided that certain holding period and other requirements are met. However, to the extent that a Fund has ordinary income from investments in debt securities, for example, such as interest income, income dividends paid by the Funds and attributable to that will not qualify for the reduced tax rate.

If shares of a Fund are purchased within 30 days before or after redeeming other shares of the Fund at a loss, all or a portion of that loss will not be deductible and will increase the basis of the newly purchased shares. If shares of a Fund are sold at a loss after being held by a shareholder for six months or less, the loss will be long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on the shares.

If you are a non-corporate shareholder and if a Fund does not have your correct social security or other taxpayer identification number, federal law requires us to withhold and pay to the Internal Revenue Service (“IRS”) 28% of your distributions and sales proceeds. If you are subject to back up withholding, we also will withhold and pay to the IRS 28% of your distributions (under current law). Any tax withheld may be applied against the tax liability on your federal income tax return.

Investments in MLPs – Guardian Dividend Fund. The Guardian Dividend Fund may invest up to 25% of its total assets in MLPs. In general, an MLP is taxed as a corporation for income tax purposes. However, if the MLP derives at least 90% of its gross income from Qualifying Income each taxable year, then the MLP will be taxed as a partnership for income tax purposes. For these purposes, Qualifying Income includes interest, dividends, real estate rents, gain from the sale of real estate, certain income and gain from commodities and commodity futures, and income and gain from certain mineral and natural resources activities.

If an MLP is treated as a partnership, then for each tax year, the MLP will allocate its net profits and net losses (and corresponding tax items) to its partners in accordance with its partnership agreement. The allocation occurs whether or not the MLP makes a distribution to its partners. Each partner will report its share of the tax items on its income tax return. If an MLP makes a cash distribution to a partner, then the partner recognizes no income from the distribution if the amount of the distribution is equal to or less than the partner’s adjusted tax basis in its ownership interest. Any cash distributed in excess of the partner’s adjusted tax basis is taxed as capital gain. A partner’s adjusted tax basis in its partnership interest is the value of its initial contribution to the MLP. Each year, the adjusted tax basis is adjusted upwards for the allocation of income and is adjusted downwards for distributions and the allocation of losses and deductions. In general, any gain or loss from the sale of an ownership interest in an MLP is capital gain or loss. However, some of the gain may be ordinary income if the MLP holds certain ordinary income producing assets, such as depreciable tangible personal property and contracts. These adjustments may result in shareholders of the Fund receiving corrected IRS Form 1099s after the initial IRS Form 1099s have been issued.

Because your tax situation is unique, you should consult your tax professional about federal, state, and local tax consequences.

Cost Basis Reporting. Federal law requires mutual fund companies to report their shareholders’ cost basis, gain/loss, and holding period to the IRS on Fund shareholders’ Form 1099s when “covered” securities are sold. Covered securities are any regulated investment company and/or dividend reinvestment plan shares. Each Fund has chosen Average Cost as its standing (default) tax lot identification method for all shareholders. A tax lot identification method is the way each Fund will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing NAVs, and the entire position is not sold at one time. The Funds’ standing tax lot identification method is the method covered shares will be reported on your Form 1099 if you do not select a specific tax lot identification method. You may choose a method different than the Funds’ standing method and will be able to do so at the time of your purchase or upon the sale of covered shares. Please refer to the appropriate IRS regulations or consult your tax adviser with regard to your personal circumstances. For those securities defined as “covered” under current IRS cost basis tax reporting regulations, the Funds are responsible for maintaining accurate cost basis and tax lot information for tax reporting purposes. The Funds are not responsible for the reliability or accuracy of the information for those securities that are not “covered.” The Funds and their service providers do not provide tax advice.

You should consult independent sources, which may include a tax professional, with respect to any decisions you may make with respect to choosing a tax lot identification method.

Return of Capital. A portion of the periodic returns distributed to a Fund by entities in which it invests may be attributable to return of capital. Each Fund may pass through return of capital distributions received from these entities to its respective shareholders. The tax treatment of each Fund’s receipt of and distribution of return of capital to shareholders is as follows:

(1)	Return of capital received by the Fund from the entities in which it invests is a tax-deferred distribution. The distribution of return of capital to the Fund by an entity in which the Fund invests decreases the Fund’s basis in its investment in that entity. If the Fund sells its investment in that entity in excess of its basis therein, the Fund will incur a taxable gain that ultimately will be passed on to shareholders;

(2)	Return of capital paid by the Fund to its shareholders is also a tax-deferred distribution. The distribution of return of capital to shareholders will decrease the basis of each shareholder’s investment in the Fund. If a shareholder sells its investment in the Fund in excess of its basis therein, the shareholder will incur a taxable gain.

Since any payment of return of capital to a Fund by an entity in which it invests or by a Fund to a shareholder decreases the Fund’s basis of its investment in that entity and the shareholder’s basis in its investment in the Fund, respectively, the gain incurred by the Fund and the shareholder may be higher than if no return of capital had been paid.

Additional Information about Management of the Funds

The Advisers and Subadviser

Guardian Capital LP (“Guardian Capital”), located at 199 Bay Street, Suite 3100, P.O. Box 201, Toronto, Ontario M5L 1E8, serves as investment adviser to the Guardian Dividend Fund and the Guardian Global Equity Fund. Guardian Capital has served as investment adviser to the Guardian Dividend Fund since its inception. Guardian Capital was engaged as investment adviser of the Guardian Global Equity Fund effective January 28, 2022. Prior to January 28, 2022, Alta Capital Management, LLC (“Alta Capital”) served as investment adviser to the Guardian Global Equity Fund. Founded in 1962, Guardian Capital is a registered investment adviser that provides continuous portfolio management services tailored to each investor’s individual needs and preferences. As of September 30, 2022, Guardian Capital had over $44.06 billion CAD ($32.07 billion USD) in assets under management, which includes the assets under management of Guardian Capital’s subsidiaries, including GuardCap Asset Management Limited (U.K.) (“GuardCap”) and Alta Capital.

Effective January 28, 2022, Guardian Capital has delegated responsibility for the day-to-day management of the Guardian Global Equity Fund to GuardCap, the Guardian Global Equity Fund’s Subadviser. GuardCap will also provide compliance related services to the Guardian Global Equity Fund. GuardCap is non-U.S. wholly-owned subsidiary of Guardian Capital domiciled in the United Kingdom and registered as an adviser with the SEC. Prior to January 28, 2022, GuardCap provided portfolio management, research and related services to the Guardian Global Equity Fund under the terms of a Participating Affiliate Memorandum of Understanding between Alta Capital and GuardCap. As of September 30, 2022, GuardCap had over $9.56 billion GBP ($10.72 billion USD) in assets under management.

Alta Capital Management, LLC, located at 6440 South Wasatch Boulevard, Suite 260, Salt Lake City, Utah 84121 serves as investment adviser to the Alta Fund. Founded in 1981, Alta Capital is a registered investment adviser that provides continuous portfolio management services tailored to each investor’s individual needs and preferences. Alta Capital is a majority-owned U.S. domiciled subsidiary of Guardian Capital. As of September 30, 2022, Alta Capital had over $2.74 billion USD in assets under management.

Subject to Board supervision, Guardian Capital and Alta Capital are each responsible for providing general investment advice and guidance to the respective Fund(s) that they manage, research support and compliance/compliance oversight services. Guardian Capital is also responsible for subadvisory oversight of GuardCap with respect to the Guardian Global Equity Fund. Each Adviser also provides trading, proxy voting, record-keeping, and other administrative services for the Fund(s) that it advises.

For its advisory services to the Guardian Dividend Fund, Guardian Capital is entitled to receive an annual fee of 0.75% of the Guardian Dividend Fund’s average daily net assets. Guardian Capital has contractually agreed to waive its management fee and/or reimburse expenses so that total annual operating expenses for the Guardian Dividend Fund (excluding (i) interest; (ii) taxes; (iii) brokerage fees and commissions; (iv) other extraordinary expenses not incurred in the ordinary course of the Fund’s business; (v) dividend expense on short sales; and (vi) indirect expenses such as acquired fund fees and expenses) do not exceed 0.95% of the Guardian Dividend Fund’s average daily net assets through January 31, 2024 (the “Expense Limitation”). During any fiscal year that the Investment Advisory Agreement between Guardian Capital and Trust is in effect, Guardian Capital may recoup the sum of all fees previously waived or expenses reimbursed, less any reimbursement previously paid, provided that Guardian Capital is only permitted to recoup fees or expenses within 36 months from the date the fee waiver or expense reimbursement first occurred and provided further that such recoupment can be achieved within the Expense Limitation Agreement currently in effect and the Expense Limitation Agreement in place when the waiver/reimbursement occurred. This Expense Limitation Agreement may not be terminated by Guardian Capital prior to its expiration date, but the Board may terminate such agreement at any time. The Expense Limitation Agreement terminates automatically upon the termination of the Advisory Agreement with Guardian Capital.

For the fiscal period ended September 30, 2022, the Guardian Dividend Fund paid to Guardian Capital a management fee (after waivers and reimbursements) equal to 0.03% of the Guardian Dividend Fund’s average daily net assets.

For its advisory services to the Guardian Global Equity Fund, Guardian Capital is entitled to receive an annual fee of 0.80% of the Guardian Global Equity Fund’s average daily net assets. Guardian Capital has contractually agreed to waive its management fee and/or reimburse expenses so that total annual operating expenses for the Guardian Global Equity Fund (excluding (i) interest; (ii) taxes; (iii) brokerage fees and commissions; (iv) other extraordinary expenses not incurred in the ordinary course of the Fund’s business; (v) dividend expense on short sales; and (vi) indirect expenses such as acquired fund fees and expenses) do not exceed 0.99% of the Guardian Global Equity Fund’s average daily net assets through January 31, 2024 (the “Expense Limitation”). During any fiscal year that the Investment Advisory Agreement between Guardian Capital and the Trust is in effect, Guardian Capital may recoup the sum of all fees previously waived or expenses reimbursed, less any reimbursement previously paid, provided that the Adviser is only permitted to recoup fees or expenses within 36 months from the date the fee waiver or expense reimbursement first occurred and provided further that such recoupment can be achieved within the Expense Limitation Agreement currently in effect and the Expense Limitation Agreement in place when the waiver/reimbursement occurred. This Expense Limitation Agreement may not be terminated by Guardian Capital prior to its expiration date, but the Board may terminate such agreement at any time. The Expense Limitation Agreement terminates automatically upon the termination of the Advisory Agreement with Guardian Capital.

For its services as Subadviser to the Guardian Global Equity Fund, Guardian Capital pays GuardCap an annual fee of 0.60% of its annual management fee of 0.80% of the Fund’s average daily net assets, as set forth in the Subadvisory Agreement between Guardian Capital and GuardCap. Pursuant to the terms of the Subadvisory Agreement, GuardCap has agreed to contractually waive 0.20% of its fee of 0.60% until assets of the Guardian Global Equity Fund reach $100 million.

For the fiscal year ended September 30, 2022, the Guardian Global Equity Fund paid to Guardian Capital a management fee (after waivers and reimbursements) equal to 0.28% of the Guardian Global Equity Fund’s average daily net assets.

For its advisory services to the Alta Fund, Alta Capital is entitled to receive an annual fee of 0.75% of the Alta Fund’s average daily net assets. Alta Capital has contractually agreed to waive its management fee and/or reimburse expenses so that total annual operating expenses for the Alta Fund (excluding (i) interest; (ii) taxes; (iii) brokerage fees and commissions; (iv) other extraordinary expenses not incurred in the ordinary course of the Fund’s business; (v) dividend expense on short sales; (vi) distribution and/or 12b-1 fees, and (vii) indirect expenses such as acquired fund fees and expenses) do not exceed 0.79% of the Alta Fund’s average daily net assets through January 31, 2024 (the “Expense Limitation”). During any fiscal year that the Investment Advisory Agreement between Alta Capital and the Trust is in effect, Alta Capital may recoup the sum of all fees previously waived or expenses reimbursed, less any reimbursement previously paid, provided that Alta Capital is only permitted to recoup fees or expenses within 36 months from the date the fee waiver or expense reimbursement first occurred and provided further that such recoupment can be achieved within the Expense Limitation Agreement currently in effect and the Expense Limitation Agreement in place when the waiver/reimbursement occurred. This Expense Limitation Agreement may not be terminated by Alta Capital prior to its expiration date, but the Board may terminate such agreement at any time. The Expense Limitation Agreement terminates automatically upon the termination of the Advisory Agreement with Alta Capital.

For the fiscal year ended September 30, 2022, the Alta Fund paid Alta Capital a management fee (after fee waivers and expense reimbursements) equal to 0.36% of the Alta Fund’s average daily net assets.

The Investment Advisory Agreement between the Trust and Guardian Capital on behalf of the Guardian Dividend Fund was approved by the Board for an additional one-year term, including a majority of Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act, or interested parties to the agreement (collectively, the “Independent Trustees” and, each an “Independent Trustee”), at a meeting held on March 7, 2022. A discussion regarding the basis for the Board’s approval of the renewal of the investment advisory agreement for an additional one-year period with Guardian Capital on behalf of the Guardian Dividend Fund is included in the Fund’s annual report to shareholders for the fiscal year ended September 30, 2022.

The Investment Advisory Agreement between the Trust and Guardian Capital, and the Subadvisory Agreement between Guardian Capital and GuardCap, on behalf of the Guardian Global Equity Fund was approved by the Board, including a majority of Independent Trustees, at a meeting held on June 16 and 17, 2021. That approval was subject to the approval of Fund shareholders, which was obtained at a special meeting of shareholders held on October 14, 2021. A discussion of the factors that the Board considered in approving the Investment Advisory

Agreement and Subadvisory Agreement, respectively, and the results of the shareholder vote at the special meeting of shareholders, is included in the Guardian Global Equity Fund’s annual report to shareholders for the fiscal period ended September 30, 2021.

The renewal for an additional one-year period of the Investment Advisory Agreement between the Trust and Alta Capital with respect to the Alta Fund was approved by the Board, including a majority of the Independent Trustees, at a meeting held on March 7, 2022. A discussion of the factors that the Board considered in approving the renewal of the Investment Advisory Agreement is included in the Alta Fund’s annual report to shareholders for the fiscal year ended September 30, 2022.

Portfolio Managers

Guardian Capital Dividend Growth Fund

Srikanth Iyer, MBA

Managing Director – Head of i3 InvestmentsTM – Guardian Capital LP

Srikanth (Sri) Iyer is Lead Portfolio Manager and Managing Director, and Head of i3 InvestmentsTM for Guardian Capital LP (“GCLP”). He joined GCLP in 2001 to lead the development and implementation of i3 InvestmentsTM. His career in the financial services industry began in 1995, when prior to assuming his role at GCLP, he joined Global Value Investors in Princeton, New Jersey, and was responsible for a variety of portfolio management and financial engineering roles. Sri graduated from University of Bombay (1989) with a Bachelor of Commerce and earned the Chartered Cost and Works Accountant (India) designation. He received an MBA in Applied Finance and Statistics from Rutgers Graduate School of Management.

He currently leads the development and implementation of GCLP’s proprietary systematic strategies. An expert in quantitative investments and risk management his responsibilities include being the primary lead for a set of Global, International, U.S. and Canadian based solutions that employ a differentiated process combining relative, intrinsic, data sciences and artificial intelligence across long only and alternative approaches. He is also tasked with the overall development and implementation of systematic strategies for the firm. His additional responsibilities include managing a team of experts with complementary skill sets.

Fiona Wilson, MBA, CFA®

Senior Portfolio Manager – i3 InvestmentsTM – Guardian Capital LP

Fiona joined GCLP in 2011 in her current role. Her career in the financial services industry began in 1989 when she joined the Canadian Imperial Bank of Commerce (CIBC) as an options trader. Prior to joining Guardian, Fiona was Portfolio Manager, Global Derivative Instruments with Ontario Municipal Employees Retirement System (OMERS). Previous roles included Head of Currency Options Marketing, South East Asia for Societe Generale with postings in Tokyo, Singapore, and London. Her experiences included structuring classical and exotic option trading and hedging strategies for central banks, corporate and institutional clients throughout Asia. Fiona graduated from University of Western Ontario with a BA and obtained from University of Windsor an Honours Bachelor of Commerce and MBA. She is a CFA® Charterholder.

In her current role, her responsibilities include focusing on daily portfolio management, including initiating relevant trades and risk management. She also engages in client facing functions, including performance attribution and product introduction to new prospects.

Mr. Iyer and Ms. Wilson have served as Co-Portfolio Managers of the Guardian Dividend Fund since its inception in March 2019.

Guardian Capital Fundamental Global Equity Fund

Michael Boyd

Portfolio Manager, GuardCap Asset Management Limited (U.K.)

Mr. Boyd joined GuardCap in 2014 and serves as a Portfolio Manager. Mr. Boyd has been managing fundamental equity funds for over 25 years. Prior to joining GuardCap, Mr. Boyd was at the London-based institutional fund management company, Seilern Investment Management Ltd. (1994-2014), as global equity fund manager, Managing Director and shareholder. Before that, he was a fund manager at Murray Johnstone Limited (1988-1994) in Glasgow, Scotland. Mr. Boyd received an honours degree in economics from Heriot-Watt University, Edinburgh and qualified as an Associate of the Institute of Bankers in Scotland.

Giles Warren

Portfolio Manager, GuardCap Asset Management Limited (U.K.)

Mr. Warren joined GuardCap in 2014 and serves as a Portfolio Manager. His career in the financial services industry began in 1997 when he joined the London-based institutional fund management company Seilern Investment Management Ltd. (1997-2014). At this firm, and prior to joining GuardCap, he worked with Mr. Boyd on Seilern Stryx World Growth Fund, ultimately becoming a co-fund manager of the fund (2010). Mr. Warren graduated from Edinburgh University with an honours degree in politics and economic history. He is an Associate of the Society of Investment Professionals.

Mr. Boyd and Mr. Warren have served as Portfolio Managers of the Guardian Global Equity Fund since its inception in December 2019.

Alta Quality Growth Fund

Melanie Peche

Co-Portfolio Manager, CFA®, and Principal of Alta Capital Management, LLC

With more than 20 years’ industry experience, Melanie Peche is co-portfolio manager of the All Cap Quality Growth product and, along with the other members of Alta Capital’s investment team, has primary research responsibility for many of the firm’s equity holdings within all of its quality growth products. Prior to joining Alta Capital in 2004, Ms. Peche was a Vice President of European Equities at Salomon Smith Barney in London. Before that, she was an equity analyst at Goldman Sachs, also in London, and was ranked in Reuters and Institutional Investor surveys for her in-depth coverage of the European special situations sector. As a sell-side equity analyst, Melanie also had the opportunity to advise corporate managements and government officials on strategy, financing, privatization and equity market valuations. Ms. Peche has been a Chartered Financial Analyst since 1997. Her educational background includes a Bachelor of Business Administration in Finance and Accounting from the University of Wisconsin. She graduated from the Applied Security Analysis Program at the University of Wisconsin in 1994 and is an active member of the CFA® Society of Salt Lake. Melanie has extensive experience living and traveling abroad and speaks fluent French, Italian and German.

Michael O. Tempest

Co-Portfolio Manager, Managing Principal and Chief Investment Officer of Alta Capital Management, LLC

Michael Tempest has been Managing Principal of Alta Capital since joining the firm in 1995. He has extensive experience in managing a successful investment partnership and utilizing a disciplined growth investing approach. Mr. Tempest has worked in the institutional equity departments of Bear Stearns and Morgan Stanley, international investment banking firms based in New York City. He also has served as a financial analyst for Shell Oil Company. Mr. Tempest holds a bachelor’s degree in international finance from Brigham Young University and a master’s degree in finance from Columbia Business School in New York City. He also serves as an adjunct professor at the University of Utah, where he teaches a course in investments.

Tyler A. Partridge

Co-Portfolio Manager, CFA®, and Principal of Alta Capital Management, LLC

Tyler Partridge is Principal and Portfolio Manager of Alta Capital, a member of Guardian Capital Group Limited. He joined Alta Capital in 2015.

His career in the financial services industry began in 2001 when he joined PricewaterhouseCoopers as an associate in transactions services. Directly prior to joining Alta Capital, Mr. Partridge spent nine years at Atlanta Capital Management, as a Vice President and Principal covering the healthcare, transportation, and commercial services sectors for the growth equity team.

Mr. Partridge graduated with a bachelor’s degree in accounting from Brigham Young University. He earned his MBA from University of Chicago, Booth School of Business, graduating with honors with concentrations in strategy, finance and economics. Mr. Partridge earned the CPA designation (while working for PricewaterhouseCoopers) and is a CFA® Charterholder. He is an active member of the CFA society of Salt Lake.

Casey D. Nelsen

Co-Portfolio Manager, CFA®, and Principal of Alta Capital Management, LLC

Casey Nelsen is Principal and Portfolio Manager of Alta Capital, a member of Guardian Capital Group Limited. His career in the investment management industry began with Alta Capital in 2007.

Mr. Nelsen graduated from Brigham Young University’s Marriott School of Management, (with a bachelor’s degree in business management, with a finance emphasis). As an undergraduate, Mr. Nelsen was a founding member of the Brigham Young University student investment fund. He continues to work with students managing the fund, making annual visits to share investment insights. He is a CFA® Charterholder and a member of the CFA Society of Salt Lake.

Ms. Peche and Mr. Tempest have served as Co-Portfolio Managers of the Alta Fund since its inception in December 2018. Mr. Partridge has served as a Co-Portfolio Manager of the Alta Fund since January 2020. Mr. Nelsen has served as Co-Portfolio Manager of the Alta Fund since January 2021.

The Investment Committee of Alta Capital is the focal point of the firm’s portfolio management process. Formally meeting once a week, the Committee reviews the current portfolio’s holdings, weightings, and sector allocations. Any potential investment that might be added to the Alta Fund’s portfolio is presented to the Investment Committee and discussed. The vast majority of investment decisions are made by the Co-Portfolio Managers consensually with the Investment Committee, with the ultimate decision responsibility resting with the Co-Portfolio Managers.

The Funds’ SAI provides additional information about each Fund’s portfolio management team, including compensation, other accounts managed, and ownership of Fund securities.

Past Performance of Alta Capital

In this section of past performance, the Adviser refers to Alta Capital Management, LLC, a Global Investment Performance Standards (“GIPS®”) compliant firm. This performance information has been provided by the Adviser and relates to the historical performance of the client accounts managed by the Adviser pursuant to its Large Cap Quality Growth strategy (the “Composite”), the strategy used by the Adviser to manage the assets of the Alta Fund. The investment objectives, policies and restrictions of the Alta Fund are substantially similar to those of the accounts included in the Composite. The Adviser has managed the Alta Fund’s assets since its inception.

While the Adviser is primarily responsible for the performance of the Alta Fund, the performance of the Large Cap Quality Growth strategy reflected by the Composite does not represent the past performance of the Alta Fund. If the performance of the Composite had been readjusted to reflect the first-year expenses of a Fund managed pursuant to the corresponding strategy, the performance of the Composite might have been lower. You should not consider this performance data for the core equity strategy reflected by the Composite as an indication of future performance of the corresponding Alta Fund.

In calculating the Composite’s performance, transactions are recorded on the trade date. Cash balances and cash equivalents are included in the performance. All returns presented are calculated in U.S. dollars on a total return basis, include the reinvestment of all dividends and interest, and take into account accrued income and realized and unrealized gains and losses. All returns are calculated by deducting the Adviser’s actual fee on a monthly basis as well as all brokerage commissions and execution costs paid by the Composite accounts without provision for Federal or state income taxes. Custodial fees, if any, were not included in the calculations. The standard management fee for the Large Cap Quality Growth strategy is 1.00% per annum for the first $1 million, 0.90% for the next $4 million, 0.70% for the next $5 million, 0.60% for the next $15 million, and 0.50% for the next $25 million per annum. Fees for an excess over $50 million are negotiable. Actual investment management fees incurred by clients may vary. Policies for valuing portfolios, calculating performance and preparing compliant presentations are available upon request.

The Alta Fund’s performance is calculated using the method required by the SEC, which differs from the method used to calculate the performance of the private accounts comprising the Composite. The private accounts are not subject to the same types of expenses to which the Alta Fund is subject nor to the diversification requirements, specific tax restrictions and investment limitations imposed on the Alta Fund by the 1940 Act and the IRC. Consequently, the performance results for the private accounts could have been adversely affected (i.e., lower) if the private accounts included in the Composite had been regulated as an investment company under the Federal securities laws.

The following tables show the annual returns of the Composite for each of the last ten calendar years and for the 1-Year, 5-Year and 10-Year periods ended December 31, 2021. Alta Capital Management, LLC claims compliance with the Global Investment Performance Standards (GIPS®) and has prepared and presented this report in compliance with the GIPS standards. Alta Capital Management, LLC has been independently verified for the periods January 1, 1993 through December 31, 2016 by Ashland Partners & Company LLP and for the periods January 1, 2017 through December 31, 2021 by Adviser Compliance Associates, LLC (formerly, ACA Performance Services, LLC). Verification assesses whether (1) the firm has complied with all the composite construction requirements of the GIPS standards on a firm-wide basis and (2) the firm’s policies and procedures are designed to calculate and present performance in compliance with the GIPS standards. Verification does not ensure the accuracy of any specific composite presentation. The verification report is available upon request. A complete description of Alta Capital Management, LLC’s Composite is available upon request. The data presented herein is not intended to predict or suggest the returns that might be experienced by the Alta Fund or an individual investor investing in the Fund. You should be aware that the use of a methodology different from that used to calculate the performance below could result in different performance data.

ALTA CAPITAL MANAGEMENT, LLC

Large Cap Quality Growth Composite

Assets				Annualized Performance Results
Year Ended	Firm Assets ($mm)	Composite Assets ($ mm)	No. of Accounts	Net Composite Returns	Gross Composite Returns	S&P 500 Total Return Index®	Russell 1000 Growth Index®	Composite Dispersion	Composite 3-yr Annualized Standard Deviation	S&P 500 3-yr Annualized Standard Deviation	Russell 1000 Growth 3-yr Annualized Standard Deviation
12/31/12	709	205	146	18.49%	19.67%	16.00%	15.25%	0.99%	15%	14%	15%
12/31/13	1,105	297	194	37.42%	38.79%	32.38%	33.48%	1.10%	11%	11%	12%
12/31/14	1,434	355	240	11.30%	12.41%	13.68%	13.05%	0.62%	9%	8%	9%
12/31/15	1,454	373	246	2.04%	3.06%	1.38%	5.66%	0.61%	10%	10%	10%
12/31/16	1,655	369	296	4.42%	5.46%	11.95%	7.07%	0.58%	10%	10%	11%
12/31/17	1,845	411	314	19.85%	21.05%	21.83%	30.21%	0.61%	9%	9%	10%
12/31/18	1,704	294	250	-3.73%	-2.76%	-4.38%	-1.51%	0.48%	10%	10%	12%
12/31/19	1,788	424	276	33.37%	34.71%	31.48%	36.38%	0.60%	11%	11%	13%
12/31/20	2,027	493	290	19.86%	21.06%	18.39%	38.49%	0.69%	20%	18%	19%
12/31/21	2,169	606	320	20.34%	21.55%	28.70%	27.59%	0.57%	20%	17%	18%

	Composite	Benchmarks(1)
	Large Cap Quality Growth Composite(1)	S&P 500 Total Return Index®	Russell 1000 Growth Index®
1 Year (2021)	21.55%	28.70%	27.59%
5 Years (2017-2021)	18.46%	18.47%	25.31%
10 Years (2012-2021)	16.82%	16.55%	19.78%
Since Inception(2)	11.51%	10.75%	11.04%

(1)	The Large Cap Quality Growth Composite consists of discretionary accounts investing in equities with a capitalization range of $2 billion and greater. The composite is measured against the S&P 500 and the Russell 1000 Growth indices. The minimum account size for this composite is $250 thousand. The S&P 500 is an index of 500 stocks designed to reflect the risk/return characteristics of the large-cap universe. The Russell 1000 Growth is an index measuring the performance of the large-cap growth segment of the U.S. equity universe including companies with higher price-to-book ratios and higher forecasted growth values.
(2)	The inception of the GIPS® verified Large Cap Quality Growth Composite was December 31, 1992.

Financial Highlights

The financial highlights table below is intended to help you understand the financial performance of Institutional Shares of the Funds since the date they were first offered. This information has been derived from the financial statements audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the Funds’ financial statements, are included in the Funds’ annual report to shareholders. The annual report is incorporated by reference in the SAI and is available free of charge upon request from the Funds’ distributor. The following information should be read in conjunction with the financial statements and notes thereto.

Guardian Capital Dividend Growth Fund – Institutional Class
Financial Highlights

(For a share outstanding during each period)

	For the Year Ended September 30, 2022	For the Five Months Ended September 30, 2021(a)		For the Year Ended April 30, 2021	For the Period Ended April 30, 2020(b)
Net asset value, beginning of period	$12.87	$12.68		$9.85	$10.00
Investment operations:
Net investment income	0.22	0.11		0.16	0.17
Net realized and unrealized gain (loss) on investments	(1.63)	0.20		2.82	(0.16)
Total from investment operations	(1.41)	0.31		2.98	0.01
Distributions from:
Net investment income	(0.22)	(0.12)		(0.15)	(0.16)
Total from distributions	(0.22)	(0.12)		(0.15)	(0.16)
Net asset value, end of period	$11.24	$12.87		$12.68	$9.85
Total Return(c)	(11.11)%	2.42	%(d)	30.41%	0.10	%(d)

Ratios/Supplemental Data:
Net assets, end of period (000 omitted)	$17,573	$19,864		$19,449	$14,953
Before waiver or recoupment:
Ratio of expenses to average net assets	1.67%	1.78	%(e)	1.73%	1.94	%(e)
After waiver or recoupment:
Ratio of expenses to average net assets	0.95%	0.95	%(e)	0.95%	0.95	%(e)
Ratio of net investment income to average net assets	1.71%	1.94	%(e)	1.40%	1.64	%(e)
Portfolio turnover rate	25%	6	%(d)	47%	29	%(d)

(a)	The Fund changed its fiscal year end to September 30.
(b)	For the period May 1, 2019 (commencement of operations) to April 30, 2020.
(c)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.
(d)	Not annualized.
(e)	Annualized.

See accompanying notes which are an integral part of these financial statements.

Guardian Capital Fundamental Global Equity Fund - Institutional Shares
Financial Highlights

(For a share outstanding during each period)

	For the Years Ended September 30,		For the Period Ended September 30,
	2022	2021	2020(a)
Net asset value, beginning of period	$12.84	$10.62	$10.00
Investment operations:
Net investment income	0.03	0.03	0.02
Net realized and unrealized gain (loss) on investments	(2.65)	2.22	0.62
Total from investment operations	(2.62)	2.25	0.64
Distributions from:
Net investment income	(0.02)	(0.03)	(0.02)
Net realized gains	(0.37)	—	—
Total from distributions	(0.39)	(0.03)	(0.02)
Net asset value, end of period	$9.83	$12.84	$10.62
Total Return(b)	(21.15)%	21.19%	6.39	%(c)

Ratios/Supplemental Data:
Net assets, end of period (000 omitted)	$28,247	$29,756	$22,862
Before waiver or recoupment:
Ratio of expenses to average net assets	1.51%	1.53%	1.82	%(d)
After waiver or recoupment:
Ratio of expenses to average net assets	0.99%	0.99%	0.99	%(d)
Ratio of net investment income to average net assets	0.28%	0.22%	0.26	%(d)
Portfolio turnover rate	4%	14%	10	%(c)

(a)	For the period December 19, 2019 (commencement of operations) to September 30, 2020.
(b)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.
(c)	Not annualized.
(d)	Annualized.

See accompanying notes which are an integral part of these financial statements.

Alta Quality Growth Fund - Institutional Shares
Financial Highlights
(For a share outstanding during each period)

	For the Years Ended September 30,			For the Period Ended September 30,
	2022	2021	2020	2019(a)
Net asset value, beginning of period	$17.65	$13.80	$12.57	$10.00
Investment operations:
Net investment income (loss)	(0.04)	(0.05)	0.02	0.04
Net realized and unrealized gain (loss) on investments	(4.70)	3.91	1.59	2.53
Total from investment operations	(4.74)	3.86	1.61	2.57
Distributions from:
Net investment income	—	(0.01)	(0.05)	—
Net realized gains	(0.35)	—	(0.33)	—
Total from distributions	(0.35)	(0.01)	(0.38)	—
Net asset value, end of period	$12.56	$17.65	$13.80	$12.57
Total Return(b)	(27.45)%	27.96%	12.92%	25.70	%(c)

Ratios/Supplemental Data:
Net assets, end of period (000 omitted)	$39,128	$51,805	$38,490	$27,446
Before waiver or recoupment:
Ratio of expenses to average net assets	1.18%	1.18%	1.30%	1.54	%(d)
After waiver or recoupment:
Ratio of expenses to average net assets	0.79%	0.79%	0.79%	0.79	%(d)
Ratio of net investment income (loss) to average net assets	(0.24)%	(0.32)%	0.14%	0.45	%(d)
Portfolio turnover rate	19%	16%	26%	16	%(c)

(a)	For the period December 19, 2018 (commencement of operations) to September 30, 2019.
(b)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.
(c)	Not annualized.
(d)	Annualized.

See accompanying notes which are an integral part of these financial statements.

For More Information

You can find additional information about the Funds in the following documents:

Annual and Semi-Annual Reports: While the prospectus describes each Fund’s potential investments, the Annual and Semi-Annual Reports detail each Fund’s actual investments as of the report dates. In each Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year.

Statement of Additional Information (SAI): The SAI supplements the prospectus and contains additional information about the Funds and their investment restrictions, risks, policies, and operations, including the Funds’ policies and procedures relating to the disclosure of portfolio holdings. A current SAI for the Funds is on file with the SEC and is incorporated into this prospectus by reference, which means it is considered part of this prospectus.

How to Obtain Copies of Other Fund Documents

You can obtain free copies of the current SAI and the Funds’ Annual and Semi-Annual Reports, and request other information about the Funds or make shareholder inquiries, in any of the following ways:

On the Internet:	Download these documents from the Funds’ Internet site at: www.guardiancapitalfunds.com

By Telephone:	Call Shareholder Services at 1-800-957-0681

By Mail:	Send a written request to: Guardian Capital Funds [Specify Name of Applicable Fund] c/o Ultimus Fund Solutions, LLC P.O. Box 46707 Cincinnati, Ohio 45246-0707

You may obtain reports and other information about each Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

Guardian Capital Dividend Growth Fund Guardian Capital Fundamental Global Equity Fund Alta Quality Growth Fund Investment Company Act No. 811-22895
Not A Deposit ● Not FDIC Insured ● May Lose Value ● No Bank Guarantee ● Not Insured By Any Government Agency

Guardian Capital Dividend Growth Fund

Institutional Shares – DIVGX

Guardian Capital Fundamental Global Equity Fund

Institutional Shares – GFGEX

Alta Quality Growth Fund

Institutional Shares – AQLGX

Each a series of Capitol Series Trust

STATEMENT OF ADDITIONAL INFORMATION

January 27, 2023

This Statement of Additional Information (“SAI”) provides general information about the Guardian Capital Dividend Growth Fund (the “Guardian Dividend Fund”), the Guardian Capital Fundamental Global Equity Fund (the “Guardian Global Equity Fund”) and the Alta Quality Growth Fund (the “Alta Fund” and collectively, the “Funds”), each a series of the Capitol Series Trust (the “Trust”). This SAI is not a prospectus and should be read in conjunction with the Funds’ current prospectus dated January 27, 2023 (the “Prospectus”), as supplemented and amended from time to time, which is incorporated herein by reference. To obtain a copy of the Funds’ Prospectus, free of charge, please write the transfer agent at Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, P.O. Box 46707, Cincinnati, Ohio 45246-0707, call Shareholder Services at 1-800-957-0681, or visit the Funds’ website at www.guardiancapitalfunds.com.

i

DESCRIPTION OF THE TRUST AND FUNDS

A.	General Information

The Guardian Dividend Fund was organized as a diversified series of the Trust at a meeting of the Board of Trustees held on March 13, 2019, and commenced operations on May 1, 2019. The Guardian Global Equity Fund was organized as a non-diversified series of the Trust at a meeting of the Board of Trustees held on December 11 and 12, 2019, and commenced operations on December 19, 2019. The Alta Fund was organized as a diversified series of the Trust at a meeting of the Board of Trustees held on December 18, 2018, and commenced operations on December 19, 2018. The Funds currently offer one class of shares, Institutional Shares. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated September 18, 2013 (the “Trust Agreement”). Guardian Capital LP (“Guardian Capital”), serves as investment adviser to the Guardian Dividend Fund and Guardian Global Equity Fund. GuardCap Asset Management Limited (U.K.) (“GuardCap” or the “Subadviser”) serves as investment subadviser to the Guardian Global Equity Fund. Alta Capital Management, LLC (“Alta Capital”) serves as investment adviser to the Alta Fund. Guardian Capital and Alta Capital are referred to in this SAI as an Adviser or the Advisers.

Expenses attributable to any series or class are borne by that series or class. Any general expenses of the Trust not readily identifiable as belonging to a particular series or class are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

The Funds do not issue share certificates. Rather, all shares are held in non-certificated form registered on the books of the Funds and Ultimus Fund Solutions, LLC, the Funds’ transfer agent (the “Transfer Agent”) for the shareholder accounts.

B.	Shareholder Voting and Other Rights

The Trust Agreement permits the Trust’s Board of Trustees (the “Board”), without shareholder approval, to issue an unlimited number of shares of beneficial interest in separate series without par value and to divide series into classes of shares. The Board may from time to time, and without shareholder approval, divide or combine the shares of the Fund or class thereof into a greater or lesser number of shares of that Fund or class so long as the proportionate beneficial interest in the assets belonging to that Fund or class and the rights of shares of any other series or class are in no way affected.

Each share of a Fund represents an equal proportionate interest in the assets and liabilities belonging to that Fund and in such dividends and distributions out of income belonging to that Fund as declared by the Board.

Each Fund share has the same voting and other rights and preferences as any other shares of the Trust with respect to matters that affect the Trust as a whole. The Fund or class thereof votes separately with respect to the provisions of any Rule 12b-1 plan which pertains to that Fund or class and other matters for which separate series or class voting is appropriate under applicable law. Generally, shares will be voted separately by individual series except if: (1) the Investment Company Act of 1940, as amended (the “1940 Act”) requires shares to be voted in the aggregate and not by individual series; and (2) when the Trustees determine that the matter affects more than one series and all affected series must vote. The Trustees may also determine that a matter only affects certain series or classes of the Trust and thus only those series or classes are entitled to vote on the matter.

Ohio law does not require the Trust to hold annual meetings of shareholders, and it is anticipated that shareholder meetings will be held only when specifically required by Federal or state law. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each whole share owned and fractional votes for each fractional share owned.

The Fund shares do not have cumulative voting rights, any preemptive or conversion rights, or any sinking fund provisions. Any Trustee may be removed by vote of the shareholders holding not less than two-thirds of the outstanding shares of the Trust.

The Trust Agreement can be amended by the Trustees, except that certain amendments that could adversely affect the rights of shareholders must be approved by the shareholders affected.

1

C.	Redemptions

Voluntary Redemptions. A shareholder may redeem shares of the Fund class at the net asset value per share of that Fund class next-calculated, minus any applicable redemption fee, after the Fund receives the shareholder’s redemption request in proper form.

Mandatory Redemption. Each share of each series and class thereof is subject to redemption by the Trust at the net asset value per share of that series or class next calculated, minus any applicable sales charge: (1) after the Trustees determine, in their sole discretion, that failure to redeem may have materially adverse consequences to any holders of Trust shares, or any series of class thereof or the applicable Fund or Fund class; (2) upon such other conditions as may from time to time be determined by the Trustees and set forth in the current Prospectus of the Trust with respect to maintenance of shareholder accounts of a minimum amount; or (3) upon the termination or liquidation of the Trust or a Fund, as determined by the Trustees consistent with the Trust Instrument and applicable law.

D.	Termination or Reorganization

Termination. The Trust may be terminated at any time by an instrument executed by a majority of the Trustees then in office upon prior written notice to the Trust’s shareholders. Any series or class may be terminated at any time by an instrument executed by a majority of the Trustees upon prior written notice to the shareholders of that series or class.

Reorganization. The Trustees may sell, convey and transfer the assets of the Trust, or the assets belonging to any one or more series, to another trust, partnership, association or corporation organized under the laws of any state of the United States, or to the Trust to be held as assets belonging to another series of the Trust, in exchange for cash, shares or other securities (including, in the case of a transfer to another series of the Trust, shares of such other series) with such transfer being made subject to, or with the assumption by the transferee of, the liabilities belonging to each series the assets of which are being transferred. If required by the 1940 Act, any such transfer shall be subject to approval of the shareholders of the affected series.

In case of any liquidation of a series or class, the holders of shares of the series or class being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series or class.

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS

Unless otherwise specified, percentage limitations on investments set forth in the Prospectus and this SAI will be applied at the time of investment. Therefore, these percentages could be exceeded due to a decline in each share class’ net asset value (“NAV”) due to fluctuations in the value of a Fund’s portfolio securities and/or the liquidation of portfolio securities to fulfill repurchase requests (which the Funds’ Board has, in its sole discretion, authorized) or to pay expenses.

Except for each Fund’s fundamental policies listed below, no other policy of the Funds, including each Fund’s respective investment objective, is a fundamental policy of the Funds and may be changed by the Board without the vote of the Funds’ shareholders.

The principal investment strategies each Fund uses to pursue its respective investment objective and the associated risks of those strategies are discussed in the Funds’ Prospectus and are incorporated herein by reference. Unless otherwise stated in the Prospectus, investment strategies and techniques are generally discretionary. This means that the Advisers and Subadviser may elect to engage or not engage in various strategies and techniques in their sole discretion. Investors should not assume that any particular discretionary investment technique or strategy will always or ever be employed by the Funds.

In addition to the principal investment strategies and the principal risks of the Funds as described in the Prospectus, the Funds may employ secondary investment practices and may be subject to additional secondary risks, which are described below. The following is a description of secondary investment strategies and secondary risks for how the Funds might evolve, not necessarily how it currently operates. Unless a strategy

2

or policy described below is specifically prohibited by the investment restrictions, under “Investment Restrictions” in this SAI, or by applicable law, the Funds may engage in each of the practices described below. However, the Funds are not required to engage in any particular transaction or purchase any particular type of securities or investment even if to do so might benefit the Funds.

A.	Corporate Equity Securities

Generally. The Guardian Dividend Fund seeks to achieve its objective by investing primarily in a diversified portfolio of equity securities of both U.S. and non-U.S. companies that pay current dividends, including American Depository Receipts (“ADRs”). Under normal market conditions, the Guardian Dividend Fund will invest at least 80% of its net assets (including the amount of any borrowings for investment purposes) in such dividend-paying equity securities. The Guardian Dividend Fund may invest in companies of all sizes but will focus primarily on mid-capitalization (“mid-cap”) and large capitalization (“large-cap”) companies that pay a dividend, and may trade warrants and rights. The Guardian Dividend Fund may invest in equity securities, including common stocks, preferred stocks and convertible securities of U.S. and foreign corporate issuers, as well as equity securities of smaller companies, real estate investment trusts (“REITs”) and limited partnership interests in Master Limited Partnerships (“MLPs”). The Guardian Dividend Fund may invest up to 15% of its net assets in securities of companies that are listed in, or whose principal business activities are located in, emerging markets countries.

The Guardian Global Equity Fund seeks to achieve its objective by investing at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of mid-cap and large-cap companies. The Guardian Global Equity Fund will invest primarily in common stocks, but may also invest in other types of equity securities including preferred stocks and convertible securities. The Guardian Global Equity Fund may invest in U.S. and foreign corporate issuers, including equity securities of smaller companies. Under normal market conditions, the Guardian Global Equity Fund invests at least 40% of its net assets in the securities of, and depositary receipts represented by, foreign issuers. Generally, the Guardian Global Equity Fund’s portfolio will be invested in at least five countries in the MSCI World Index, one of which may be the U.S. In addition to buying equity securities, the Guardian Global Equity Fund may invest in depositary receipts, including, ADRs, Global Depositary Receipts (“GDRs”), and European Depositary Receipts (“EDRs”). The Guardian Global Equity Fund may also invest up to 15% of its net assets in securities of companies that are listed in, or whose principal business activities are located in, emerging market countries.

The Alta Fund seeks to achieve its objective by investing at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of large-cap and mid-cap companies. The Alta Fund may invest in equity securities including common stocks, preferred stocks and convertible securities of U.S. and foreign corporate issuers including equity securities of smaller companies. The Alta Fund may invest up to 20% of its net assets in foreign companies, primarily through ADRs.

The value of equity securities depends on business, economic and other factors affecting those issuers. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations may be pronounced.

Risks of Foreign Markets. Securities that trade in foreign markets may be subject to greater fluctuations in price than securities of U.S. companies because foreign markets may be smaller and less liquid than U.S. markets. Changes in foreign tax laws, investment regulations and policies on nationalization and expropriation as well as political instability may affect the operations of foreign companies and the value of their securities. Fluctuations in currency exchange rates and changes in regulations governing currency exchange may adversely affect the value of a Fund’s investments in foreign securities denominated or quoted in currencies other than the U.S. dollar. Foreign securities and their issuers may not be subject to the same degree of regulation as U.S. issuers regarding information disclosure, insider trading and market manipulation. There may be less publicly available information on foreign companies and foreign companies may not be subject to uniform accounting, auditing, and financial standards as are U.S. companies. Foreign securities registration, custody and settlements may be subject to delays or other operational and administrative problems. Certain foreign brokerage commissions and custody fees may be higher than those in the U.S. Dividends payable on the foreign securities contained in a Fund’s portfolio may be subject to foreign withholding taxes, thus reducing the income available for distribution to the Fund’s shareholders.

3

Risks of Emerging Markets. Securities that trade in emerging markets may be less liquid and the prices of these securities may be more volatile than the prices of those securities that trade in more developed foreign markets. Information regarding securities that trade in emerging markets is not always readily available. Greater political and economic uncertainties exist in emerging markets than in developed foreign markets and the securities markets and legal systems in emerging markets may not be well developed and may not provide the protections and advantages of the markets and systems available in more developed countries. Moreover, very high inflation rates may exist in emerging markets and could negatively impact a country’s economy and securities markets. Emerging markets may impose restrictions on the Fund’s ability to repatriate investment income or capital and thus, may adversely affect the operations of a Fund. Certain emerging markets may impose constraints on currency exchange and some currencies in emerging markets may have been devalued significantly against the U.S. dollar. Governments of some emerging markets exercise substantial influence over the private sector and may own or control many companies and government actions could have a significant effect on economic conditions in emerging markets, which, in turn, could affect the value of a Fund’s investments. Emerging markets may also be subject to less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies.

For these and other reasons, the prices of securities in emerging markets can fluctuate more significantly than the prices of securities of companies in developed countries. The less developed the country, the greater affect these risks may have on your investment in a Fund, and as a result, an investment in that Fund may exhibit a higher degree of volatility than either the general the U.S. securities market or the securities markets of developed foreign countries.

Common Stock. Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Common stockholders are not creditors of the company, but rather, upon liquidation of the company are entitled to their pro rata share of the company’s assets after creditors and, if applicable, preferred stockholders are paid. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company’s stock price.

Preferred Stock. The Funds may invest in convertible and non-convertible preferred stock. Preferred stock has a preference in liquidation (and, generally dividends) over common stock but is subordinated in liquidation to debt. As a general rule the market value of preferred stocks with fixed dividend rates and no conversion rights varies inversely with interest rates and perceived credit risk, with the price determined by the dividend rate. Some preferred stocks are convertible into other securities, (for example, common stock) at a fixed price and ratio or upon the occurrence of certain events. The market price of convertible preferred stocks generally reflects an element of conversion value.

Risks of Preferred Stock. The fundamental risk of investing in preferred stock is the risk that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. The market value of all securities, including preferred stocks, is based upon the market’s perception of value and not necessarily the book value of an issuer or other objective measures of a company’s worth.

Because many preferred stocks lack a fixed maturity date, these securities generally fluctuate substantially in value when interest rates change; such fluctuations often exceed those of long-term bonds of the same issuer. Some preferred stocks pay an adjustable dividend that may be based on an index, formula, auction procedure or other dividend rate reset mechanism. In the absence of credit deterioration, adjustable rate preferred stocks tend to have more stable market values than fixed rate preferred stocks. All preferred stocks are also subject to the same types of credit risks of the issuer as corporate bonds. In addition, because preferred stock is junior to debt securities and other obligations of an issuer, deterioration in the credit rating of the issuer will cause greater changes in the value of a preferred stock than in a more senior fixed income security with similar yield characteristics.

Convertible Securities. Convertible securities are fixed income securities, preferred stock or other securities that may be converted into or exchanged for a given amount of common stock of the same or a different issuer during a specified period of time at a specified price or formula. A convertible security entitles the holder to receive interest on debt or the dividend on preferred stock until the convertible security matures or is redeemed, converted, or

4

exchanged. Before conversion, convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers, but lower than the yield of non-convertible debt. Convertible securities rank senior to common stock in a company’s capital structure but are usually subordinated to comparable non-convertible securities. By investing in convertible securities, the investor obtains the right to benefit from the capital appreciation potential in the underlying common stock upon the exercise of the conversion right, while earning higher current income than could be available if the stock was purchased directly. In general, the value of a convertible security is the higher of its investment value (its value as a fixed income security) and its conversion value (the value of the underlying shares of common stock if the security is converted).

Risks of Convertible Securities. The value of a convertible security generally increases when interest rates decline and generally decreases when interest rates rise. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, a convertible security’s conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. In addition, a convertible security generally will sell at a premium over its conversion value determined by the extent to which investors place value on the right to acquire the underlying common stock.

Because convertible securities are typically issued by smaller capitalized companies whose stock price may be volatile, the price of a convertible security may reflect variations in the price of the underlying common stock in a way that nonconvertible debt does not. Also, while convertible securities generally have higher yields than common stock, they have lower yields than comparable non-convertible securities and are subject to less fluctuation in value than the underlying stock since they have fixed income characteristics. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

The Funds are permitted to invest in securities with innovative structures, which have become more common in the convertible securities market. These include “mandatory-conversion” securities, which consist of debt securities or preferred stocks that convert automatically into equity securities of the same or a different issuer at a specified date and conversion ratio. Mandatory-conversion securities may limit the potential for capital appreciation and, in some instances, are subject to complete loss of invested capital. Another example of innovative convertible securities is “equity-linked” securities, which are securities or derivatives that may have fixed, variable, or no interest payments prior to maturity; may convert (at the option of the holder or on a mandatory basis) into cash or a combination of cash and equity securities; and may be structured to limit the potential for capital appreciation. Equity-linked securities may be illiquid and difficult to value and may be subject to greater credit risk than that of other convertible securities.

B.	Depositary Receipts

American Depositary Receipts (“ADRs”) are securities, typically issued by a U.S. financial institution (a “depositary”), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. ADRs include American Depositary Shares and New York Shares. European Depositary Receipts (“EDRs”), which are sometimes referred to as Continental Depositary Receipts (“CDRs”), are securities, typically issued by a non-U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by either a U.S. or foreign issuer. Global Depositary Receipts (“GDRs”) are issued globally and evidence a similar ownership arrangement. Generally, ADRs are designed for trading in the U.S. securities markets, EDRs are designed for trading in European securities markets and GDRs are designed for trading in non-U.S. securities markets.

Depositary receipt facilities may be established as either “unsponsored” or “sponsored.” While depositary receipts issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of depositary receipt holders and the practices of market participants. A depositary may establish an unsponsored facility without participation by (or even necessarily the permission of) the issuer of the

5

deposited securities, although typically the depositary requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored depositary receipts generally bear all the costs of such facility. The depositary usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions, and the performance of other services. The depositary of an unsponsored facility frequently is under no obligation to pass through voting rights to depositary receipt holders in respect of the deposited securities. In addition, an unsponsored facility is generally not obligated to distribute communications received from the issuer of the deposited securities or to disclose material information about such issuer in the U.S. and there may not be a correlation between such information and the market value of the depositary receipts.

Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depositary. The deposit agreement sets out the rights and responsibilities of the issuer, the depositary, and the depositary receipt holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depositary) although depositary receipt holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositaries agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the depositary receipt holders at the request of the issuer of the deposited securities.

Risks of Depositary Receipts. The depositary bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer’s country. See “Equity Securities – Generally – Risks of Foreign Markets” and “Equity Securities – Generally – Risks of Emerging Markets” for the risks of investing in foreign securities, generally.

C.	Rights and Warrants to Purchase Securities

A right is a privilege granted to existing shareholders of a corporation to subscribe for shares of a new issue of common stock before it is issued. Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants are freely transferable and are often traded on major exchanges. Unlike rights, warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Corporations often issue warrants to make the accompanying debt security more attractive.

Risks of Warrants and Rights. Warrants and rights may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant or right, the warrant or right will expire worthless. Rights and warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock.

Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit the Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

6

D.	Other Investment Companies and Exchange Traded Funds

Generally. Each Fund may invest in other investment companies and exchange traded funds (“ETFs”) to the extent permitted by the 1940 Act. Each Fund may invest in closed-end and open-end investment companies registered under the 1940 Act. Closed-end funds include business development companies (each a “BDC”) and open-end funds include mutual funds and exchange traded funds (each an “ETF”). Each Fund may hold interests in investment companies that are not registered under the 1940 Act (each a “Private Fund”). Private Funds are typically organized as limited partnerships or limited liability companies. See “Status and Taxation of the Fund” for information regarding tax-related limitations on the Funds’ investments in Private Funds.

Each Fund generally may purchase or redeem, without limitation, shares of any affiliated or unaffiliated money market mutual funds, including unregistered money market funds, so long as the Fund does not pay a sales load or service fee in connection with the purchase, sale or redemption or, if such fees are paid, the Adviser waives its management fee in an amount necessary to offset the amounts paid.

With respect to other investments in investment companies, the 1940 Act generally limits a Fund from acquiring (i) more than 3% of the total outstanding shares of another investment company; (ii) shares of another investment company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (iii) shares of another registered investment company and all other investment companies having an aggregate value in excess of 10% of the value of the total assets of the Fund. While the Funds’ investments in Private Funds are not subject to these limitations, each Fund will limit its investment in any one Private Fund to less than 5% of that Private Fund’s outstanding voting securities.

Risks of Investment Companies. The 1940 Act and the Internal Revenue Code (“IRC”) impose numerous constraints on the operations of registered investment companies. These restrictions may prohibit the Funds from making certain investment thus potentially limiting its profitability. Moreover, in order to qualify for regulated investment company tax treatment under subchapter M of the IRC (e.g. to be treated as a corporation for tax purposes and to pass through income and capital gains to investors), a regulated investment company must satisfy source-of-income, asset diversification and other requirements. The failure to comply with these provisions in a timely manner may prevent qualification as a regulated investment company thus requiring the investment company to pay unexpected taxes and penalties, which could be material.

When a Fund invests in another investment company, the Fund indirectly will bear its proportionate share of any fees and expenses payable directly by the underlying fund. Therefore, a Fund will incur higher expenses, many of which may be duplicative to those paid the Fund. In addition, a Fund may be affected by losses of the underlying funds and the level of risk arising from the investment practices of the underlying funds (such as the use of leverage by the funds). The Funds have no control over the investments and related risks taken by the underlying funds in which it invests. Other investment companies may charge fees if interests are redeemed within a certain period of time.

Risks of Private Funds. An investor in Private Funds will not have the benefit of protections afforded by the 1940 Act to investors in registered investment companies. The Adviser will not have control of, or have the ability to exercise influence over, the trading policies or strategies of a Private Fund. A Private Fund’s investment strategies may evolve over time in response to fluctuating market conditions without notice to investors. In addition to its own expenses, each Fund will also bear its allocable share of the costs and expenses of each Private Fund, including its allocable share of the management and incentive compensation paid to a Private Fund’s investment manager. As a result, each Fund’s investments in Private Funds may result in the Fund paying higher expenses than other funds with similar investment objectives and strategies or if it invested directly in the securities held by the Private Funds. A Fund’s interests in Private Funds are illiquid and subject to substantial restrictions on transferability. A Fund may not be able to acquire initial interests (or additional interests) in a Private Fund or withdraw all or a portion of its investment from a Private Fund promptly after it has made a decision to do so because of limitations set forth in that fund’s governing documents (or in such negotiated “side letter” or similar arrangement as the Adviser or Subadviser may be able to negotiate on behalf of the Fund). Private Funds typically provide limited portfolio information. This may result in a Private Fund using investment strategies that are not fully disclosed to the Adviser. Absent the availability of strategy and investment details, a Fund may not be in a position to timely liquidate interests in a Private Fund as changes to the Private Fund strategies and investments evolve over time. Market quotations for

7

Private Funds are not readily available and, therefore, the value of a Fund’s investment in a Private Fund will be valued at fair value pursuant to procedures approved by the Board. Given the subjectivity inherent in fair valuation and the limited portfolio information typically available from a Private Fund, the price at which a Fund values its interest in the Private Fund may differ from any periodic valuation of the Fund’s interest provided by the Private Fund and the price at which the Fund ultimately sells its interest in the Private Fund.

Closed-End Funds. Closed-end funds are investment companies that typically issue a fixed number of shares that trade on a securities exchange or over-the-counter. BDCs are publicly-traded closed-end funds that seek capital appreciation and income by investing in smaller companies during their initial or growth stages of development. The net asset value per share of a closed-end fund will fluctuate depending upon the performance of the securities held by the fund. A closed-end fund is not required to buy its shares back from investors upon request.

Mutual Funds. Mutual funds are open-end investment companies and issue new shares continuously and redeem shares daily at their net asset value. The net asset value per share of an open-end fund will fluctuate daily depending upon the performance of the securities held by the fund.

Exchange-Traded Funds. ETFs are open-end investment companies that continuously issue shares that are bought and sold on a national securities exchange. Many ETFs seek to replicate a specific benchmark index. However, an ETF may not fully replicate the performance of its benchmark index for many reasons, including because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of stocks held. The net asset value of an ETF can fluctuate up or down due to changes in the market value of the securities owned by the fund. ETF shares are only redeemable from the fund in large blocks.

Risks of Closed-end Funds and ETFs. In addition to risks generally associated with investments in investment company securities, ETFs and closed-end funds are subject to the following risks that do not apply to traditional mutual funds: (1) shares may trade at a market price that is above or below its net asset value; (2) an active trading market for shares may not develop or be maintained; (3) the ETF or closed-end fund may employ an investment strategy that utilizes high leverage ratios; or (4) trading of shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

E.	Real Estate and Real Estate Investment Trusts (“REITs”)

A REIT is a corporation or business trust that invests substantially all of its assets in income producing real estate or real estate related loans or interests. Equity REITs are those which purchase or lease land and buildings and generate income primarily from rental income. Equity REITs may also realize capital gains (or losses) when selling property that has appreciated (or depreciated) in value. Mortgage REITs invest in real estate mortgage securities and derive income primarily from interest payments. Hybrid REITs have characteristics of both Equity REITs and Mortgage REITs.

Risks of REITs. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality and maturity of any credit extended. REITs are dependent upon management skills, are not diversified, are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the U.S. Internal Revenue Code and failing to maintain their exemptions from registration under the 1940 Act. REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT’s investment in such loans will gradually align to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

Mortgage REITs are subject to certain additional risks. Rising interest rates tend to extend the duration of the mortgage securities in which they invest, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, these securities may exhibit additional volatility. In addition, mortgage securities are

8

subject to prepayment risk, which is the risk that when interest rates decline or are low but are expected to rise, borrowers may pay off their debts sooner than expected. This can reduce the returns of Mortgage REITs because a Fund will have to reinvest such prepaid funds at the lower prevailing interest rates. Mortgage securities are also subject to risk of default on the underlying mortgage or assets, particularly during periods of economic downturn.

Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities.

F.	MLPs

MLPs are publicly traded partnerships that predominately operate, or directly or indirectly own, energy-related assets. The Funds’ investment in equity interests of MLPs may include both general partnership interests and limited partnership interests of MLPs. Not all publicly traded partnerships are considered MLPs. Limited Partnerships that are not MLPs are publicly traded partnerships that do not meet the qualifications contained in Section 7704 of the Internal Revenue Code of 1986, as amended.

MLP Risk. MLPs are subject to many risks, including those that differ from the risks involved in an investment in the common stock of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership and are exposed to a possibility of liability for all of the obligations of that MLP. Holders of MLP units are also exposed to the risk that they will be required to repay amounts to the MLP that are wrongfully distributed to them. In addition, the value of a Fund’s investment in an MLP will depend largely on the MLP’s treatment as a partnership for U.S. federal income tax purposes. Furthermore, MLP interests may not be as liquid as other more commonly traded equity securities. In addition, MLPs have relatively high distribution rates compared to corporate securities. The characterization of these distributions as either long-term capital gains or as some other type of return may not be ascertainable until the end of a taxable year and may complicate the calculation of the Funds’ and shareholders’ taxes. To the extent that a Fund’s investments in MLPs expose its portfolio to the energy industry, the Fund’s performance could be affected by the overall condition of the energy industry. Companies in the energy industry are subject to many risks that can negatively impact the revenues and viability of companies in this industry. These risks include, but are not limited to, price fluctuation caused by real and perceived inflationary trends and political developments; the cost assumed in complying with environmental safety regulations; demand of energy fuels; energy conservation; the success of exploration projects; volatility in commodity prices and changes in supply and demand, which may affect the volume of energy commodities transported, processed, stored and or distributed; specific risks associated with companies owning and/or operating pipelines, gathering and processing energy assets; operating risks including outages, structural and maintenance, impairment and safety problems; terrorism risk, extreme weather and other natural disasters; capital markets risk, resulting in higher capital costs or impacting growth and access to capital; and tax and other government regulations.

G.	Derivatives

The Funds may engage in transactions involving derivatives including options, futures, rights, warrants, and swaps. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying assets, reference rate, or index. The Funds may also engage in forward contracts, also derivatives, which are further discussed in “Foreign Currency Transactions,” below. The Funds may also acquire rights/warrants issued in connection with common/preferred stock or bonds that they may hold.

Options, Futures and Other Strategies-Generally. The Funds may use options (both traded on an exchange and over-the-counter (“OTC”)), futures contracts (sometimes referred to as “futures”), swaps, and other derivative securities (collectively, “Financial Instruments”) as a substitute for a comparable market position in the underlying security, to attempt to hedge or limit the exposure of a particular portfolio security, to create a synthetic money market position, for certain tax-related purposes, to close out previously established options and futures positions, to reduce volatility, to enhance income, and to gain market exposure.

The use of Financial Instruments is subject to applicable regulations of the U.S. Securities and Exchange Commission (“SEC”), the several exchanges upon which they are traded and the Commodity Futures Trading Commission (the “CFTC”). In addition, the Funds’ ability to use Financial Instruments will be limited by tax

9

considerations. Pursuant to a claim for exemption filed with the National Futures Association on behalf of each Fund, each Fund is deemed not to be a commodity pool operator or a commodity pool under the Commodity Exchange Act and is not subject to registration or regulation as such under the Commodity Exchange Act. In addition to the instruments, strategies and risks described below, the Advisers and Subadviser may discover additional opportunities in connection with Financial Instruments and other similar or related techniques. These new opportunities may become available as the Advisers and Subadviser develop new investment techniques, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed. The Advisers and Subadviser may utilize these opportunities to the extent that they are consistent with each Fund’s investment objective and permitted by each Fund’s investment limitations and applicable regulatory authorities. This SAI will be supplemented to the extent that new products or techniques involve materially different risks than those described below.

General Risks of Options, Futures and Other Strategies. The use of Financial Instruments involves special considerations and risks, certain of which are described below. Risks pertaining to particular Financial Instruments are described in the sections that follow.

Successful use of most Financial Instruments may depend upon each Adviser’s ability to predict movements of the overall securities markets, which requires different skills than predicting changes in the prices of individual securities. The ordinary spreads between prices in the cash and futures markets, due to the differences in the natures of those markets, are subject to distortion. Due to the possibility of distortion, a correct forecast of market trends by the Adviser may still not result in a successful transaction. An Adviser may be incorrect in its expectations as to the extent of market movements or the time span within which the movements take place, which may result in the strategy being unsuccessful.

Options and futures prices can diverge from the prices of their underlying instruments. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect or no correlation also may result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, and from the imposition of daily price fluctuation limits or trading halts.

As described below, the Funds might be required to maintain assets as “cover,” maintain segregated accounts or make margin payments when it takes positions in Financial Instruments involving obligations to third parties (e.g., Financial Instruments other than purchased options). If a Fund is unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expires or matures. These requirements might impair a Fund’s ability to sell a portfolio security or make an investment when it would otherwise be favorable to do so or require that the Fund sells a portfolio security at a disadvantageous time. A Fund’s ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the “counterparty”) to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the Funds.

Financial Instruments may entail investment exposures that are greater than their cost would suggest, meaning that a small position in a Financial Instrument could have a large potential impact on a Fund’s performance. Losses may arise due to unanticipated market price movements, lack of a liquid secondary market for any particular instrument at a particular time or due to losses from premiums paid by the Fund on options transactions.

Risks of Potential Government Regulation of Derivatives. It is possible that additional government regulation of various types of derivative instruments, including futures, options, and swap contracts, may limit or prevent a Fund from using such instruments as part of its investment strategy, and could ultimately prevent the Fund from being able to achieve its investment objective. It is impossible to fully predict the effects of past, present, or future legislation and regulation in this area, but the effects could be substantial and adverse. It is possible that legislative and regulatory activity could limit or restrict the ability of a Fund to use certain instruments as part of its investment strategy. Limits or restrictions applicable to the counterparties with which a Fund engages in derivative transactions could also prevent the Fund from using certain instruments.

10

There is a possibility of future regulatory changes altering, perhaps to a material extent, the nature of an investment in a Fund or the ability of a Fund to continue to implement its investment strategies. The futures, options, and swaps markets are subject to comprehensive statutes, regulations, and margin requirements. In addition, the SEC, the CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits, and the suspension of trading. The regulation of futures, options, and swaps transactions in the U.S. is a rapidly changing area of law and is subject to modification by government action. In particular, the Dodd-Frank Act has changed the way in which the U.S. financial system is supervised and regulated. Title VII of the Dodd-Frank Act sets forth a new legislative framework for OTC derivatives, including Financial Instruments such as swaps. Title VII of the Dodd-Frank Act makes broad changes to the OTC derivatives markets, grants significant new authority to the SEC and the CFTC to regulate OTC derivatives and market participants, and will require clearing and exchange trading of many OTC derivative transactions. The CFTC and the SEC finalized the definition of “swap” and “security-based swap.”

Provisions in the Dodd-Frank Act include new capital and margin requirements and the mandatory use of clearinghouse mechanisms for many OTC derivative transactions. Any new position limits imposed on a Fund or its counterparties as a result of the Dodd-Frank Act and related rules and regulations enacted by the CFTC, the SEC and other federal regulators may impact the Fund’s ability to invest in futures, options, and swaps in a manner that efficiently meets its investment objective. These new requirements, including capital requirements and mandatory clearing, even if not directly applicable to the Funds, may increase the cost of a Fund’s investments and cost of doing business, which could adversely affect investors.

Cover. Transactions using Financial Instruments, other than purchasing options, expose the Funds to an obligation to another party. A Fund will not enter into any such transactions unless it owns either (1) an offsetting (“covered”) position in securities or other options or futures contracts or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. The Funds will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash or liquid assets in an account with their custodian, The Huntington National Bank, N.A. (the “Custodian”), in the prescribed amount as determined daily.

Assets used as cover or held in an account cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a Fund’s assets to cover accounts could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

Options. An option contract is a bilateral agreement that permits, but does not obligate the purchaser, in return for a premium paid to the writer (seller) of the option, to buy an asset from (in the case of a call option) or sell an asset to (in the case of a put options) the writer (seller) at the exercise price on or before the expiration date of the contract. Each Fund will only write calls on assets it holds in its portfolio (i.e. covered calls). The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment and general market conditions. Options that expire unexercised have no value. Options currently are traded on the Chicago Board Options Exchange (“CBOE”), the American Stock and Options Exchange (“AMEX”) and other exchanges, as well as the OTC markets. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the Fund additional flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization.

The Funds may close out a call or put written on an asset by purchasing a call or put, respectively, on the asset and with same exercise price and expiration date. To close out a position as purchaser of an option, a Fund may sell the option previously purchased, although it could exercise the option should it deem it advantageous to do so. Closing transactions permit a Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

The Funds may purchase and write options in combination with each other. For example, a Fund may purchase a put option and write a call option on the same underlying instrument in order to construct a combined position

11

whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Risks of Options on Commodities, Currencies and Securities. The buyer of call and put options risk losing the entire premium paid to purchase the options. The seller (writer) of a call option assumes the risk of a theoretical unlimited increase in the market value of the underlying asset above the exercise price. The seller (writer) of a put option assumes the risk of a theoretical unlimited decline in the market value of the underlying asset below the exercise price.

Exchange-traded options in the U.S. are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between the Fund and its counter-party (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when a Fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make (in the case of a call option) or take delivery of (in the case of a put option) the underlying asset upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.

Each Fund’s ability to establish and close out positions in exchange-traded options depends on the existence of a liquid market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty or by a transaction in the secondary market if any such market exists. There can be no assurance that a Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counter-party, a Fund might be unable to close out an OTC option position at any time prior to its expiration.

If a Fund were unable to affect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by a Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

Options on Indices. The Funds may purchase and write (sell) put and call options on indices. An index fluctuates with changes in the market values of the securities included in the index. Options on indices operate consistent with options on a specific asset except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on changes in the value of an individual asset. If the exercise price of a call option is less than the value of the index, the purchaser may exercise the option and receive a cash amount from the seller equal to the difference between the exercise price and the closing price of the index, multiplied by a factor (typically $100), on the date of exercise. If the strike price of a put option exceeds the value of the index, the purchaser may exercise the option and receive a cash amount from the seller equal to the difference between the exercise price and the closing price of the index, multiplied by a factor (typically $100), on the exercise date. Options on indices give the holder the right to receive an amount of cash upon exercise of the option.

Each of the exchanges has established limitations governing the maximum number of call or put options on the same index that may be bought or written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). Under these limitations, option positions of all investment companies advised by each Adviser or Subadviser are combined for purposes of these limits. Pursuant to these limitations, an exchange may order the liquidation of positions and may impose other sanctions or restrictions. These position limits may restrict the number of listed options that the Funds may buy or sell.

Risks of Options on Indices. If a Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

12

Futures Contracts and Options on Futures Contracts. A futures contract is a bilateral agreement where one party agrees to accept delivery/purchase of an asset (a long position), and the other party agrees to make delivery/sell the asset (a short position), as called for in the contract, on a specified date and at an agreed-upon price (the “Settlement Price”). When a Fund writes an option on a futures contract, it becomes obligated, in return for the premium received, to assume a position in the futures contract at a specified exercise price at any time during the term of the option. If a Fund writes a call, it assumes a short futures position. If a Fund writes a put, it assumes a long futures position. When a Fund purchases an option on a futures contract, it acquires the right in return for the premium it pays to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).

Whether a Fund realizes a gain or loss from futures contracts depends upon movements in value of the underlying asset. The extent of a Fund’s loss from an unhedged short position in futures contracts or from writing unhedged call options on futures contracts is potentially unlimited. The Funds only purchase and sell futures contracts and options on futures contracts that are traded on a U.S. exchange or board of trade.

No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract a Fund is required to deposit “initial margin” in an amount generally equal to 10% or less of the contract value. Margin also must be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent “variation margin” payments are made to and from the futures commission merchant daily as the value of the futures position varies, a process known as “marking-to-market.” Variation margin does not involve borrowing, but rather represents a daily settlement of a Fund’s obligations to or from a futures commission merchant.

Purchasers and sellers of futures contracts and options on futures can enter into offsetting closing transactions, similar to closing transactions in options, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Positions in futures and options on futures contracts may be closed only on an exchange or board of trade that provides a secondary market.

Risks of Futures Contracts and Options on Futures Contracts. When a Fund purchases an option on a futures contract, the premium paid plus transaction costs is all that is at risk. In contrast, when a Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If a Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

There can be no assurance that a liquid secondary market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or option position thereon. The liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day’s settlement price. Once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If a Fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain cash or liquid assets in an account.

13

Index Futures and Options on Index Futures. The Funds may invest in index futures and options on index futures. A index future obligates the seller to deliver (and the purchaser to take), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying assets comprising the index is made. The Funds may purchase and sell futures contracts only for indices for which they can obtain the best price with consideration also given to liquidity.

Interest Rate Futures Contracts and Options on Interest Rate Futures Contracts. The Funds may invest in interest rate futures contracts and purchase options on interest rate futures contracts as a substitute for a comparable market position in the underlying asset or to speculate on the direction of interest rates. The Funds may also sell options on interest rate futures contracts as part of closing purchase transactions to terminate its options positions. No assurance can be given that such closing transactions can be affected or as to the degree of correlation between price movements in the options on interest rate futures and price movements in the Fund’s portfolio securities which are the subject of the transaction.

Swap Agreements. The Funds may enter into swap agreements including credit default, currency rate, equity index, interest rate, and total return swap agreements. Swap agreements are individually negotiated bilateral contracts created to gain exposure to of different types of investments or market factors. The term of swap agreement ranging from a few weeks to more than a year. For example, swap agreements may be structured to increase or decrease a Fund’s exposure to long-term or short-term interest rates, foreign currency values, corporate borrowing rates, or other factors such as security prices, baskets of securities or inflation rates. These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost than if the Fund had invested directly in the asset that yielded the desired return.

These transactions generally do not involve the delivery of securities or other underlying assets or principal. Most swap agreements entered into by the Funds will require the calculation of the obligations of the parties to the agreements on a “net basis.” Consequently, a Fund’s obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). Therefore, the risk of loss with respect to swaps is thus limited to the net amount of payments that a Fund is contractually obligated to make. If the counterparty to a swap defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund contractually is entitled to receive.

Risks of Swap Agreements. Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on a Fund’s performance. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund’s investments and its share price and yield. Additionally, whether a Fund’s use of swap agreements will be successful in furthering its investment objective will depend on an Adviser’s ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered illiquid. The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factor that determines the amounts of payments due to and from a Fund. If a swap agreement calls for payments by a Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty’s creditworthiness declines, the value of a swap agreement likely would decline, potentially resulting in losses for the Fund. A Fund may also suffer losses if it is unable to terminate outstanding swap agreements (either by assignment or other disposition) or reduce its exposure through offsetting transactions (i.e., by entering into an offsetting swap agreement with the same party or a similarly creditworthy party).

Interest Rate Swaps. Interest rate swaps involve the agreement by one party to make regular payments equal to a floating rate of interest times a “notional principal amount” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate), in return for payments from the counterparty equal to a fixed rate times the same amount, for a specific period of time. Payments may be made in the same or different currencies.

Forms include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates exceed a specified rate or “cap;” interest rate floors, under which, in return for a

14

premium, one party agrees to make payments to the other to the extent interest rates fall below a specified level or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Equity Index Swaps. Equity index swaps involve the exchange between parties of cash flows based upon the performance of an index or a portion of an index of securities which usually includes dividends. A party may purchase cash-settled options on equity index swaps. A cash-settled option on a swap gives the purchaser the right, but not the obligation, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date. These options typically are purchased in privately negotiated transactions from financial institutions, including securities brokerage firms.

Currency Swaps. Currency swaps involve the exchange of rights to make or receive payments in specified foreign currencies. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for another designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The use of currency swaps is a highly specialized activity which involves special investment techniques and risks. If an Adviser or Subadviser is incorrect in its forecasts of market values and currency exchange rates, the Fund’s performance will be adversely affected. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

Credit Default Swaps. The buyer of a credit default swap makes periodic premium payments to the seller during the swap term in exchange for the seller agreeing to make certain defined payments to the buyer in the event certain defined credit events occur with respect to a particular security, issuer or basket of securities. If a Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the Fund generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the underlying security whose value may have significantly decreased. As a seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. Credit default swap agreements may involve greater risks than if a Fund had invested in the underlying obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk.

Total Return Swaps. A total return payor sells to the total return receiver an amount equal to all cash flows and price appreciation on a defined security or asset payable at periodic times during the swap term (i.e., credit risk) in return for a periodic payment from the total return receiver based on a fixed or floating rate plus the amount of any price depreciation on the reference security or asset. The total return payor does not need to own the underlying security or asset. The final payment at the end of the swap term includes final settlement of the current market price of the underlying reference security or asset, and payment by the applicable party for any appreciation or depreciation in value. Usually, collateral must be posted by the total return receiver to secure the periodic interest-based and market price depreciation payments depending on the credit quality of the underlying reference security and creditworthiness of the total return receiver, and the collateral amount is marked-to-market daily equal to the market price of the underlying reference security or asset between periodic payment dates.

H.	Foreign Currency Transactions

The Funds may conduct foreign currency transactions. Foreign currency transactions include purchasing and selling foreign currencies on a spot (i.e., cash) basis, entering into forward contracts to purchase or sell foreign currencies (see “Forward Foreign Currency Contracts” below).

Transaction hedging involves entering into foreign currency transactions with respect to specific receivables or payables generally arising in connection with the purchase or sale of portfolio securities. Transaction hedging is used to “lock in” the U.S. dollar price of a security to be purchased or sold, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. The goal is to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period

15

between the date on which the security is purchased or sold or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

Position hedging involves entering into foreign currency transactions either to protect against: (1) a decline in the value of a foreign currency in which a security to be sold is denominated; or (2) an increase in the value of a foreign currency in which a security to be purchased is denominated.

Neither transaction nor position hedging eliminates fluctuations in the underlying prices of the securities that a Fund owns or intends to purchase or sell. They simply establish a rate of exchange that can be achieved at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain that might result from the increase in the value of such currency.

Hedging transactions are subject to correlation risk due to the fact that the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be perfectly matched. This is because the future value of such securities in foreign currencies will change as a consequence of market movements in the values of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

The cost of currency conversions also may affect each Fund’s investment returns. Although a fee is not charged to convert one currency into another, foreign exchange dealers profit on the spread between the currencies purchased and sold. A dealer may agree to sell a foreign currency at one rate and offer a lesser rate of exchange to repurchase the same currency from the Fund.

Forward Foreign Currency Contracts. A forward foreign currency contract or forward contract involves an obligation to purchase or sell a specific amount of a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Forward contracts are considered to be derivatives.

The Funds may each enter into forward contracts to “lock in” the U.S. dollar value of securities/financial interests it has agreed to buy or sell for the period between the trade date and the settlement date. Each Fund may also enter into a forward contract to sell or buy the amount of a foreign currency it believes may experience a substantial movement against the U.S. dollar. In this case, the forward contract would approximate all or a portion of the securities/financial interests of a Fund denominated in that currency.

The precise matching of forward contract amounts and the value of the securities/financial interests involved is generally not possible since the future value of such securities in foreign currencies will change between the date of the contract and the contract’s maturity. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. At the maturity of a forward contract, the Fund may either sell portfolio securities/financial interests and make delivery of the foreign currency, or it may retain the portfolio securities/interest and terminate its obligation to deliver the currency by purchasing an “offsetting” contract obligating it to purchase, on the same maturity date, the amount of the foreign currency.

Because it is impossible to forecast with absolute precision the market value of portfolio securities/financial interests at the expiration of a forward contract, it may be necessary for a Fund to purchase additional currency on the spot market (and bear the expense of such transaction) if the market value of the securities/financial interests is less than the amount of foreign currency the Fund is required to deliver and a decision is made to sell the securities/interests and deliver the currency. Conversely, it may be necessary to sell on the spot market some of the currency realized from the sale of portfolio securities/interests if the market value thereof exceeds the value of currency obligated to be delivered. If a Fund determines to maintain the portfolio securities/interests and enter into an offsetting forward contract to close out its currency delivery obligations, it will incur a gain or loss if there is movement in the forward

16

contract prices. If an offsetting transaction is taken, the Fund will enter into a forward contract to sell the foreign currency. If forward prices decline between the date of the original forward contract and the offsetting contract, a gain will be realized if the price of currency it has agreed to sell is higher than the price of the currency it has agreed to purchase. If forward prices increase, a loss will be incurred if the price of the currency agreed to be purchased is higher than the price of the currency agreed to be sold. Although forward contracts can reduce the risk of loss due to a decline in the value of the hedged currencies, they also limit any potential gain that might result from an increase in the value of the currencies.

I.	Lending Portfolio Securities

Subject to the approval of the Trust’s Board, the Funds may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The Funds will be entitled to payments in amounts equal to the interest, dividends, or other distributions payable on the loaned securities which enable the Funds an opportunity to earn interest on the amount of the loan and on the loaned securities collateral. The Funds typically will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities.

Risks of Securities Lending. Each Fund might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund. Other risks in lending portfolio securities include possible delay in receiving additional collateral or in the recovery of the loaned securities or the possible loss of rights in the collateral should the borrower fail financially. In addition, each Fund is responsible for any loss that might result from its investment of the borrower’s collateral.

J.	Fixed Income Securities

Generally. The Funds may each invest in mortgage-backed securities (including collateralized mortgage obligations of U.S. issuers), asset-back securities, municipal securities and corporate debt securities of U.S. and foreign issuers; commercial paper, zero coupon securities, loan participations and inflation-index securities of U.S. issuers, U.S. Government Securities, foreign government securities, U.S. short-term money market instruments, foreign government securities.

Yields on fixed income securities, including municipal securities, are dependent on a variety of factors, including the general conditions of the fixed income securities markets, the size of a particular offering, the maturity of the obligation and the rating of the issue. Fixed income securities with longer maturities tend to produce higher yields and are generally subject to greater price movements than obligations with shorter maturities. A portion of the municipal securities held by a Fund may be supported by credit and liquidity enhancements such as letters of credit (which are not covered by federal deposit insurance) or puts or demand features of third party financial institutions, general domestic and foreign banks.

Risks of Fixed Income Securities. Investments in fixed income securities are subject to the following risks:

Credit Risk. Changes in the ability of an issuer to make payments of interest and principal and in the markets’ perception of an issuer’s creditworthiness will also affect the market value of that issuer’s debt securities. The financial condition of an issuer of a fixed income security held by a Fund may cause it to default on interest or principal payments due on a security. This risk generally increases as security credit ratings fall.

Interest Rate Risk. The market value of the interest-bearing debt securities held by a Fund will be affected by changes in interest rates. There is normally an inverse relationship between the market value of securities sensitive to prevailing interest rates and actual changes in interest rates. The longer the remaining maturity (and duration) of a security, the more sensitive the security is to changes in interest rates. All fixed income securities, including U.S. Government Securities, can change in value when there is a change in interest rates. As a result, an investment in a Fund is subject to risk even if all fixed income securities in the Fund’s investment portfolio are paid in full at maturity.

17

Pre-Payment and Extension Risk. Certain fixed income securities may be subject to extension risk, which refers to the change in total return on a security resulting from an extension or abbreviation of the security’s maturity. Issuers may prepay fixed rate securities when interest rates fall, forcing a Fund to invest in securities with lower interest rates. Issuers’ fixed income securities are also subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors that may restrict the ability of the issuer to pay, when due, the principal of and interest on its debt securities. The possibility exists therefore, that, as a result of bankruptcy, litigation or other conditions, the ability of an issuer to pay, when due, the principal of and interest on its debt securities may become impaired.

See “Equity Securities – Generally – Risks of Foreign Markets” and “Equity Securities – Generally – Risks of Emerging Markets” for the risks of investing in foreign securities, generally.

Credit Quality. The Funds may each invest in investment grade fixed income securities. Fixed income securities are considered to be of investment grade quality if they are rated “Baa” or higher by Moody’s Investor Service, Inc. (“Moody’s”) or “BBB” or higher by Standard & Poor’s Corporation (“S&P”), or are unrated and are deemed to be of comparable quality by the Advisers or Subadviser (“Investment Grade Securities”), at the time of purchase. Each Fund may also purchase fixed income securities that are not Investment Grade Securities otherwise known as “Junk Bonds.”

The Funds may retain securities whose rating has been lowered below investment grade (or that are unrated and determined by the Advisers or Subadviser to be of comparable quality to securities whose rating has been lowered below investment grade) if the Advisers or Subadviser determines that retaining such security is in the best interests of the Fund. Because a downgrade often results in a reduction in the market price of the security, the sale of a downgraded security may result in a loss.

Moody’s, S&P and other nationally recognized statistical rating organizations (“NRSROs”) are private services that provide ratings of the credit quality of debt obligations, including convertible securities, and preferred stock. A description of the range of ratings assigned to various types of bonds and other securities by several NRSROs is included in Appendix A to this SAI. The Funds may use these ratings to determine whether to purchase, sell or hold a security. Ratings are general and are not absolute standards of quality. Securities with the same maturity, interest rate and rating may have different market prices. To the extent that the ratings given by an NRSRO may change as a result of changes in such organizations or their rating systems, the Advisers or Subadviser will attempt to substitute comparable ratings. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings. An issuer’s current financial condition may be better or worse than a rating indicates.

Junk bonds generally offer a higher current yield than that available for investment grade issues. However, below investment grade debt securities involve higher risks, in that they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers, and to price fluctuations in response to changes in interest rates. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress that could adversely affect their ability to make payments of interest and principal and increase the possibility of default. At times in recent years, the prices of many below investment grade debt securities declined substantially, reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on below investment grade debt securities rose dramatically, reflecting the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers’ financial restructuring or default. There can be no assurance that such price declines will not recur. The market for below investment grade debt issues generally is thinner and less active than that for higher quality securities, which may limit the Fund’s ability to sell such securities at fair value in response to changes in the economy or financial markets. Adverse publicity and investor perceptions, whether based on fundamental analysis, may also decrease the values and liquidity of below investment grade debt securities, especially in a thinly traded market. Changes in the rating of a fixed income security by recognized rating services may affect the value of these investments. The Funds will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase. However, the Advisers or Subadviser will monitor the investment to determine whether continued investment in the security will assist in meeting a Fund’s investment objective.

18

U.S. Government Securities. Each Fund may invest in U.S. Government Securities. U.S. Government Securities include securities which are issued or guaranteed by the United States Treasury, by various agencies of the United States Government, and by various instrumentalities which have been established or sponsored by the United States Government. U.S. Treasury obligations are backed by the “full faith and credit” of the United States Government. U.S. Treasury obligations include Treasury bills, Treasury notes, and Treasury bonds. U.S. Treasury obligations also include the separate principal and interest components of U.S. Treasury obligations which are traded under the Separate Trading of Registered Interest and Principal of Securities (“STRIPS”) program.

Agencies or instrumentalities established by the United States Government include the Federal Home Loan Banks, the Federal Land Bank, the Government National Mortgage Association, the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, the Student Loan Marketing Association, the Small Business Administration, the Bank for Cooperatives, the Federal Intermediate Credit Bank, the Federal Financing Bank, the Federal Farm Credit Banks, the Federal Agricultural Mortgage Corporation, the Resolution Funding Corporation, the Financing Corporation of America and the Tennessee Valley Authority. Some of these securities are supported by the full faith and credit of the United States Government while others are supported only by the credit of the agency or instrumentality, which may include the right of the issuer to borrow from the United States Treasury. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States in the event the agency or instrumentality does not meet its commitments. Shares of a Fund are not guaranteed or backed by the United States Government.

When a U.S. Treasury notes or bond is “stripped,” each interest payment provided for by the note or bond and the principal due on the bond or note at maturity trade as separate securities. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value. Investing in STRIPS may help to preserve capital during periods of declining interest rates.

Since STRIPS do not entitle the holder to any periodic payments of interest prior to maturity, such securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than fixed income obligations of comparable maturities which make periodic distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, STRIPS eliminate the reinvestment risk and lock in a rate of return to maturity. Current federal tax law requires that a holder of a STRIP security accrue a portion of the discount at which the security was purchased as income each year even though the holder received no interest payment in cash on the security during the year.

Commercial Paper. Commercial paper consists of short-term (usually from one to two hundred seventy days) unsecured promissory notes issued by corporations in order to finance their current operations. Certain notes may have floating or variable rates. Unless deemed liquid by an Adviser or Subadviser, variable and floating rate notes with a demand notice period exceeding seven days generally are considered illiquid and, therefore, subject to the Trust’s prohibition on illiquid investments (see “Investment Limitations” below).

Repurchase Agreements. The Funds may each enter into repurchase agreements which are transactions in which a Fund purchases a security and simultaneously agrees to resell that security to the seller at an agreed upon price on an agreed upon future date, normally, one to seven days later. If a Fund enters into a repurchase agreement, it will maintain possession of the purchased securities and any underlying collateral. For purposes of the 1940 Act, a repurchase agreement is deemed to be a loan from the Fund to the seller of the U.S. government security subject to the repurchase agreement. Repurchase agreements are not considered to be the making of loans for purposes of each Fund’s fundamental investment limitations.

Repurchase transactions also involve credit risk. Credit risk is the risk that a counter-party to a transaction will be unable to honor its financial obligation. In the event that bankruptcy, insolvency, or similar proceedings are commenced against a counterparty, a Fund may have difficulties in exercising its rights to the underlying securities or currencies, as applicable. A Fund may incur costs and expensive time delays in disposing of the underlying securities and it may suffer a loss of principal or a decline in interest payments regarding affected securities. Failure by the other party to deliver a security or currency purchased by a Fund may result in a missed opportunity to make an alternative investment. Favorable insolvency laws that allow a Fund, among other things, to liquidate the collateral held in the event of the bankruptcy of the counter-party reduce counter-party insolvency risk.

19

K.	Repurchase Agreements

For the purposes of maintaining liquidity and achieving income, the Funds may each enter into repurchase agreements with domestic commercial banks or registered broker/dealers. A repurchase agreement is a contract under which a Fund would acquire a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund’s cost plus interest). In the case of repurchase agreements with broker-dealers, the value of the underlying securities (or collateral) will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor.

Risks of Repurchase Agreements. The Funds each bear a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities. This risk includes the risk of procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. The Advisers and Subadviser will each monitor the creditworthiness of the counterparties.

L.	Cyber Security Risk

Risks of Cyber Security. With the increased use of technologies such as the Internet and the dependence on computer systems to perform necessary business functions, investment companies (such as the Funds) and their service providers (including the Advisers and Subadviser) may be prone to operational and information security risks resulting from cyber-attacks and/or other technological malfunctions. In general, cyber-attacks are deliberate, but unintentional events may have similar effects. Cyber-attacks include, among others, stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing information or services on a website, releasing confidential information without authorization, and causing operational disruption. Successful cyber-attacks against, or security breakdowns of, the Funds, the Advisers, Subadviser or a custodian, transfer agent, or other affiliated or third-party service provider may adversely affect the Funds or their shareholders. For instance, cyber-attacks may interfere with the processing of shareholder transactions, affect a Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential Fund information, impede trading, cause reputational damage, and subject the Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and additional compliance costs. While the Advisers, Subadviser and the Funds’ service providers have each established business continuity plans and systems designed to prevent cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Similar types of cyber security risks also are present for issuers of securities in which the Funds invest, which could result in material adverse consequences for such issuers, and may cause a Fund’s investment in such securities to lose value.

M.	Market Events

Risks of Market Events. U.S. and international markets have from time to time experienced significant volatility. The fixed income markets have experienced substantially lower valuations, reduced liquidity, price volatility, credit downgrades, increased likelihood of default and valuation difficulties. Concerns have spread to domestic and international equity markets. In some cases, the stock prices of individual companies have been negatively affected even though there may be little or no apparent degradation in the financial conditions or prospects of that company. Continued volatility, may have adverse effects on the Funds and the risks discussed herein may be increased.

N.	Temporary Defensive Position

From time to time, each Fund may take temporary defensive positions that are inconsistent with its principal investment strategy in attempting to respond to adverse market, economic, political or other conditions. For example, each Fund may hold all or a portion of its assets in cash, money market mutual funds, investment grade short-term money market instruments, U.S. Government and agency securities, commercial paper, certificates of deposit, and other cash equivalents. Each Fund also may invest in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its investment strategies.

Risks of Temporary Defensive Positions. As a result of engaging in these temporary measures, a Fund may not achieve its investment objective and may miss out on investment opportunities.

20

INVESTMENT LIMITATIONS

A.	Fundamental Limitations

The investment limitations described below have been adopted by the Trust with respect to each Fund and are fundamental (“Fundamental”), i.e. , they may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. As used in the Prospectus and this SAI, the term “majority of the outstanding shares” of a Fund means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund. Other investment practices which may be changed by the Board without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy are considered non-fundamental (“Non-Fundamental”).

Borrowing Money. The Funds will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of a Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of a Fund’s total assets at the time when the borrowing is made. This limitation does not preclude a Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

Senior Securities. The Funds will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by a Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

Underwriting. The Funds will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), a Fund may be deemed an underwriter under certain federal securities laws.

Real Estate. The Funds will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not preclude a Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including REITs).

Commodities. Each Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude a Fund from purchasing or selling options or futures contracts, including commodities futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

Loans. The Funds will not make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, dollar rolls and similar transactions consistent with applicable law, or (c) by purchasing non-publicly offered debt securities. For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures, or other securities.

Concentration. Each Fund may not invest in a security if, as a result of such investment, more than 25% of its net assets (taken at market value at the time of such investment) would be invested in the securities of issuers in any particular “industry,” as the term is used in the 1940 Act, as interpreted, modified or otherwise permitted from time to time by regulatory authority having jurisdiction. This restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (or repurchase agreements with respect thereto).

With respect to the percentages adopted by the Trust as maximum limitations on each Fund’s investment policies and limitations, an excess amount above the fixed percentage will not be a violation of the policy or limitation unless the excess amount results immediately and directly from the acquisition of any security or the action taken by an Adviser or Subadviser. This paragraph does not apply to the borrowing policy set forth above.

21

If a Fund’s borrowings exceed one-third of its total assets (including the amount borrowed) less liabilities (other than borrowings), such borrowings will be reduced within three days, (not including Sundays and holidays) or such longer period as may be permitted by the 1940 Act, to the extent necessary to comply with the one-third limitation.

Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

B.	Non-Fundamental

The following limitations have been adopted by the Trust with respect to each Fund and are Non-Fundamental (see “Investment Limitations—Fundamental Limitations” above).

Pledging. A Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above. Margin deposits, security interests, liens, and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

Borrowing. A Fund will not purchase any security while borrowings (including reverse repurchase agreements) representing more than 5% of its total assets are outstanding.

Illiquid Securities. A Fund will not invest greater than 15% of its net assets in illiquid or restricted securities.

INVESTMENT MANAGEMENT

A.	General Information

Guardian Capital LP, a registered investment adviser located at Commerce Court West, 199 Bay Street, Suite 3100 P.O. Box 201, Toronto, Ontario M5L 1E8, serves as investment adviser to the Guardian Dividend Fund and the Guardian Global Equity Fund. Guardian Capital has served as investment adviser to the Guardian Dividend Fund since its inception. Guardian Capital was engaged as investment adviser of the Guardian Global Equity Fund effective January 28, 2022. Prior to January 28, 2022, Alta Capital Management, LLC served as investment adviser to the Guardian Global Equity Fund. Guardian Capital was founded in 1962 and is directly controlled by the Christodoulou 2004 Family Trust through its ownership interest in Minic Investments Limited, which in turn controls Guardian Capital Group Limited, which has a controlling ownership interest in Guardian Capital.

Effective January 28, 2022, Guardian Capital has delegated responsibility for the day-to-day management of the Guardian Global Equity Fund to GuardCap Asset Management Limited (U.K.), the Guardian Global Equity Fund’s Subadviser. GuardCap will also provide compliance related services to the Guardian Global Equity Fund. GuardCap is non-U.S. wholly-owned subsidiary of Guardian Capital domiciled in the United Kingdom and registered as an adviser with the SEC. Prior to January 28, 2022, GuardCap provided portfolio management, research and related services to the Guardian Global Equity Fund under the terms of a Participating Affiliate Memorandum of Understanding between Alta Capital and GuardCap.

Alta Capital Management, LLC, a registered investment adviser located at 6440 South Wasatch Boulevard, Suite 260, Salt Lake City, Utah 84121 serves as investment adviser to the Alta Fund. Founded in 1981, Alta Capital is a majority-owned U.S. domiciled subsidiary of Guardian Capital. Alta Capital has served as investment adviser to the Alta Fund since its inception. Alta Capital also previously served as the investment adviser to the Guardian Global Equity Fund from its inception until Guardian Capital assumed that responsibility on January 28, 2022.

22

B.	Investment Advisory Agreements and Subadvisory Agreement

Under the terms of the Investment Advisory Agreement with the Trust, Guardian Capital is primarily responsible for managing the Guardian Dividend Fund’s and Guardian Global Equity Fund’s investments and providing a continuous investment program for each Fund, subject to the supervision of the Board. The Guardian Dividend Fund and Guardian Global Equity Fund each pay Guardian Capital a fee computed and accrued daily and paid monthly at an annual rate of 0.75% and 0.80%, respectively, of average daily net assets of each Fund. The fee, if not waived, is assessed to each Fund class based on average daily net assets for the prior month.

Pursuant to the terms of Subadvisory Agreement between Guardian Capital and GuardCap with respect to the Guardian Global Equity Fund, Guardian Capital pays GuardCap an annual fee of 0.60% of its annual management fee of 0.80% of the Fund’s average daily net assets. GuardCap has agreed to contractually waive 0.20% from its 0.60% fee until assets of the Guardian Global Equity Fund reach $100 million.

Under the terms of its Investment Advisory Agreement with the Trust, Alta Capital is primarily responsible for managing the Alta Fund’s investments and providing a continuous investment program for the Alta Fund, subject to the supervision of the Board. The Alta Fund pays Alta Capital a fee computed and accrued daily and paid monthly at an annual rate of 0.75% of average daily net assets of the Fund. The fee, if not waived, is assessed to each Fund class based on average daily net assets for the prior month.

Guardian Capital has contractually agreed to waive its management fee and/or reimburse expenses so that total annual operating expenses for the Guardian Dividend Fund and Guardian Global Equity Fund (excluding (i) interest; (ii) taxes; (iii) brokerage fees and commissions; (iv) other extraordinary expenses not incurred in the ordinary course of the Fund’s business; (v) dividend expense on short sales; and (vi) indirect expenses such as acquired fund fees and expenses) do not exceed 0.95% and 0.99%, respectively, of each Fund’s average daily net assets through January 31, 2024 (the “Expense Limitation”).

Alta Capital has contractually agreed to waive its management fee and/or reimburse expenses so that total annual operating expenses for the Alta Fund (excluding (i) interest; (ii) taxes; (iii) brokerage fees and commissions; (iv) other extraordinary expenses not incurred in the ordinary course of the Fund’s business; (v) dividend expense on short sales; (vi) distribution and/or 12b-1 fees, and (vii) indirect expenses such as acquired fund fees and expenses) do not exceed 0.79% of the Alta Fund’s average daily net assets through January 31, 2024 (the “Expense Limitation”).

Each Expense Limitation is expected to roll over from year to year thereafter. During any fiscal year that the Investment Advisory Agreement between each Adviser and Trust is in effect, the Adviser may recoup the sum of all fees previously waived or expenses reimbursed, less any reimbursement previously paid, provided that the Adviser is only permitted to recoup fees or expenses within 36 months from the date the fee waiver or expense reimbursement first occurred and provided further that such recoupment can be achieved within the Expense Limitation Agreement currently in effect and the Expense Limitation Agreement in place when the waiver/reimbursement occurred. The Expense Limitation Agreement may not be terminated by either Adviser prior to its expiration date, but the Board may terminate such agreement at any time. The Expense Limitation Agreement terminates automatically upon the termination of the Advisory Agreement with the applicable Adviser.

For the fiscal year(s) ended as indicated, the fees for each Fund payable to the Advisers, the reductions attributable to the contractual fee waivers and the net fees paid (reimbursed) with respect to each Fund are detailed in the tables below.

23

Guardian Dividend Fund:

Fiscal Year Ended	Advisory Fees Accrued	Fee Waiver/ Expense Reimbursement	Advisory Fees Recouped	Advisory Fees Paid
September 30, 2022	$155,046	($147,961)	$0	$7,085
September 30, 2021(1)	$63,443	($70,281)	$0	$0
April 30, 2021	$129,166	($135,107)	$0	$0
April 30, 2020(2)	$118,068	($155,420)	$0	$0

(1)	The Guardian Dividend Fund changed its fiscal year to September 30th. Amounts reported represent the five-month period ended September 30, 2021.
(2)	For the period May 1, 2019 (commencement of operations) to April 30, 2020.

Guardian Global Equity Fund:

Fiscal Year/Period Ended	Advisory Fees Accrued	Fee Waiver/ Expense Reimbursement	Advisory Fees Recouped	Advisory Fees Paid
September 30, 2022	$243,203	($159,100)	$0	$84,103
September 30, 2021	$219,258	($149,026)	$0	$70,232
September 30, 2020(1)	$127,086	($131,996)	$0	$0

(1)	For the period December 19, 2019 (commencement of operations) to September 30, 2020.

Alta Fund:

Fiscal Year/Period Ended	Advisory Fees Accrued	Fee Waiver/ Expense Reimbursement	Advisory Fees Recouped	Advisory Fees Paid
September 30, 2022	$369,841	($192,184)	$0	$177,657
September 30, 2021	$354,180	($186,178)	$0	$168,002
September 30, 2020	$238,889	($163,191)	$0	$75,698

As of September 30, 2022, Guardian Capital may seek repayment of investment advisory fee waivers and expense reimbursements from the Guardian Dividend Fund in the amounts as follows:

Recoverable Through
April 30, 2023	$83,196
April 30, 2024	$135,107
September 30, 2024	$70,281
September 30, 2025	$147,961

As of September 30, 2022, Guardian Capital may seek repayment of investment advisory fee waivers and expense reimbursements from the Guardian Global Equity Fund in the amounts as follows:

Recoverable Through
September 30, 2025	$159,100

24

As of September 30, 2022, Alta Capital may seek repayment of investment advisory fee waivers and expense reimbursements from the Alta Fund in the amounts as follows:

Recoverable Through
September 30, 2023	$163,191
September 30, 2024	$186,178
September 30, 2025	$192,184

As a result of the termination of the Advisory Agreement between the Trust and Alta Capital with respect to the Guardian Global Equity Fund, previous investment advisory fee waivers and expense reimbursements made by Alta Capital on behalf of the Guardian Global Equity Fund are no longer recoverable.

The Investment Advisory Agreement between the Trust and Guardian Capital on behalf of the Guardian Dividend Fund was approved by the Board for an additional one-year term, including a majority of Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act, or interested parties to the agreement (collectively, the “Independent Trustees” and, each an “Independent Trustee”), at a meeting held on March 7, 2022. A discussion regarding the basis for the Board’s approval of the renewal of the investment advisory agreement for an additional one-year period with Guardian Capital on behalf of the Guardian Dividend Fund is included in the Fund’s annual report to shareholders for the fiscal year ended September 30, 2022.

The Investment Advisory Agreement between the Trust and Guardian Capital, and the Subadvisory Agreement between Guardian Capital and GuardCap, on behalf of the Guardian Global Equity Fund was approved by the Board, including a majority of Independent Trustees, at a meeting held on June 16 and 17, 2021. That approval was subject to the approval of Fund shareholders, which was obtained at a special meeting of shareholders held on October 14, 2021. A discussion of the factors that the Board considered in approving the Investment Advisory Agreement and Subadvisory Agreement, respectively, is included in the Guardian Global Equity Fund’s annual report to shareholders for the fiscal period ended September 30, 2021.

The renewal for an additional one-year period of the Investment Advisory Agreement between the Trust and Alta Capital on behalf of the Alta Fund was approved by the Board, including a majority of the Independent Trustees, at a meeting held on March 7, 2022. A discussion of the factors that the Board considered in approving the renewal of the Investment Advisory Agreement is included in the Alta Fund’s annual report to shareholders for the fiscal year ended September 30, 2022.

C.	Payments to Financial Institutions

The Advisers may pay certain financial institutions (which may include banks, broker-dealers and other industry professionals) a fee for providing distribution related services and/or for performing certain administrative servicing functions for Fund shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation. These financial institutions may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of these services will be lower than to those shareholders who do not. The Funds may from time to time purchase securities issued by financial institutions that provide such services; however, in selecting investments for the Funds, no preference will be shown for such securities.

D.	The Portfolio Managers

Other Accounts Managed By Portfolio Managers. The table below identifies the number of accounts managed (excluding the Funds) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles and other accounts. The Portfolio Managers do not manage any other registered investment companies or any accounts with performance-based advisory fees. Information in the table is shown as of September 30, 2022. Asset amounts are approximate and have been rounded.

25

Team Member	Registered Investment Companies		Pooled Investment Vehicles		Other Accounts
	Number	Market Value	Number	Market Value	Number	Market Value
Srikanth Iyer(1)	0	$0	15	$341 million	60	$2.14 billion
Fiona Wilson(1)	0	$0	15	$341 million	60	$2.14 billion
Michael Boyd(2)	0	$0	11	$2.95 billion	43	$7.58 billion
Giles Warren(2)	0	$0	11	$2.95 billion	43	$7.58 billion
Melanie Peche(3)	0	$0	5	$52.2 million	1,399	$2.64 billion
Michael O. Tempest(3)	0	$0	5	$52.2 million	1,399	$2.64 billion
Tyler A. Partridge(3)	0	$0	5	$52.2 million	1,399	$2.64 billion
Casey D. Nelsen(3)	0	$0	5	$52.2 million	1,399	$2.64 billion

(1)	Mr. Iyer and Ms. Wilson jointly manage the referenced Other Pooled Vehicles and Other Accounts on behalf of Guardian Capital.
(2)	Mr. Boyd and Mr. Warren jointly manage the referenced Other Pooled Vehicles and Other Accounts on behalf of GuardCap.
(3)	Ms. Peche, Mr. Tempest, Mr. Partridge and Mr. Nelsen jointly manage the referenced Other Pooled Vehicles and Other Accounts on behalf of Alta Capital.

Compensation. The portfolio managers of Guardian Capital are compensated with a fixed salary and a discretionary bonus. Each individual’s discretionary bonus is compared against a weighting of the firm’s asset class results, which incentivizes a team interest in all strategies within their respective asset class. The portfolio managers may also be eligible for share compensation from Guardian Capital’s parent company, Guardian Capital Group Limited.

The compensation of the Portfolio Managers of GuardCap is made up of two components: a base salary and an incentive compensation bonus (“ICB”). The base salary is reviewed every year and adjustments are made to ensure the salary remains competitive. It is expected that the bulk of each individual’s compensation consists of ICB disbursements. This component is determined in proportion to the total revenues generated by the Fundamental Global Equity team of GuardCap and results in a bonus pool for the team. Individual allocations from that bonus pool are determined by the team leader and are subject to confirmation by the Guardian Capital Group Limited’s Chief Executive Officer and the Global Chief Investment Officer of Guardian Capital LP. Guardian Capital Group Limited, a publicly traded company on the Toronto Stock Exchange, is the parent company of Guardian Capital LP. GuardCap and Alta Capital are each subsidiaries of Guardian Capital LP. Beyond a certain threshold, ICB disbursements become payable over two years and are subject to vesting rules.

The portfolio managers of Alta Capital are compensated with a fixed salary, a variable equity distribution based on ownership percentage and a discretionary bonus. They are each principals of Alta Capital Management, LLC, and therefore share in Alta Capital’s profits. A significant portion of their annual compensation is directly tied to the overall success of the firm through income distributions. This model incents all senior members of the team to provide top performance in their role as their individual contribution helps the success of the overall firm.

26

Ownership of Fund Shares. As of September 30, 2022, each member of the portfolio management team beneficially owned shares of the Funds as summarized in the following table:

Dollar Range of Beneficial Ownership in the Funds as of September 30, 2022
Fund/Strategy Team Member	Guardian Dividend Fund	Guardian Global Equity Fund	Alta Fund
Srikanth Iyer	None	None	None
Fiona Wilson	None	None	None
Michael Boyd	None	None	None
Giles Warren	None	None	None
Melanie Peche	None	None	None
Michael O. Tempest	None	None	None
Tyler A. Partridge	None	None	None
Casey D. Nelsen	None	None	None

Potential Conflicts of Interest. As a general matter, certain actual or apparent conflicts of interest may arise in connection with a portfolio manager’s management of a Fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, the management of multiple accounts may result in portfolio manager devoting unequal time and attention to the management of each account. Although the Advisers and the Subadviser do not track the time a Portfolio Manager spends on a single portfolio, they do periodically assess whether the Portfolio Manager has adequate time and resources to effectively manage all of the accounts for which he or she is responsible. Moreover, variances in advisory fees charged from account to account may create an incentive for the Portfolio Manager to devote more attention to those accounts that pay higher advisory fees. It is also possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another.

While the Advisers and the Subadviser do not anticipate any conflicts between each Fund’s investments and other accounts that they manage, in particular due to the fact that the clear majority of investments in all such accounts are highly liquid with ample trading volume which will not restrict freedom of movement in such accounts, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include those relating to selection of brokers or dealers to execute portfolio trades and/or specific uses of commissions from portfolio trades (for example, research, or “soft dollars”).

The Advisers and the Subadviser have each adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which they believe address the conflicts associated with managing multiple accounts for multiple clients.

TRUSTEES AND OFFICERS

A.	General Information

The Board supervises the business activities of the Trust and is responsible for protecting the interests of shareholders. The Chairman of the Board is Walter B. Grimm, who is an Independent Trustee of the Trust.

Each Trustee serves as a Trustee for the lifetime of the Trust or until the earlier of his or her required retirement as a Trustee as of December 31 of the year that he or she turns, age 78, death, resignation, or removal. At the invitation of the Board, a Trustee may serve as an Emeritus Trustee for no more than 2 years after December 31 of the year that he or she turns 78, subject to such terms as the Board may specify, including with respect to compensation. Officers are re-elected annually by the Board. The address of each Trustee and Officer is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

As of the date of this SAI, the Trustees oversee the operations of 14 series.

27

Interested Trustee Background. The following table provides information regarding the Interested Trustee.

Name, Address, (Age), Position with Trust, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
David James* Birth Year: 1970 TRUSTEE Began Serving: March 2021

Principal Occupation(s): Executive Vice President and Chief Legal and Risk Officer of Ultimus Fund Solutions, LLC (2018 to present); Board Member, Northern Lights Distributors, LLC (February 2019 to present); and Board Member, Ultimus Fund Distributors, LLC (February 2019 to present).

Previous Position(s): Managing Director and Senior Managing Counsel, State Street Bank and Trust Company (2009 to 2018).

*	Mr. James is considered an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act because of his relationship with the Trust’s administrator, transfer agent, and distributors.

Independent Trustee Background. The following table provides information regarding the Independent Trustees.

Name, Address, (Age), Position with Trust, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Walter B. Grimm Birth Year: 1945 Trustee and chair Began Serving: November 2013

Principal Occupations(s): President, Leigh Management Group, LLC (consulting firm) (October 2005 to present); President, Leigh Investments, Inc. (1988 to present); and Board member, Boys & Girls Club of Coachella (2018 to present).

Lori Kaiser Birth Year: 1963 TRUSTEE Began Serving: July 2018	Principal Occupations(s): Founder and CEO, Kaiser Consulting since 1992.

Janet Smith-Meeks Birth Year: 1955 TRUSTEE Began Serving: July 2018

Principal Occupations(s): Co-Founder and CEO, Healthcare Alignment Advisors, LLC (consulting company) since August 2015.

Previous Position(s): President and Chief Operating Officer, Mount Carmel St. Ann’s Hospital (2006 to 2015).

Mary Madick Birth Year: 1958 Trustee Began Serving: November 2013

Principal Occupations(s): President, US Health Holdings, a division of Ascension Insurance (2020 to present).

Previous Position(s): President (2019 to 2020) and Chief Operating Officer (2018 to 2019), Dignity Health Managed Services Organization; Chief Operating Officer, Pennsylvania Health and Wellness (fully owned subsidiary of Centene Corporation) (2016 to 2018); Vice President, Gateway Heath (2015 to 2016).

**	Mr. John C. Davis, Independent Trustee, passed away on September 15, 2021. The Board of the Trust, on behalf of shareholders, wishes to acknowledge the contributions of Mr. Davis and expresses their thanks and gratitude for his years of service to the Trust.**

28

Officers. The following table provides information regarding the Officers.

Name, Address, (Age), Position with Trust, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Officer Positions
Matthew J. Miller Birth Year: 1976 PRESIDENT and CHIEF EXECUTIVE OFFICER Began Serving: September 2013 (as VP); September 2018 (as President)

Principal Occupation(s): Vice President, Relationship Management, Ultimus Fund Solutions, LLC (December 2015 to present).

Previous Position(s): Vice President, Capitol Series Trust (September 2013 to March 2017); Chief Executive Officer and President, Capitol Series Trust (March 2017 to March 2018); Secretary, Capitol Series Trust (March 2018 to September 2018).

Zachary P. Richmond Birth Year: 1980 TREASURER AND CHIEF FINANCIAL OFFICER Began Serving: August 2014

Principal Occupation(s): Vice President, Director of Financial Administration for Ultimus Fund Solutions, LLC (February 2019 to present).

Previous Position(s): Assistant Vice President, Associate Director of Financial Administration for Ultimus Fund Solutions, LLC (December 2015 to February 2019).

Martin R. Dean Birth Year: 1963 CHIEF COMPLIANCE OFFICER Began Serving: May 2019	Principal Occupation(s): Senior Vice President, Head of Fund Compliance, Ultimus Fund Solutions, LLC (since January 2016).

Paul Leone Birth Year: 1963 SECRETARY Began Serving: June 2021

Principal Occupation(s): Vice President and Senior Counsel, Ultimus Fund Solutions, LLC (2020 to present).

Previous Position(s): Managing Director, Leone Law Office, P.C. (2019 to 2020); and served in the roles of Senior Counsel – Distribution and Senior Counsel - Compliance, Empower Retirement/Great-West Life & Annuity Ins. Co. (2015 to 2019).

Stephen L. Preston Birth Year: 1966 ANTI-MONEY LAUNDERING OFFICER Began Serving: December 2016

Principal Occupation(s): Chief Compliance Officer, Ultimus Fund Distributors, LLC (June 2011 to present).

Previous Position(s): Chief Compliance Officer, Ultimus Fund Solutions, LLC (June 2011 to August 2019).

B.	Qualifications of the Trustees

In addition to the information provided above, below is a summary of the specific experience, qualifications, attributes or skills of each Trustee and the reason why he or she was selected to serve as Trustee:

Mr. Walter B. Grimm – Mr. Grimm has over 20 years of experience in the financial services industry, including as a trustee of other mutual funds and as the head of Client Services and Relationship Management areas for a mutual fund servicing company. He was selected to serve as a Trustee of the Trust based primarily on his extensive knowledge of mutual fund operations. Mr. Grimm has been a Trustee since November 2013 and began serving as Chair of the Board in March 2018.

Mr. David James – Mr. James currently serves as Executive Vice President and Chief Legal and Risk Officer of Ultimus. Mr. James has over 25 years of experience in the mutual fund servicing industry. He has been a Trustee since March 2021. Before joining Ultimus in 2018, Mr. James served as the Department Head of State Street Bank and Trust Company’s Fund Administration Legal Department, a group of over 54 attorneys and paralegals that provided legal regulatory services to over 60 mutual fund complexes. Mr. James spent 15 years at State Street, and prior to that role, he worked in the legal departments for Fidelity Investments and PNC Global Investment Servicing

29

(US), Inc. Before entering the financial services industry in 1997, Mr. James began his legal career as a trial attorney in Boston. Mr. James serves on (i) ICI’s Chief Risk Officer Committee, (ii) NICSA’s Legal and Regulatory Committee, and (iii) NICSA’s Compliance and Risk Committee. He has also served on industry panels for BoardIQ, Independent Directors Council of the ICI, NICSA, State Street, and Boston Financial Data Services. Mr. James holds law degree from Ohio Northern University Pettit College of Law (1995). He also holds a Bachelor of Science in Political Science from East Tennessee State University (1993). He is a member of the Massachusetts and New York Bars and maintains active Ohio Corporate Counsel Status.

Ms. Lori Kaiser - Ms. Kaiser is the CEO of Kaiser Consulting, an international professional services firm that she founded in 1992, which specializes in accounting, finance, and IT consulting. She is a Certified Public Accountant and a Chartered Global Management Accountant, with over 20-years’ experience serving the needs of auto/auto-parts manufacturers and various other industries, including financial, communications, not-for-profits, mutual funds, and insurance. She advises executive management on issues of risk identification and mitigation, mergers, acquisitions, and integrations. Prior to Kaiser Consulting, Ms. Kaiser was the Chief Financial Officer at Lowestpremium.com, an online insurance aggregator enabling users to search for the lowest auto insurance rates. Earlier in her career, Ms. Kaiser served as Corporate Controller for Nationwide Communications, Inc., the media subsidiary of Nationwide Insurance Company, and she began her career in the audit practice of KPMG, LLP in Columbus, Ohio.

Ms. Kaiser has board and community service experience with a variety of organizations. She is a Board member of the Business Advisory Council at Miami University’s Farmer School of Business. Ms. Kaiser also serves on the Board of Trustees and is Chair for the Ohio Society of Certified Public Accountants. She also serves on the Board of National Church residences, the nation’s largest not-for-profit provider of affordable senior housing, and is on its Finance and Audit Committee. She also serves on the Board of Trustees for Franklin University and is also an Audit Committee member. As a member of the Executive Board of the Columbus Chamber of Commerce, she chairs its Small Business Council. She is also on the Governing Council of the AICPA. Ms. Kaiser completed a three-year term on the Board of Directors of the National Association of Women Business Owners, where she also served as Treasurer and as a member of the Executive Committee. Ms. Kaiser was selected to serve as a Trustee as a result of her board and executive level leadership experience, as well as her extensive financial, IT and risk management experience. Ms. Kaiser has been a Trustee since July 2018. Ms. Kaiser earned an MBA with honors from the University of Chicago and received a BS from Miami University, graduating cum laude. In addition, she is an adjunct professor in the MBA Program at Ohio State University Fisher School of Business. Ms. Kaiser also serves as Chair of the Trust’s Audit Committee and has been designated as an “audit committee financial expert” to the Trust’s Audit Committee, as that designation is defined by SEC rules.

Ms. Janet S. Meeks - Ms. Meeks has 43 years of experience in the healthcare and financial services industries. Ms. Meeks founded Healthcare Alignment Advisers, LLC in 2015, a consulting company located in Westerville, Ohio, that provides advice to healthcare executives with respect to, among other things, strategy development and implementation and currently serves as the Chief Executive Officer. Ms. Meeks previously served for nine years as President and Chief Operating Officer of Mount Carmel St. Ann’s Hospital (MCSA), a regional medical center located in Westerville, Ohio, and currently ranked among the Top 100 hospitals nationally. She served in executive roles for four nationally known healthcare systems, including Trinity Health and Vanderbilt University Medical Center. Before entering the healthcare sector, Ms. Meeks worked in the financial services industry for Bank of Mississippi.

As an experienced corporate director, Ms. Meeks currently serves on the Board of Directors of National Church Residences, where she also serves on the Executive Committee, the Healthcare Quality Committee and as Chairperson of the Affordable Housing Subsidiary Committee, which oversees 300 properties nationally. Ms. Meeks also serves on the Advisory Board of LeaderStat, a national healthcare staffing, consulting and executive search organization. She has also served on the Governance Committee and Human Resources/Executive Compensation Committee of that organization. Ms. Meeks has served as a faculty member of the AHA Society for Healthcare Planning and Marketing National Conferences, the Healthcare Strategy Institute National Conferences, and as an Instructor for the University of Mississippi School of Business Administration. Ms. Meeks has published extensively and is an accomplished national speaker. Ms. Meeks was selected to serve as a Trustee as a result of her board and executive level leadership experience and her extensive financial industry, marketing, and strategy expertise. Ms. Meeks has been a Trustee since July 2018 and serves as Chair of the Valuation Committee. Ms. Meeks is a two-time graduate of the University of Mississippi, where she received an undergraduate degree in banking and finance and an MBA in finance.

30

Ms. Mary Madick – Ms. Madick has over 25 years of experience in customer service, processing operations, and systems implementation experience both in the managed care and financial services arenas. Prior to work in the managed care arena, Ms. Madick served as the Vice President in charge of Business Applications for a large mutual fund company and as a Senior Vice President of Transfer Agency Operations for a mutual fund services provider. She was selected to serve as a Trustee of the Trust based primarily on her significant corporate experience as well as her operational knowledge of mutual fund operations. Ms. Madick has been a Trustee since November 2013. Ms. Madick also serves as Chair of the Nominating Committee.

C.	Risk Management

The overall management and affairs of the Trust are supervised by the Board. The Board consists of five individuals. The Trustees are fiduciaries and are governed by the laws of the State of Ohio in this regard. The Board establishes policies for the operation of the Trust and appoints the officers who conduct the daily business of the Trust. The Board provides oversight over the management and operations of the Trust. The day-to-day responsibility for the management and operation of the Trust is the responsibility of various officers and service providers to the Trust and its individual series, such as the Advisers and Subadviser, Distributor, Administrator, Custodian, and Transfer Agent, each of whom is discussed in greater detail in this SAI. The Board approves all significant agreements between the Trust and its service providers, including the agreements with the Advisers, Distributor, Administrator, Custodian, and Transfer Agent. The Board has appointed various individuals of certain of these service providers as officers of the Trust, with responsibility to monitor and report to the Board on the Trust’s day-to-day operations. In all cases, the role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Trust and its oversight role does not make the Board a guarantor of the Trust’s investments, operations or activities.

The Board has structured itself in a manner that it believes allows it to effectively perform its oversight function. The Board is comprised of four Independent Trustees – Mr. Walter Grimm, Ms. Lori Kaiser, Ms. Janet S. Meeks and Ms. Mary Madick – and one Interested Trustee – Mr. David James. Accordingly, four-fifths of the members of the Board are Independent Trustees and are not affiliated with any investment adviser to the Trust or their respective affiliates or other service providers to the Trust or any Trust series. The Board has established three standing committees, an Audit Committee, a Nominating Committee, and a Valuation Committee, which are discussed in greater detail below. Each of the Audit Committee and Nominating Committee is comprised entirely of Independent Trustees. The Valuation Committee is comprised of all of the Trustees of the Trust, including the Independent Trustees, plus the Trust’s President/Principal Executive Officer and its Treasurer/Principal Financial Officer. Non-Trustee members of the Valuation Committee serve as non-voting members.

As part of its efforts to oversee risk management associated with the Trust, the Board has established the Audit Committee, the Nominating Committee and the Valuation Committee as described below:

●	The Audit Committee consists of all of the Independent Trustees. The Audit Committee is responsible for overseeing the Trust’s accounting and financial reporting policies and practices, internal controls and, as appropriate, the internal controls of certain service providers; overseeing the quality and objectivity of financial statements and the independent audits of the financial statements; and acting as a liaison between the independent auditors and the full Board.

●	The Nominating Committee consists of all of the Independent Trustees. The Nominating Committee is responsible for identifying and nominating Trustee candidates to the full Board. The Nominating Committee will consider nominees recommended by shareholders. Recommendations should be submitted to the Nominating Committee in care of the Trust.

●	The Valuation Committee consists of all of the Trustees plus the Trust’s President/Principal Executive Officer and its Treasurer/Principal Financial Officer. Non-Trustee members of the Valuation Committee serve as non-voting members. The Valuation Committee is responsible for reviewing or approving fair valuation determinations pursuant to the Trust’s Portfolio Valuation Procedures. As part of its function, the Valuation Committee considers all fair value pricing methodologies proposed by the Valuation Designees and approves such methodologies, and any amendments thereto.

31

The Audit Committee generally meets at least annually. The Audit Committee reviews reports provided by administrative service providers, legal counsel and independent accountants. The Nominating Committee and Valuation Committee meet as needed. The Committees report directly to the Board. For the year ended September 30, 2022, the Audit Committee met six times, four of which involved matters specifically relating to the Funds. For the year ended September 30, 2022, the Nominating Committee did not meet and the Valuation Committee met four times. The inclusion of all Independent Trustees as members of the Audit Committee, Nominating Committee and Valuation Committee allows all such Trustees to participate in the full range of the Board’s oversight duties, including oversight of risk management processes.

The Independent Trustees have engaged their own independent legal counsel to provide advice on regulatory, compliance and other topics. In addition, the Board has engaged on behalf of the Trust a full-time Chief Compliance Officer (“CCO”) who is responsible for overseeing compliance risks. The CCO reports to the Board at least quarterly any material compliance items that have arisen, and on an annual basis provides to the Board a comprehensive compliance report outlining the effectiveness of compliance policies and procedures of the Trust and its service providers. As part of the CCO’s risk oversight function, the CCO seeks to understand the risks inherent in the operations of the Trust’s series and their advisers and sub-advisers. Periodically the CCO provides reports to the Board that:

●	Assess the quality of the information the CCO receives from internal and external sources;

●	Assess how Trust personnel monitor and evaluate risks;

●	Assess the quality of the Trust’s risk management procedures and the effectiveness of the Trust’s organizational structure in implementing those procedures;

●	Consider feedback from and provide feedback regarding critical risk issues to administrative and advisory personnel responsible for implementing risk management programs; and

●	Consider economic, industry, and regulatory developments, and recommend changes to the Trust’s compliance programs as necessary to meet new regulations or industry developments.

The Trustees meet on a quarterly basis, typically for 1-2 days of meetings. Trustees also participate in special meetings and conference calls as needed. In addition to Board meetings, Trustees may participate in teleconferences to review and discuss 15(c) materials, and to interview advisers and sub-advisers whose contracts are up for renewal at the next regularly scheduled Board meeting. Legal counsel to the Trust provides quarterly reports to the Board regarding regulatory developments. On a quarterly basis, the Trustees review and discuss some or all of the following compliance and risk management reports relating to the series of the Trust:

●	Fund Performance/Morningstar Report/Portfolio Manager’s Commentary

●	Code of Ethics review

●	NAV Errors, if any

●	Distributor Compliance Reports

●	Timeliness of SEC Filings

●	Dividends and other Distributions

●	List of Brokers, Brokerage Commissions Paid and Average Commission Rate

32

●	Review of 12b-1 Payments

●	Multiple Class Expense Reports

●	Anti-Money Laundering/Customer Identification Reports

●	Administrator and CCO Compliance Reports

●	Market Timing Reports

From time to time, one or more members of the Board may also meet with Trust officers in less formal settings, between formal Board meetings to discuss various topics.

The Board has not adopted a formal diversity policy. When soliciting future nominees for Trustee, the Nominating Committee will make efforts to identify and solicit qualified minorities and women.

The Board reviews its structure regularly in light of the characteristics and circumstances of the Trust, including the number of funds that comprise the Trust; the variety of asset classes that those funds reflect; the net assets of the Trust; and the distribution arrangements of the funds. At least annually, the Trustees conduct an assessment of the Board’s and their individual effectiveness in overseeing the Trust. Based upon its assessment, the Board determines whether additional risk assessment or monitoring processes are required with respect to the Trust or any of its service providers.

Based on the qualifications of each of the Trust’s Trustees and officers, the risk management practices adopted by the Board, including a regular review of several compliance and operational reports, and the committee structure adopted by the Board, the Trust believes that its leadership is appropriate.

D.	Trustee Ownership of Shares of the Funds and of the Fund Complex

The following table provides information regarding shares of the Funds and other portfolios of the Trust owned by each Trustee as of December 31, 2022.

Trustee	Dollar Range of the Guardian Dividend Fund’s Shares	Dollar Range of the Guardian Global Equity Fund’s Shares	Dollar Range of the Alta Fund’s Shares	Aggregate Dollar Range of Shares of All Series Within the Trust(1)
Interested Trustee
David James	None	None	None	$1 - $10,000
Independent Trustees
Walter B. Grimm	$1 - $10,000	$1 - $10,000	$10,001 - $50,000	$50,001 - $100,000
Lori Kaiser	None	None	None	None
Janet Smith Meeks	None	None	None	None
Mary Madick	None	None	None	None

(1)	The Trust currently consists of 14 series.

33

Set forth below is the annual compensation paid to the Independent Trustees and by the Trust on an aggregate basis. No Interested Trustee or officer receives compensation from the Trust although all Trustee and officer travel expenses incurred to attend Board and committee meetings are reimbursed. Trustees’ fees and Trustee and officer reimbursable travel expenses are Trust expenses and each Fund incurs its share of such expenses, which are allocated among the Funds in such manner as the Trustees determine to be fair and equitable. None of the Trustees receive pension or retirement benefits for his or her services to the Trust.

Trustee	Compensation from the Guardian Dividend Fund	Compensation from the Guardian Global Equity Fund	Compensation from the Guardian Global Equity Fund	Total Compensation From Trust
Interested Trustee
David James	None	None	None	None

Trustee	Compensation from the Guardian Dividend Fund	Compensation from the Guardian Global Equity Fund	Compensation from the Guardian Global Equity Fund	2022 Total Compensation From Trust
Independent Trustees
Walter B. Grimm*	$3,518	$3,518	$3,518	$49,500
Lori Kaiser*	$3,518	$3,518	$3,518	$49,500
Janet Smith-Meeks*	$3,518	$3,518	$3,518	$49,500
Mary Madick*	$3,518	$3,518	$3,518	$49,500

*	Annual compensation for 2022

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of January 9, 2023, the Trustees and officers of the Trust in the aggregate owned less than 1% of the outstanding shares of the Fund and each Fund class.

As of January 9, 2023, certain shareholders of record owned 5% or more of the Institutional Share class. These shareholders and any shareholder known by the Fund to own 5% or more of the Fund class are listed in the table below. Unless otherwise indicated below, the Trust has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially by any particular investor.

5% Shareholders – Institutional Shares
Guardian Capital Dividend Growth Fund
Name and Address	Shares	% of Class
Alexandria Bancorp Limited P.O. Box 2428 Georgetown Grand Cayman KY 1-1105 Cayman Islands	1,584,574.7270	99.97%

34

Guardian Capital Fundamental Global Equity Fund
Name and Address	Shares	% of Class
Alexandria Bancorp Limited P.O. Box 2428 Georgetown, KY 1-1105 Cayman Islands	2,079,540.0810	32.01%
National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	1,083,596.5950	16.68%
National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	2,438,092.3400	37.53%

Alta Quality Growth Fund
Name and Address	Shares	% of Class
Alexandria Bancorp Limited P.O. Box 2428 Georgetown, KY 1-1105 Cayman Islands	2,220,079.9510	66.61%
Charles Schwab & Co Inc Special Custody A/C FBO Customers Attn Mutual Funds 211 Main Street San Francisco, CA 94105	335,525.0570	10.07%
Charles Schwab & Co Inc Special Custody A/C FBO Customers Attn Mutual Funds 211 Main Street San Francisco, CA 94105	232,544.7930	6.98%
National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	253,572.6800	7.61%

From time to time, certain shareholders may own a large percentage of the shares of the Fund. Accordingly, those shareholders may be able to greatly affect (if not determine) the outcome of a shareholder vote. As of January 9, 2023, shareholders that may be deemed to control the Fund are listed in the table below. “Control” for this purpose is the ownership of more than 25% or more of the Fund’s voting securities. The beneficial ownership, either directly or indirectly, of 25% or more of the voting securities of the Fund creates a presumption of control of the Fund, under Section 2(a) (9) of the 1940 Act. A controlling shareholder could control the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund’s fundamental policies or the terms of the management agreement with the Adviser.

Guardian Capital Dividend Growth Fund
Name and Address	Shares	% of Fund
Alexandria Bancorp Limited P.O. Box 2428 Georgetown Grand Cayman KY 1-1105	1,584,574.7270	99.97%

35

Guardian Capital Fundamental Global Equity Fund
Name and Address	Shares	% of Fund
Alexandria Bancorp Limited P.O. Box 2428 Georgetown, KY 1-1105 Cayman Islands	2,079,540.0810	32.01%
National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	2,438,092.3400	37.53%

Alta Quality Growth Fund
Name and Address	Shares	% of Fund
Alexandria Bancorp Limited P.O. Box 2428 Georgetown, KY 1-1105 Cayman Islands	2,220,079.9510	66.61%

PORTFOLIO TURNOVER

Each Fund’s portfolio turnover rate is calculated by dividing the lesser of long-term purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. Although a Fund’s annual portfolio turnover rate cannot be accurately predicted, the Guardian Capital anticipates that the Guardian Dividend Fund’s portfolio turnover rate normally will be 100% or less and the Guardian Global Equity Fund’s portfolio turnover rate normally will be 25% or less. Alta Capital anticipates that the Alta Fund’s portfolio turnover rate normally will be 25% or less. A 100% turnover rate would occur if all of a Fund’s portfolio securities were replaced once within a one-year period. High turnover involves correspondingly greater commission expenses and transaction costs, which will be borne directly by the Funds, and may result in the Funds recognizing greater amounts of income and capital gains, which would increase the amount of income and capital gains which the Funds must distribute to shareholders in order to maintain its status as a regulated investment company and to avoid the imposition of federal income or excise taxes (see “Taxes”).

The Funds do not intend to use short-term trading as a primary means of achieving its investment objectives. Generally, the Funds intend to invest for long-term purposes. However, the rate of portfolio turnover will depend upon market and other conditions, and it will not be a limiting factor when the Advisers and/or the Subadviser believe that portfolio changes are appropriate.

Each Fund’s portfolio turnover rate for the previous three fiscal years is provided in the table immediately below, as applicable. As the Guardian Dividend Fund changed its fiscal year end to September 30th in 2021, portfolio turnover for prior fiscal years presented for the Fund reflects the fiscal year ended April 30th.

	Fiscal Period Ended
Fund	September 30, 2022	September 30, 2021		April 30, 2021	September 30, 2020		April 30, 2020
Guardian Dividend Fund	25%	6	%(1)	47%	N/A		29	%(2)
Guardian Global Equity Fund	4%	14%		N/A	10	%(3)	N/A
Alta Fund	19%	16%		N/A	26%		N/A

(1)	Represents the five-month period ended September 30, 2021.
(2)	For the fiscal period May 1, 2019 (commencement of operations) to April 30, 2020.
(3)	For the fiscal period December 19, 2019 (commencement of operations) to September 30, 2020.

36

ANTI-MONEY LAUNDERING COMPLIANCE PROGRAM

Customer identification and verification is part of the Funds’ overall obligation to prevent money laundering under federal law. The Trust has, on behalf of the Funds, adopted an anti-money laundering compliance program designed to prevent the Funds from being used for money laundering or financing of terrorist activities (the “AML Compliance Program”). The Trust has delegated the responsibility to implement the AML Compliance Program to the Funds’ transfer agent, Ultimus Fund Solutions, LLC, subject to oversight by the CCO and, ultimately, by the Board.

When you open an account with a Fund, the transfer agent will request that you provide your name, physical address, date of birth, Social Security number or tax identification number. You may also be asked for other information that, in the transfer agent’s discretion, will allow the Funds to verify your identity. Entities are also required to provide additional documentation. This information will be verified to confirm the identity of all persons opening an account with the Funds. The Funds reserve the right to (1) refuse, cancel or rescind any purchase order, (2) freeze any account and/or suspend account activities, or (3) involuntarily redeem your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken upon authorization of the Trust’s anti-money laundering officer if they are deemed to be in the best interest of a Fund, or in cases where a Fund is requested or compelled to do so by governmental or law enforcement authority.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to policies established by the Board, the Advisers and Subadviser are each responsible for portfolio decisions for their respective Fund(s) and for placing each Fund’s portfolio transactions. In placing portfolio transactions, the Advisers and Subadviser each seek the best qualitative execution for each Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Advisers and Subadviser generally seek favorable prices and commission rates that are reasonable in relation to the benefits received.

The Advisers and the Subadviser are each specifically authorized to select brokers or dealers to provide brokerage and research services to each Fund and/or the other accounts over which it exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if it determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction, or an Adviser’s or Subadviser’s overall responsibilities with respect to a Fund and to other accounts over which it exercises investment discretion.

Research services include securities and economic analyses, statistical services, and information with respect to the availability of securities or purchasers or sellers of securities and analyses of reports concerning performance of accounts. The research services and other information furnished by brokers through whom each Fund effects securities transactions may also be used by the respective Adviser or Subadviser in servicing all of its accounts. Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Advisers and the Subadviser in connection with their services to the Funds.

Purchases and sales of equity securities traded on an exchange are typically executed through broker-dealers that charge a commission. Commission rates are negotiable. Over-the-counter equity transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter, or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and ask prices.

The following brokerage commissions were paid by the Funds for the fiscal years ended as indicated in the table immediately below. As the Guardian Dividend Fund changed its fiscal year end to September 30th in 2021, brokerage commissions for prior fiscal years presented for the Fund reflects the fiscal year ended April 30th.

37

	Brokerage Commissions Paid for the Fiscal Period Ended
Fund	September 30, 2022	September 30, 2021		April 30, 2021	September 30, 2020		April 30, 2020
Guardian Dividend Fund	$1,731	$411	(1)	$6,086	N/A		$6,537	(2)
Guardian Global Equity Fund	1,198	$1,425		N/A	$4,805	(3)	N/A
Alta Fund	$3,160	$2,679		N/A	$5,711		N/A

(1)	Represents the five-month period ended September 30, 2021.
(2)	For the fiscal period May 1, 2019 (commencement of operations) to April 30, 2020.
(3)	For the fiscal period December 19, 2019 (commencement of operations) to September 30, 2020.

As of September 30, 2022, the Funds do not own securities of regular broker/dealers and the Funds have not paid any commissions to affiliates.

CODE OF ETHICS

The Trust, the Advisers, the Subadviser and the Distributor have each adopted a Code of Ethics (the “Codes”) pursuant to Rule 17j-1 of the 1940 Act and each Adviser’s and the Subadviser’s Code of Ethics also conforms to Rule 204A-1 under the Investment Advisers Act of 1940, as amended. The personnel subject to the Codes are permitted to invest in securities, including securities that may be purchased or held by the Funds. You may obtain copies of the Codes from the Trust, free of charge, by calling Shareholder Services at 1-800-957-0681.

DISCLOSURE OF PORTFOLIO HOLDINGS

Each Fund is required to include a schedule of portfolio holdings in its annual and semi-annual reports to shareholders, which are sent to shareholders within 60 days of the end of the second and fourth fiscal quarters and filed with the SEC on Form N-CSR within 70 days of the end of the second and fourth fiscal quarters. The Funds also are required to file a schedule of portfolio holdings with the SEC as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters. The Funds must provide a copy of the complete schedule of portfolio holdings as filed with the SEC to any shareholder of a Fund, upon request, free of charge. Each Fund may also post its top ten portfolio positions as well as certain other portfolio characteristics such as sector or geographic weightings as of the end of each fiscal quarter on its website at www.guardiancapitalfunds.com within 30 days of that quarter end. The Funds release portfolio holdings to third-party servicing agents on a daily basis in order for those parties to perform their duties on behalf of the Funds. These third-party servicing agents include the Advisers, Subadviser, Distributor, Transfer Agent, Fund Accountant, Administrator, and Custodian. The Funds also may disclose portfolio holdings, as needed, to auditors, legal counsel, proxy voting services (if applicable), printers, pricing services, parties to merger and reorganization agreements with the Funds and their agents, and prospective or newly hired third party servicing agents, including the Advisers. The lag between the date of the information and the date on which the information is disclosed will vary based on the identity of the party to whom the information is disclosed. For instance, the information may be provided to auditors within days of the end of an annual period, while the information may be given to legal counsel or prospective third-party servicing agents without any time lag. This information is disclosed to all such third parties under conditions of confidentiality. “Conditions of confidentiality” include (1) confidentiality clauses in written agreements, (2) confidentiality implied by the nature of the relationship (e.g., attorney-client relationship), (3) confidentiality required by fiduciary or regulatory principles (e.g., custody relationships), or (4) understandings or expectations between the parties that the information will be kept confidential. Third party servicing agents generally are subject to an independent obligation not to trade on confidential information under their code of ethics and/or as a result of common law precedents; however, the Trust does not require an independent confirmation from the third parties that they will not trade on the confidential information.

Additionally, the Funds may enter into ongoing arrangements to release portfolio holdings to Morningstar, Inc., Lipper, Inc., Bloomberg, Standard & Poor’s, Thompson Financial and Vickers-Stock (“Rating Agencies”) in order for those organizations to assign a rating or ranking to each Fund. In these instances, portfolio holdings as of a month end will be supplied within approximately 25 days after that month end. The Rating Agencies may make a Fund’s top portfolio holdings and other portfolio characteristics available on their websites and may make a Fund’s

38

complete portfolio holdings available to their subscribers for a fee. Neither the Funds, the Advisers, Subadviser, nor any of their affiliates receives any portion of this fee. Information released to Rating Agencies is not released under conditions of confidentiality nor is it subject to prohibitions on trading based on the information. Prior to any Fund disclosing portfolio holdings information to Rating Agencies, the CCO must find that: (1) the Fund has a legitimate business purpose for releasing the information in advance of release to all shareholders or the general public; and (2) the disclosure is in the best interests of shareholders.

Upon approval of the CCO, the Funds may also disclose portfolio information pursuant to regulatory request, court order or other legal proceeding.

The Trust has adopted Portfolio Holdings Disclosure Policies (“Disclosure Policies”) detailing the circumstances under which each Fund’s portfolio holdings may be disclosed to third parties. The Disclosure Policies permit the Funds to adopt their own portfolio holdings disclosure policies, as set forth herein, that are consistent with the Disclosure Policies (“Fund Policies”). Prior to approving the Disclosure Policies and the Fund Policies, the Trustees considered the circumstances under which the Funds may disclose its portfolio holdings as well as conflicts of interest between the Funds’ shareholders and the Advisers, the Subadviser, the Distributor, or any affiliated person of the Funds, the Advisers, the Subadviser or the Distributor resulting from such disclosures (“Conflicts”), and determined that the disclosure of portfolio holdings information under such circumstances was in the best interests of the Funds.

Except as described above, each Fund is prohibited from entering into any arrangements with any person to make available information about the Fund’s portfolio holdings without the prior authorization of the CCO and the specific approval of the Board. Each Adviser must submit any proposed arrangement pursuant to which it intends to disclose a Fund’s portfolio holdings to the CCO, who will review such arrangement and any Conflicts to determine whether the arrangement is in the best interests of Fund shareholders. Additionally, each Adviser and any of its affiliated persons are prohibited from receiving compensation or other consideration, for themselves or on behalf of the Funds, as a result of disclosing a Fund’s portfolio holdings. Finally, the Funds will not disclose portfolio holdings as described above to third parties that the Funds know will use the information for personal securities transactions.

To oversee the Disclosure Policies and the Fund Policies, the Trustees consider reports and recommendations by the CCO regarding the adequacy and implementation of the compliance programs of the Trust and its service procedures adopted pursuant to Rule 38a-1 under the 1940 Act. The Trustees reserve the right to amend the Disclosure Policies at any time without prior notice to shareholders in its sole discretion.

DETERMINATION OF NET ASSET VALUE

You may purchase or redeem shares of the Fund class at the net asset value of those shares next calculated after the Transfer Agent receives your request in proper form, plus (or minus, in the case of a redemption) any applicable sales charge. For information concerning the purchase, redemption, and exchanges of Fund shares, see “How to Buy Shares” and “How to Redeem Shares” in the Funds’ Prospectus. For a description of the methods used to determine the share price and value of the Funds’ assets, see “Determination of Net Asset Value” in the Funds’ Prospectus and in this SAI.

The Funds may authorize one or more brokers and other intermediaries to receive, on their behalf, purchase and redemption orders. Such brokers would be permitted to designate other intermediaries to receive purchase and redemption orders on behalf of the Funds. The Funds will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, receives the order. It is the responsibility of the financial intermediary or broker to transmit orders promptly to the Funds’ transfer agent.

The price (net asset value) of the shares of the Fund class is determined as of the close of trading on the New York Stock Exchange (“NYSE”), which is normally 4:00 p.m., Eastern Time on each day the Trust is open for business. The Trust is open for business on every day on which the NYSE is open for trading. The NYSE is closed on Saturdays, Sundays, and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving, and Christmas.

39

An exchange-traded equity security (including an ETF) is generally valued by a pricing service at the last quoted sale price provided by market in which the security principally trades. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used. Debt securities are valued by using the mean between the closing bid and ask prices provided by a pricing service. If the closing bid and asked prices are not readily available, the pricing service may provide a price determined by a matrix pricing method. Matrix pricing is a mathematical technique used to value fixed income securities without relying exclusively on quoted prices. Matrix pricing takes into consideration recent transactions, yield, liquidity, risk, credit quality, coupon, maturity, type of issue and any other factors or market data the pricing service deems relevant for the actual security being priced and for other securities with similar characteristics. Any discount or premium is accreted or amortized on a straight-line basis until maturity. Shares of mutual funds are generally valued at the NAVs of such companies for purchase and/or redemption orders placed on that day.

Foreign securities are priced in their local currencies as of the close of their primary exchange or market or as of the close of the NYSE, whichever is earlier. Foreign securities, currencies and other assets denominated in foreign currencies are then translated into U.S. dollars using the applicable currency exchange rates as of the close of the NYSE as provided by a pricing service. Trading in foreign securities generally is completed, and the values of such securities are determined, prior to the close of securities markets in the U.S. Foreign exchange rates are also determined prior to such close. On occasion, the values of securities and exchange rates may be affected by events occurring between the times as of which determination of such values or exchange rates are made and the time as of which the NAV of each Fund class is determined. When such events materially affect the values of securities held by a Fund or its liabilities, such securities and liabilities may be valued at fair value as determined in good faith in accordance with procedures approved by the Funds’ Board.

When market quotations are not readily available, when an Adviser or Subadviser determines that the price provided by the pricing service does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities are valued at a fair value as determined in good faith according to procedures established by and subject to review by the Board. The Board annually approves the pricing services used by the fund accounting agent. “When-issued” or “TBA” debt securities are debt securities traded prior to the time they are issued. If the pricing service does not provide a price for these securities they will be valued at fair value consistent with the Trust’s valuation procedures. Fair valued securities held by the Fund (if any) are reviewed by the Trust’s Valuation Committee on a quarterly basis.

The NAV per share of each Fund class is determined by taking the market value of that Fund class’ total assets (including interest and dividends accrued but not yet received), subtracting the class’ liabilities (including accrued expenses), and then dividing the result (net assets) by the number of outstanding shares of the Fund class at such time. Fund Shares are offered for purchase at their Net Asset Value per Share which is calculated as follows:

Net Asset Value Per Share	=	Net Assets
Shares Outstanding

40

REDEMPTION IN KIND

Each Fund intends to redeem shares in cash. However, if the amount you are redeeming is over the lesser of $250,000 or 1% of the Fund’s NAV, pursuant to an election filed by the Trust under Rule 18f-1 of the 1940 Act, the Fund has the right to redeem your shares by giving you the amount that exceeds the lesser of $250,000 or 1% of the Fund’s net asset value in securities instead of cash, which is referred to as a “redemption in kind.” In the event that a redemption in kind is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund.

Redemptions in kind will be made only under extraordinary circumstances and if a Fund deems it advisable for the benefit of all shareholders, such as a very large redemption that could affect Fund operations (for example, more than 1% of the Fund’s net assets). A redemption in kind will consist of securities equal in market value to the Fund shares being redeemed, using the same valuation procedures that a Fund uses to compute its NAV. If a Fund makes a redemption in kind it will seek to distribute each security held by the Fund on a pro rata basis, excluding certain securities that are unregistered, not publicly traded, or for which market quotations are not readily available, and excluding other assets that have to be traded through a market place or with the counterparty to the transaction in order to effect a change in ownership. When making redemptions in kind, cash will be paid for assets that are not readily distributable, net of liabilities. Cash will also be distributed in lieu of securities not amounting to round lots, fractional shares, and accruals on such securities. Pursuant to procedures adopted by the Board, redemption in kind transactions will typically be made by delivering readily marketable securities to the redeeming shareholder within 7 days after the Fund’s receipt of the redemption order in proper form. Marketable securities are assets that are regularly traded or where updated price quotations are available. Illiquid securities are investments that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Certain illiquid securities may be valued using estimated prices from one of the Trust’s approved pricing agents. If a Fund redeems your shares in kind, it will value the securities pursuant to the policies and procedures adopted by the Board. You will bear the market risks associated with maintaining or selling the securities that are transferred as redemption proceeds. In addition, when you sell these securities, you will pay taxes and brokerage charges associated with selling the securities.

STATUS AND TAXATION OF THE FUNDS

Each Fund was organized as a series of a business trust, and intends to qualify for treatment as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”) in each taxable year. There can be no assurance that it actually will so qualify. If a Fund qualifies as a RIC, its taxable dividend and capital gain distributions generally are subject only to a single level of taxation, to the shareholders. This differs from distributions of a regular business corporation which, in general, are taxed first as taxable income of the distributing corporation, and then again as dividend income of the shareholder.

If a Fund does qualify as a RIC but (in a particular calendar year) distributes less than 98% of its ordinary income and 98.2% of its capital gain net income (as the Code defines each such term), the Fund is subject to an excise tax. The excise tax, if applicable, is 4% of the excess of the amount required to have been distributed over the amount actually distributed for the applicable year. If a Fund does not qualify as a RIC, its income will be subject to taxation as a regular business corporation, without reduction by dividends paid to shareholders of the Fund. In such event, dividend distributions would be taxable to shareholders to the extent of the applicable Fund’s earnings and profits, and would be eligible for the dividends-received deduction for corporations.

To continue to qualify for treatment as a RIC under Subchapter M of the Code, each Fund must, among other requirements:

●	Derive at least 90% of its gross income each taxable year from (collectively, “Qualifying Income”): (1) dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, and certain other income (including gains from options, futures, or forward contracts derived with respect to the RIC’s business of investing in stock securities, or foreign currencies)); and (2) net income from a qualified publicly traded partnership (the “Income Requirement”). A qualified publicly traded partnership (“QPTP) is defined as a “publicly traded partnership” (generally, a partnership the interests in which are “traded on an established securities market” or are “readily tradable on a secondary market (or the substantial equivalent thereof)”) that derives less than 90% of its gross income from income described in clause (1); (the “Income Requirement”);

41

●	Diversify its assets so that at the close of each quarter of its taxable year: (1) at least 50% of the value of its total assets must consist of cash and cash items, government securities, securities of other registered investment companies, and securities of other issuers, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund’s total assets and that does not represent more than 10% of the issuer’s outstanding voting securities (equity securities of a QPTP being considered voting securities for these purposes); and (2) no more than 25% of the value of its total assets may be invested in (a) the securities of any one issuer (other than government securities and securities of other RICs, (b) the securities (other than securities of other RICs) of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses, or (c) the securities of one or more QPTPs (the “Asset Diversification Requirement”); and

●	Distribute annually to its shareholders at least 90% of its investment company taxable income (generally, taxable net investment income less net capital gain) (the “Distribution Requirement”).

Pursuant to the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”), if a Fund fails the Income Requirement test for a taxable year, it will nevertheless be considered to have satisfied the test for such year if (1) the Fund satisfies certain procedural requirements and (2) the Fund’s failure to satisfy the gross income test is due to reasonable cause and not due to willful neglect. However, in such case, a tax is imposed on the Fund for the taxable year in which, absent the application of this provision, it would have failed the gross income test equal to the amount by which (1) the Fund’s non-qualifying gross income exceeds (2) one-ninth of the Fund’s qualifying gross income, each as determined for purposes of applying the gross income test for such year.

Also pursuant to the Modernization Act, if a Fund fails the Asset Diversification Requirement as of the end of a quarter, it will nevertheless be considered to have satisfied the test as of the end of such quarter in the following circumstances. If a Fund’s failure to satisfy the Asset Diversification Requirement at the end of the quarter is due to the ownership of assets the total value of which does not exceed the lesser of (1) one percent of the total value of the Fund’s assets at the end of such quarter and (2) $10,000,000 (a “de minimis failure”), the Fund will be considered to have satisfied the Asset Diversification Requirement as of the end of such quarter if, within six months of the last day of the quarter in which the Fund identifies that it failed the Asset Diversification Requirement (or such other prescribed time period), the Fund either disposes of assets in order to satisfy the Asset Diversification Rest, or otherwise satisfies the Asset Diversification Requirement.

In the case of a failure to satisfy the Asset Diversification Requirement at the end of a quarter in a case that does not constitute a de minimis failure, the Fund will nevertheless be considered to have satisfied the Asset Diversification Requirement as of the end of such quarter if (1) the Fund satisfies certain procedural requirements; (2) the Fund’s failure to satisfy the Asset Diversification Requirement is due to reasonable cause and not due to willful neglect; and (3) within six months of the last day of the quarter in which the Fund identifies that it failed the Asset Diversification Requirement (or such other prescribed time period), the Fund either disposes of assets in order to satisfy the Asset Diversification Requirement, or otherwise satisfies the Asset Diversification Requirement. However, in this case, a tax is imposed on the Fund, at the current rate of 35%, on the net income generated by the assets that caused the Fund to fail the Asset Diversification Requirement during the period for which the Asset Diversification Requirement was not met. However, in all events, such tax will not be less than $50,000.

The Guardian Dividend Fund and Guardian Global Equity Fund intend to distribute net investment income on a quarterly basis. The Alta Fund intends to distribute net investment income on an annual basis. Net investment income distributed by the Funds generally will consist of interest income, if any, and dividends received on investments, less expenses.

The Funds’ distributions of taxable interest, other investment income and short-term capital gain, whether or not reinvested, are taxable to you as ordinary income, except as described below.

The Funds will normally distribute net realized capital gains, if any, to its shareholders once a year. Capital gains are generated when a Fund sells its capital assets for a profit. Capital gains are taxed differently depending on how long a Fund has held the capital asset sold. The Funds’ taxable distributions, whether received in cash or reinvested in additional shares of the applicable Fund, may be subject to federal income tax. Distributions of gains recognized on the sale of capital assets held for one year or less are taxed at ordinary income rates for Federal income tax purposes; distributions of gains recognized on the sale of capital assets held longer than one year are taxed at long-term capital gains rates for Federal income tax purposes regardless of how long you have held your shares. If a Fund distributes an amount exceeding its income and gains, this excess will generally be treated as a non-taxable return of capital.

42

Taxable Fund distributions received by your qualified retirement plan, such as a 401(k) plan or IRA, are generally tax-deferred; this means that you are not required to report Fund distributions on your income tax return when paid to your plan, but, rather, when your plan makes payments to you or your beneficiary. Special rules apply to payouts from Roth and Education IRAs.

The portion of the taxable dividends each Fund pays (other than capital gain distributions and any dividends received from any REIT in which a Fund invests) that does not exceed the aggregate dividends it receives from U.S. corporations will be eligible for the dividends received deduction allowed to corporations; however, dividends received by a corporate shareholder and deducted by it pursuant to the dividends received deduction are subject indirectly to the AMT.

A portion of the periodic returns distributed to each Fund by entities in which it invests may be attributable to return of capital. A Fund may pass through return of capital distributions received from these entities to its shareholders. The tax treatment of a Fund’s receipt of and distribution of return of capital to shareholders is as follows:

(1)	Return of capital received by the Fund from the entities in which it invests is a tax-deferred distribution. The distribution of return of capital to the Fund by an entity in which the Fund invests decreases the Fund’s basis in its investment in that entity. If the Fund sells its investment in that entity in excess of its basis therein, the Fund will incur a taxable gain that ultimately will be passed on to shareholders;

(2)	Return of capital paid by the Fund to its shareholders is also a tax-deferred distribution. The distribution of return of capital to shareholders will decrease the basis of each shareholder’s investment in the Fund. If a shareholder sells its investment in the Fund in excess of its basis therein, the shareholder will incur a taxable gain.

Since any payment of return of capital to a Fund by an entity in which it invests or by a Fund to a shareholder decreases the Fund’s basis of its investment in that entity and the shareholder’s basis in its investment in the Fund, respectively, the gain incurred by the Fund and the shareholder may be higher than if no return of capital had been paid.

If you are a non-retirement plan holder, the Funds will send you a Form 1099 each year that tells you the amount of distributions you received for the prior calendar year, the tax status of those distributions, and a list of reportable sale transactions. Generally, each Fund’s taxable distributions are taxable to you in the year you received them. However, any taxable dividends that are declared in October, November or December, but paid in January, are taxable as if received in December of the year they are declared. Investors should be careful to consider the tax consequences of buying shares shortly before a distribution. The price of shares purchased at that time may reflect the amount of the anticipated distribution. However, any such distribution will be taxable to the purchaser of the shares and may result in a decline in the share value by the amount of the distribution.

If shares of a Fund are sold at a loss after being held by a shareholder for six months or less, the loss will be treated as long-term, instead of a short-term, capital loss to the extent of any capital gain distributions received on such shares.

A Fund’s net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carry forwards. Capital losses incurred generally may be carried forward to offset any capital gains.

Capital losses and specified gains realized after October 31, and net investment losses realized after December 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes.

Under current tax law, net investment losses after December 31 and capital losses realized after October 31 of the Funds’ fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The Alta Fund had a Qualified Late Year Ordinary Loss in the amount of $69,231.

43

Foreign Investments. Gains or losses attributable to fluctuations in exchange rates that occur between the time that a Fund accrues interest, dividends or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time that the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary losses. Similarly, gains or losses from the disposition of a foreign currency, or from the disposition of a fixed-income security or a forward contract denominated in a foreign currency that are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the asset and the date of its disposition, also are treated as ordinary income or ordinary losses. These gains or losses increase or decrease the amount of a Fund’s investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of its net capital gain.

If a Fund owns shares in a foreign corporation that constitutes a “passive foreign investment company” for federal tax purposes (a “PFIC”) and the Fund does not make either of the elections described in the next two paragraphs, it will be subject to federal income taxation on a portion of any “excess distribution” it receives from the PFIC or any gain it derives from the disposition of such shares, even if it distributes such income as a taxable dividend to its shareholders. A Fund may also be subject to additional interest charges in respect of deferred taxes arising from such distributions or gains. Any tax paid by a Fund as a result of its ownership of shares in a PFIC will not give rise to any deduction or credit to the Fund or to any shareholder. A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests for the taxable year: (1) at least 75% of its gross income is derived from “passive income” (including interest and dividends) or (2) an average of at least 50% of the value (or adjusted tax basis, if elected) of its assets produce, or are held for the production of, “passive income.” A Fund’s distributions of income from any PFICs will not be eligible for the 15% and 20% maximum federal income tax rates on individual shareholders’ “qualified dividend income” described in the Prospectus.

A Fund could elect to “mark to market” its stock in a PFIC. Under such an election, the Fund would include in gross income (and treat as ordinary income) each taxable year an amount equal to the excess, if any, of the fair market value of the PFIC stock as of the close of the taxable year over the Fund’s adjusted basis in the PFIC stock. The Fund would be allowed a deduction for the excess, if any, of that adjusted basis over that fair market value, but only to the extent of any net mark-to-market gains included by the Fund for prior taxable years. The Fund’s adjusted basis in the PFIC stock would be adjusted to reflect the amounts included in, or deducted from, income under this election. Amounts so included, as well as gain realized on the disposition of the PFIC stock, would be treated as ordinary income. The deductible portion of any mark-to-market loss, as well as loss realized on the disposition of the PFIC stock to the extent that such loss does not exceed the net mark-to-market gains previously included by the Fund, would be treated as ordinary loss. A Fund generally would not be subject to the deferred tax and interest charge provisions discussed above with respect to PFIC stock for which a mark-to-market election has been made.

If a Fund purchases shares in a PFIC and elects to treat the PFIC as a “qualified electing fund,” the Fund would be required to include in its income each taxable year its pro rata share of the ordinary income and net capital gains of the PFIC, even if the income and gains were not distributed to the Fund. Any such income would be subject to the Distribution Requirement and the calendar year excise tax distribution requirement described above. In most instances it will be very difficult, if not impossible, to make this election because some of the information required to make this election may not be easily obtainable.

Investors should be aware that a Fund may not be able, at the time it acquires a foreign corporation’s shares, to ascertain whether the corporation is a PFIC and that a foreign corporation may become a PFIC after the Fund acquires shares therein. While the Funds generally will seek not to invest in PFIC shares to avoid the tax consequences detailed above, there are no guarantees that each will be able to do so, and each reserves the right to make such investments as a matter of its investment policy.

Investment income received by the Funds from sources within foreign countries and U.S. possessions (collectively, “foreign sources”) and gains that the Funds realize on the disposition of foreign securities may be subject to foreign income, withholding, or other taxes withheld at the source. The United States has entered into tax treaties with many foreign countries that may entitle the Funds to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to know the effective rate of foreign tax in advance, since the amount of each Fund’s assets to be invested within various countries will vary.

LLC/LP Investments. The Funds each may invest in LLCs and LPs that are classified for federal tax purposes as partnerships. An LLC or LP in which a Fund invests may be (1) a “publicly traded partnership” (that is, a partnership the interests in which are “traded on an established securities market” or “readily tradable on a secondary market (or the substantial equivalent thereof)”) (a “PTP”) or (2) a non-PTP at least 90% of the income of which satisfies the Income Requirement. Certain of those PTPs will be QPTPs.

44

If an LLC or LP in which a Fund invests is a QPTP, all its net income (regardless of source) would be qualifying income for the Fund under the Income Requirement. Each Fund’s investment in QPTPs (including MLPs), together with certain other investments, however, may not exceed 25% of the value of its total assets in order to satisfy the Asset Diversification Requirement. In addition, if a Fund holds more than 10% of a QPTP’s (including MLPs) equity securities, none of those securities will count toward its satisfying those requirements.

With respect to non-QPTPs, (1) if the LLC or LP is treated for federal tax purposes as a corporation, distributions from it to a Fund would likely be treated as “qualified dividend income” and disposition of the Fund’s interest therein would be gain from the disposition of a security, or (2) if the LLC or LP is not treated as a corporation, the Fund would be treated as having earned its proportionate share of each item of income the LLC or LP earned. In the latter case, the Fund would be able to treat its share of the entity’s income as qualifying income under the Income Requirement only to the extent that income would be qualifying income if realized directly by the Fund in the same manner as realized by the LLC or LP.

Certain LLCs and LPs (e.g., private funds) in which the Funds invest may generate income and gains that are not qualifying income under the Income Requirement.

The foregoing is only a summary of some of the important federal income tax considerations affecting the Funds and their respective shareholders and is not intended as a substitute for careful tax planning.

Prospective investors should consult their own tax advisers for more detailed information regarding the above and for information regarding federal, state, local and foreign taxes.

CUSTODIAN

Huntington National Bank, 41 South High Street, Columbus, Ohio 43215, is custodian of the Funds’ investments. The custodian acts as each Fund’s depository, safekeeps each Fund’s portfolio securities, collects all income and other payments with respect thereto, disburses funds at each Fund’s request and maintains records in connection with its duties.

For its custodial services, the custodian receives a monthly fee from each Fund based on a sliding scale of the market value of the assets under custody, subject to minimum annual fees. The custodian also receives asset-based administration and safekeeping fees for securities custodied outside the U.S. as well as various transaction-based fees.

TRANSFER AGENT, FUND ACCOUNTING AGENT, AND ADMINISTRATOR

Under the terms of a Mutual Fund Services Agreement between the Trust and Ultimus Fund Solutions, LLC (“Ultimus”), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, Ultimus serves as Transfer Agent and shareholder services agent, fund accounting agent, and administrator for each of the Funds.

As transfer agent and shareholder services agent, Ultimus maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of each Fund’s shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. As fund accounting agent, Ultimus calculates the daily net asset value per share and maintains the financial books and records of each Fund. As administrative services agent for the Trust, Ultimus supplies non-investment related administrative and compliance services for each Fund. Ultimus prepares tax returns, reports to shareholders, reports to and filings with the SEC and state securities commissions, and materials for meetings of the Board.

For its transfer agency services to each Fund, Ultimus receives a yearly fixed amount per shareholder account, subject to yearly minimum fees per portfolio and/or share class. Ultimus is also entitled to receive additional amounts that may be activity or time-based charges, account/transaction fees related to the administration of the Trust’s Anti-Money Laundering Compliance Program plus reimbursement for out-of-pocket expenses. For its administration and fund accounting services to the Funds, Ultimus receives a monthly fee based, in part, on a sliding scale calculated according to the average daily net assets of each Fund (subject to minimum annual fees per Fund share class). In addition, the Funds each pay Ultimus’ out-of-pocket expenses including, but not limited to, literature fulfillment services; statement, confirmation and tax form production; record storage, telephone and mailing charges, bank fees; special reports; and edgarization fees.

45

The following tables provides information regarding transfer agent, fund accounting, fund administration and compliance services fees paid by the Funds during the fiscal periods indicated.

Guardian Dividend Fund:

Fiscal Year/Period Ended	Fees Paid for Transfer Agent Services	Fees Paid for Fund Administration & Fund Accounting Services	Fees Paid for Compliance Services
September 30, 2022	$12,180	$59,833	$14,000
September 30, 2021(1)	$5,000	$25,668	$5,834
April 30, 2021	$12,000	$52,671	$14,000
April 30, 2020(2)	$12,000	$44,074	$14,000

(1)	Reflects the five-month fiscal period ended September 30, 2021.
(2)	For the period May 1, 2019 (commencement of operations) to April 30, 2020.

Guardian Global Equity Fund:

Fiscal Year/Period Ended	Fees Paid for Transfer Agent Services	Fees Paid for Fund Administration & Fund Accounting Services	Fees Paid for Compliance Services
September 30, 2022	$14,240	$59,702	$14,000
September 30, 2021	$12,000	$49,183	$14,000
September 30, 2020(1)	$9,419	$34,727	$10,989

(1)	For the period December 19, 2019 (commencement of operations) to September 30, 2020.

Alta Fund:

Fiscal Year/Period Ended	Fees Paid for Transfer Agent Services	Fees Paid for Fund Administration & Fund Accounting Services	Fees Paid for Compliance Services
September 30, 2022	$18,270	$65,524	$14,000
September 30, 2021	$18,000	$62,435	$14,000
September 30, 2020	$12,000	$51,129	$14,000

46

COMPLIANCE CONSULTING

Effective September 14, 2022, under the terms of a Compliance Consulting Agreement with the Trust, Northern Lights Compliance Services, LLC (“NLCS”) provides an individual with the requisite background and familiarity with the federal securities laws to serve as the Trust’s CCO and to administer the Trust’s compliance policies and procedures. For these services, the Funds pay NLCS a base fee per annum, plus an annual percentage fee of each Fund’s average daily net assets greater than $100,000,000. In addition, the Fund reimburses NLCS for its reasonable out-of-pocket expenses relating to these compliance services. NLCS’s principal address is 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022. Martin Dean currently serves as the Trust’s Chief Compliance Officer. Prior to September 14, 2022, compliance consulting related fees were paid to Ultimus pursuant to the Mutual Fund Services Agreement, as detailed in the table immediately above.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The firm of Ernst & Young, LLP, 221 East 4th Street, Suite 2900, Cincinnati, OH 45202, has been selected as the Independent Registered Public Accounting Firm for the Funds. Ernst & Young, LLP provides audit services, tax return preparation and assistance, and audit-related services in connection with certain SEC filings.

DISTRIBUTOR

Pursuant to Distribution Agreements between the Trust, on behalf of each of the Funds, the Advisers and Ultimus Fund Distributors, LLC (the “Distributor”), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, the Distributor is the exclusive agent for distribution of shares of each of the Funds. Ultimus Fund Distributors, LLC is a wholly-owned subsidiary of Ultimus Fund Solutions, LLC. Certain officers of the Trust also are officers of the Distributor. As a result, such persons may be deemed to be affiliates of the Distributor.

Under the Distribution Agreements, the Distributor is obligated to sell the shares of each of the Funds on a best efforts basis. Shares of the Funds are offered to the public on a continuous basis.

Pursuant to the Distribution Agreements, the Distributor also agrees to (1) review all proposed advertising materials and sales literature for compliance with applicable laws and regulations, and file with appropriate regulators those advertising materials and sales literature it believes are in compliance with such laws and regulations; (2) enter into agreements with such qualified broker-dealers and other financial intermediaries (the “Financial Intermediaries”), as requested by the Funds in order that such Financial Intermediaries may sell shares of the Funds; (3) prepare reports for the Board regarding its activities under the agreement and payments made under each Fund’s Rule 12b-1 Distribution Plan (if applicable) as from time to time shall be reasonably requested by the Board; and (4) monitor amounts paid under Rule 12b-1 plans (if applicable) and pursuant to sales loads (if applicable) to ensure compliance with applicable FINRA rules. For these services, the Advisers pay the Distributor an annual fee, payable in monthly installments. In addition, the Advisers reimburse the Distributor for certain out-of-pocket expenses incurred on the Funds’ behalf.

LEGAL COUNSEL

Practus, LLP, 11300 Tomahawk Creek Parkway, Suite 310, Leawood, Kansas 66211, is legal counsel to the Trust.

PROXY VOTING POLICIES

The Trust and the Advisers have each adopted proxy voting policies and procedures reasonably designed to ensure that proxies are voted in shareholders’ best interests. As a brief summary, the Trust’s policy delegates responsibility regarding proxy voting to each Adviser. In each case, proxies will be voted in accordance with each Adviser’s proxy voting policy, subject to the supervision of the Board.

47

The Trust’s policy provides that if a proxy proposal raises a material conflict of interest between the interests of each Adviser, the Trust’s principal underwriter, or an affiliated person of the Funds, each Adviser, or a principal underwriter and that of the Funds (a “Conflict”), an Adviser shall resolve such conflict by: (1) voting the proxy consistent with a pre-determined voting policy for various types of proposals (“Pre-Determined Voting Policy”) if the Adviser has little or no discretion to deviate from such policy with respect to the proposal in question; or (2) disclosing the conflict to the Board and obtaining the Board’s consent to the proposed vote prior to voting on such proposal if the Adviser has discretion to deviate from its Pre-Determined Voting Policy or does not maintain a Pre-Determined Voting Policy. Under the policy, the Board may vote a proxy subject to a Conflict disclosed by the Adviser based on the recommendation of an independent third party.

Each Adviser’s proxy voting policies and procedures have been implemented to ensure that each Adviser votes in the best interest of clients and address any material conflicts that may arise during the voting process. The responsibilities of proxy voting have been assigned to the Funds’ portfolio managers.

The Advisers’ Proxy Voting Policies and Procedures

Guardian Capital

Guardian Capital has a proxy voting policy and guidelines in place that it follows to ensure that the proxies associated with securities held by each Fund will be voted in order to optimize the long-term value of those investments. The primary focus of Guardian Capital’s proxy voting is to maximize shareholder value. Guardian Capital believes that one of the ways of ensuring that companies focus attention on maximizing value for shareholders is through corporate governance. Well-managed companies, with strong, focused governance processes, generally produce better long-term investment results for all investors. Guardian Capital also takes into consideration the investee company’s commitment to sustainable environmental practices, and considerations of social policies that foster the well-being of all stakeholders, when voting proxies.

To assist with the proxy voting process, Guardian Capital subscribes to a proxy consulting service and a voting service. The consulting service provides a professional review of all proxies issued by the companies held within each Fund’s portfolio. The voting service votes proxies as specifically directed by Guardian Capital. Guardian Capital will vote all available proxies for the Guardian Dividend Fund and Guardian Global Equity Fund. Depending upon the deemed importance of a particular vote, on a best efforts basis Guardian Capital will recall securities that have been lent in order that it can vote such securities. There may be limited circumstances where Guardian Capital does not vote on behalf of a Fund. If Guardian Capital determines that the costs in voting may exceed the expected benefit to a Fund, it may elect not to cast a vote (e.g. voting on a foreign security where translation, due diligence, or legal costs exist or where inadequate information and delays in receiving materials impact the ability to make an informed decision).

Guardian Capital will monitor proxy voting initiatives through the proxy consulting service. The portfolio manager responsible for advising a Fund will be advised of the recommendations of both the issuer’s management and the proxy consulting service, and will use these recommendations, in conjunction with their own evaluation and consideration of the best interests of the Fund, to determine a voting decision.

Where a conflict, or potential conflict, of interest exists between the interest of security holders and Guardian Capital or any of its associates or employees, proxies are voted in accordance with investment considerations and investment merits, without regard to any other business relationship that may exist between Guardian Capital and the portfolio company.

Examples of possible conflicts include:

●	Voting proxies for all accounts in a certain way to retain or obtain business;

●	Situations where Guardian Capital manages money for a portfolio company; and

●	Situations where a significant personal relationship exists between Guardian Capital and a proponent or beneficiary of a proxy proposal.

There may be occasions where a portfolio manager determines that the best interest of a Fund requires a vote different than the recommendation of the proxy consulting service. In that instance, the applicable portfolio manager shall document the reason for the voting decision when voting the proxy.

48

Alta Capital

Under Alta Capital’s Proxy Voting policy and procedures:

●	In the absence of specific voting guidelines from the client, Alta Capital will vote proxies in the best interests of each particular client. Alta Capital’s policy is to vote all proxies from a specific issuer the same way for each client absent qualifying restrictions from a client. Clients are permitted to place reasonable restrictions on Alta Capital’s voting authority in the same manner that they may place such restrictions on the actual selection of account securities.

●	Alta Capital will generally vote in favor of routine corporate housekeeping proposals such as the election of directors and selection of auditors absent conflicts of interest raised by an auditors non- audit services.

●	Alta Capital will generally vote against proposals that cause board members to become entrenched or cause unequal voting rights.

●	In reviewing proposals, Alta Capital will further consider the opinion of management and the effect on management, and the effect on shareholder value and the issuer’s business practices.

Information regarding how each Fund voted proxies relating to portfolio securities will be available: (1) without charge, upon request, by calling Shareholder Services at 1-800-957-0681; and (2) on the SECs website at http://www.sec.gov.

FINANCIAL STATEMENTS

The audited financial statements of the Funds for the fiscal period ended September 30, 2022, and the report of Ernst & Young, LLP, independent registered public accounting firm, including the financial highlights, are included in the Funds’ Annual Report to shareholders, and are incorporated by reference and made a part of this document. The Funds’ Annual Report to shareholders for the fiscal period ended September 30, 2022, has been previously sent to shareholders of each Fund pursuant to Section 30(d) of the 1940 Act and previously filed with the SEC. You can obtain a copy of the Annual Report without charge by calling Shareholder Services at 1-800-957-0681 or upon written request to:

Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

P.O. Box 46707

Cincinnati, Ohio 45246-0707

49

APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

Corporate Bonds (Including Convertible Bonds)

Moody’s Investors Service, Inc.

Aaa

Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risk appear somewhat larger than the Aaa securities.

A

Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa

Bonds that are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba

Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B

Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca	Ca Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C	Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note	Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Standard & Poor’s Ratings Services

AAA	An obligation rated AAA has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA	An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Note

Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, large uncertainties or major exposures to adverse conditions may outweigh these.

BB

An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC	An obligation rated CC is currently highly vulnerable to nonpayment.

C	The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D

An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Note	Plus (+) or minus (-). The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

The ‘r’ symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns that are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk-such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

Fitch Ratings

AAA

Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very high credit quality. ‘AA’ ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

High credit quality. ‘A’ ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB	Good credit quality. ‘BBB’ ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB

Speculative. ‘BB’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B

Highly speculative. ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C

High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A ‘CC’ rating indicates that default of some kind appears probable. ‘C’ ratings signal imminent default.

DDD, DD, D	Default. Securities are not meeting current obligations and are extremely speculative. ‘DDD’ designates the highest potential for recovery of amounts outstanding on any securities involved. For U.S. corporates, for example, ‘DD’ indicates expected recovery of 50% – 90% of such outstanding amounts and ‘D’ the lowest recovery potential, i.e. below 50%.

Preferred Stock

Moody’s Investors Service, Inc.

aaa

An issue that is rated “aaa” is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa

An issue that is rated “aa” is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

a

An issue which is rated “a” is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the “aaa” and “aa” classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

b

An issue that is rated “b” generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

caa	An issue that is rated “caa” is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

ca	An issue that is rated “ca” is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

c	This is the lowest rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note	Moody’s applies numerical modifiers 1, 2, and 3 in each rating classification: the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Standard & Poor’s Ratings Services

AAA	This is the highest rating that may be assigned by S&P to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

AA

A preferred stock issue rated AA also qualifies as a high-quality, fixed-income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

A

An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB

An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

BB, B, CCC

Preferred stock rated BB, B, and CCC is regarded, on balance, as predominantly speculative with respect to the issuer’s capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest. While such issues will likely have some quality and protective characteristics, large uncertainties or major risk exposures to adverse conditions outweigh these.

CC	The rating CC is reserved for a preferred stock issue that is in arrears on dividends or sinking fund payments, but that is currently paying.

C	A preferred stock rated C is a nonpaying issue.

D	A preferred stock rated D is a nonpaying issue with the issuer in default on debt instruments.

N.R.	This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

Note	Plus (+) or minus (-). To provide more detailed indications of preferred stock quality, ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Short Term Ratings

Moody’s Investors Service, Inc.

Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:
Prime-1	Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

	●	Leading market positions in well-established industries.

	●	High rates of return on funds employed.

	●	Conservative capitalization structure with moderate reliance on debt and ample asset protection.

	●	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

	●	Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2

Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3

Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime	Issuers rated Not Prime do not fall within any of the Prime rating categories.

Standard & Poor’s Ratings Services

A-1

A short-term obligation rated A-1 is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2

A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3

A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C

A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D	A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Fitch Ratings

F1

Obligations assigned this rating have the highest capacity for timely repayment under Fitch’s national rating scale for that country, relative to other obligations in the same country. This rating is automatically assigned to all obligations issued or guaranteed by the sovereign state. Where issues possess a particularly strong credit feature, a “+” is added to the assigned rating.

F2

Obligations supported by a strong capacity for timely repayment relative to other obligors in the same country. However, the relative degree of risk is slightly higher than for issues classified as ‘F1’ and capacity for timely repayment may be susceptible to adverse changes in business, economic, or financial conditions.

F3

Obligations supported by an adequate capacity for timely repayment relative to other obligors in the same country. Such capacity is more susceptible to adverse changes in business, economic, or financial conditions than for obligations in higher categories.

B

Obligations for which the capacity for timely repayment is uncertain relative to other obligors in the same country. The capacity for timely repayment is susceptible to adverse changes in business, economic, or financial conditions.

C	Obligations for which there is a high risk of default to other obligors in the same country or which are in default.

PART C: OTHER INFORMATION

Item 28.	Exhibits
(a)(1)	Agreement and Declaration of Trust (“Trust Instrument”) as filed with the State of Ohio on September 27, 2013 (Exhibit incorporated herein by reference as filed to Registrant’s Initial Registration Statement on Form N-1A on October 1, 2013.)

(a)(2)	Amendment No. 1 to Trust Instrument as filed with the State of Ohio on November 13, 2013 (“Amendment No. 1”) (Exhibit incorporated herein by reference as filed to Registrant’s Pre-Effective Amendment No. 1 on Form N-1A/A on December 12, 2013.)

(a)(3)	Amendment No. 2 to Trust Instrument as filed with the State of Ohio on December 2, 2013 (“Amendment No. 2”) (Exhibit incorporated herein by reference as filed to Registrant’s Pre-Effective Amendment No. 1 on Form N-1A/A on December 12, 2013.)

(a)(4)	Amendment No. 3 to Trust Instrument as filed with the State of Ohio – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 5 on May 20, 2015.)

(a)(5)	Amendment No. 4 to Trust Instrument as filed with the State of Ohio – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 9 on October 13, 2015.)

(a)(6)	Amendment No. 5 to Trust Instrument as filed with the State of Ohio – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 9 on October 13, 2015.)

(a)(7)	Amendment No. 6 to Trust Instrument as filed with the State of Ohio – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 21 on April 11, 2016.)

(a)(8)	Amendment No. 7 to Trust Instrument as filed with the State of Ohio – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 23 on August 26, 2016.)

(a)(9)	Amendment No. 8 to Trust Instrument as filed with the State of Ohio – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 27 on December 22, 2016.)

(a)(10)	Amendment No. 9 to Trust Instrument as filed with the State of Ohio – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 40 on December 20, 2017.)

(a)(11)	Amendment No. 10 to Trust Instrument as filed with the State of Ohio – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 49 on June 4, 2018.)

(a)(12)	Amendment No. 11 to Trust Instrument as filed with the State of Ohio – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 59 on December 10, 2018.)

(a)(13)	Amendment No. 12 to Trust Instrument as filed with the State of Ohio – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 60 on December 19, 2018.)

(a)(14)	Amendment No. 13 to Trust Instrument filed with the State of Ohio – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 74 on April 16, 2019.)

(a)(15)	Amendment No. 14 to Trust Instrument filed with the State of Ohio – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 81 on October 1, 2019.)

(a)(16)	Amendment No. 15 (form of) to Trust Instrument filed with the State of Ohio – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 85 on December 16, 2019.)

(a)(17)	Amendment No. 16 to Trust Instrument filed with the State of Ohio – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 108 on January 29, 2021.)

(a)(18)	Amended and Restated Agreement and Declaration of Trust (“Trust Instrument”) dated November 18, 2021 as filed with the State of Ohio – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 121 on December 22, 2021.)

(a)(19)	Amendment to Appendix B to Trust Instrument dated February 2, 2022, as filed with the State of Ohio – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 126 on March 8, 2022.)

(b)(1)	By-Laws adopted as of September 18, 2013 (Exhibit incorporated herein by reference as filed to Registrant’s Initial Registration Statement on Form N-1A on October 1, 2013.)

(b)(2)	Amendment No. 1 to By-Laws adopted as of November 18, 2013 – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 41 on December 27, 2017.)

(b)(3)	Amendment No. 2 to By-Laws adopted as of June 16, 2016 – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 23 on August 26, 2016.)

(c)	Instruments Defining Rights of Shareholders – incorporated by reference to the Trust Instrument, Amendment No. 1, Amendment No. 2, the By-Laws and Amendment No.1 to the By-Laws.

(d)(1)	Investment Advisory Agreement between the Registrant, on behalf of Meritage Growth Equity Fund, Meritage Value Equity Fund, and Meritage Yield-Focus Equity Fund, and Meritage Portfolio Management, Inc. (Exhibit incorporated herein by reference as filed to Registrant’s Pre-Effective Amendment No. 1 on Form N-1A/A on December 12, 2013.)

(d)(2)	Investment Advisory Agreement between the Registrant, on behalf of First Security Municipal Bond Fund, and First Security Fund Advisers, Inc. – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 5 on May 20, 2015.)

(d)(3)	Investment Advisory Agreement between the Registrant, on behalf of Fuller & Thaler Behavioral Core Equity Fund and Fuller & Thaler Asset Management, Inc. – (Exhibit incorporated herein by reference as filed to Registrant’s Pre-Effective Amendment No. 2 on Form N-14/A on September 18, 2015.)

(d)(4)	Form of Investment Advisory Agreement between the Registrant and Preserver Partners, LLC, on behalf of the Preserver Alternative Opportunities Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 11 on November 9, 2015.)

(d)(5)	Form of Sub-Advisory Agreement between Preserver Partners, LLC and Semper Capital Management, L.P., on behalf of the Preserver Alternative Opportunities Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 11 on November 9, 2015.)

(d)(6)	Investment Advisory Agreement between the Registrant and Canterbury Investment Management, LLC, on behalf of the Canterbury Portfolio Thermostat Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 21 on April 11, 2016.)

(d)(7)	Form of Investment Advisory Agreement between the Registrant and Hedeker Wealth LLC on behalf of the Hedeker Strategic Appreciation Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 27 on December 22, 2016.)

(d)(8)	Restated Investment Advisory Agreement between the Registrant, on behalf of Fuller & Thaler Behavioral Small-Cap Equity Fund and Fuller & Thaler Asset Management, Inc. – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 33 on January 30, 2017.)

(d)(8)	Amended and Restated Investment Advisory Agreement between the Registrant, on behalf of Fuller & Thaler Behavioral Small-Cap Equity Fund, Fuller & Thaler Behavioral Small-Cap Growth Fund, Fuller & Thaler Behavioral Mid-Cap Value Fund and Fuller & Thaler Asset Management, Inc. – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 40 on December 20, 2017.)

(d)(9)	Investment Advisory Agreement between the Registrant, on behalf of the Reynders, McVeigh Core Equity Fund and Reynders, McVeigh Capital Management, LLC dated December 10, 2018 – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 59 on December 10, 2018.)

(d)(10)	Investment Advisory Agreement between the Registrant, on behalf of the Alta Quality Growth Fund and Alta Capital Management, LLC dated December 18, 2018 – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 60 on December 19, 2018.)

(d)(11)	Amended and Restated Investment Advisory Agreement between the Registrant, on behalf of Fuller & Thaler Behavioral Small-Cap Equity Fund, Fuller & Thaler Behavioral Small-Cap Growth Fund, Fuller & Thaler Behavioral Mid-Cap Value Fund, Fuller & Thaler Behavioral Unconstrained Equity Fund, Fuller & Thaler Behavioral Small-Mid Core Equity Fund, Fuller & Thaler Behavioral Micro-Cap Equity Fund and Fuller & Thaler Asset Management, Inc. dated December 19, 2018 – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 61 on December 19, 2018.)

(d)(12)	Investment Advisory Agreement (form of) between the Registrant, on behalf of the Guardian Dividend Growth Fund and Guardian Capital LP dated March 14, 2019 – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 74 on April 16, 2019.)

(d)(13)	Investment Advisory Agreement between the Registrant, on behalf of the Cornerstone Capital Access Impact Fund and Cornerstone Capital Inc. dated September 10, 2019 – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 81 on October 1, 2019.)

(d)(14)	Investment Sub-Advisory Agreement between Cornerstone Capital Inc. and ARK Investment Management, LLC dated September 30, 2019 – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 81 on October 1, 2019.)

(d)(15)	Investment Sub-Advisory Agreement between Cornerstone Capital Inc. and Green Alpha Advisors, LLC dated September 30, 2019 – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 81 on October 1, 2019.)

(d)(16)	Investment Sub-Advisory Agreement between Cornerstone Capital Inc. and KBI Global Investors (North America) Ltd dated September 30, 2019 – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 81 on October 1, 2019.)

(d)(17)	Investment Sub-Advisory Agreement between Cornerstone Capital Inc. and RBC Global Asset Management (UK) Limited dated September 30, 2019 – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 81 on October 1, 2019.)

(d)(18)	Investment Sub-Advisory Agreement (form of) between Cornerstone Capital Inc. and Schroders Investment Management North America Inc. dated September 30, 2019 – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 81 on October 1, 2019.)

(d)(19)	Investment Sub-Sub-Advisory Agreement (form of) between Schroders Investment Management North America Inc. and Schroders Investment Management North America Ltd. dated September 30, 2019 – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 81 on October 1, 2019.)

(d)(20)	Form of Investment Advisory Agreement between the Registrant, on behalf of the Guardian Fundamental Global Equity Fund, and Alta Capital Management, LLC dated December 12, 2019 – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 85 on December 16, 2019.)

(d)(21)	Amended and Restated Investment Advisory Agreement between the Registrant, on behalf of Fuller & Thaler Behavioral Small-Cap Equity Fund, Fuller & Thaler Behavioral Small-Cap Growth Fund, Fuller & Thaler Behavioral Mid-Cap Value Fund, Fuller & Thaler Behavioral Unconstrained Equity Fund, Fuller & Thaler Behavioral Small-Mid Core Equity Fund, Fuller & Thaler Behavioral Micro-Cap Equity Fund and Fuller & Thaler Asset Management, Inc. dated December 9, 2020 and effective January 31, 2021 – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 108 on January 29, 2021.)

(d)(22)	Investment Advisory Agreement between the Registrant, on behalf of the Clockwise Capital Innovation ETF, and Clockwise Capital LLC dated December 8, 2021 – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 121 on December 22, 2021.)

(d)(23)	Investment Advisory Agreement between the Registrant, on behalf of the Guardian Capital Fundamental Global Equity Fund, and Guardian Capital LP dated January 28, 2022 – (Exhibit incorporated by reference as filed to Registrant’s Post-Effective Amendment No. 123 on January 28, 2022.)

(d)(24)	Sub-Advisory Agreement between Guardian Capital LP and GuardCap Asset Management Limited on behalf of the Guardian Capital Fundamental Global Equity Fund dated January 28, 2022 – (Exhibit incorporated by reference as filed to Registrant’s Post-Effective Amendment No. 123 on January 28, 2022.)

(d)(25)	Investment Advisory Agreement between the Registrant, on behalf of the Fairlead Tactical Sector ETF, and Cary Street Partners Asset Management LLC dated March 8, 2022 – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 126 on March 8, 2022.)

(d)(26)	Investment Sub-Advisory Agreement between Cary Street Partners Asset Management LLC and Fairlead Strategies LLC on behalf of the Fairlead Tactical Sector ETF dated March 8, 2022 – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 126 on March 8, 2022.)

(e)(1)	Distribution Agreement between the Registrant, on behalf of Meritage Growth Equity Fund, Meritage Value Equity Fund, and Meritage Yield-Focus Equity Fund, and Unified Financial Securities, Inc. (Exhibit incorporated herein by reference as filed to Registrant’s Pre-Effective Amendment No. 1 on Form N-1A/A on December 12, 2013.)

(e)(2)	Distribution Agreement between the Registrant, on behalf of the First Security Municipal Bond Fund, and Unified Financial Securities, Inc. – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 5 on May 20, 2015.)

(e)(3)	Distribution Agreement between the Registrant, on behalf of Fuller & Thaler Behavioral Core Equity Fund, and Unified Financial Securities, Inc. – (Exhibit incorporated herein by reference as filed to Registrant’s Pre-Effective Amendment No. 2 on Form N-14/A on September 18, 2015.)

(e)(4)	Form of Distribution Agreement between the Registrant and Unified Financial Securities, Inc., on behalf of the Preserver Alternative Opportunities Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 11 on November 9, 2015.)

(e)(5)	Distribution Agreement between the Registrant, on behalf of Meritage Growth Equity Fund, Meritage Value Equity Fund, and Meritage Yield-Focus Equity Fund, and Unified Financial Securities, LLC – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 16 on January 27, 2016.)

(e)(6)	Distribution Agreement between the Registrant, on behalf of the First Security Municipal Bond Fund, and Unified Financial Securities, LLC – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 16 on January 27, 2016.)

(e)(7)	Distribution Agreement between the Registrant, on behalf of Fuller & Thaler Behavioral Core Equity Fund, and Unified Financial Securities, LLC – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 16 on January 27, 2016.)

(e)(8)	Distribution Agreement between the Registrant, on behalf of the Preserver Alternative Opportunities Fund, and Unified Financial Securities, LLC – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 21 on April 11, 2016.)

(e)(9)	Distribution Agreement between the Registrant, on behalf of the Canterbury Portfolio Thermostat Fund, and Unified Financial Securities, LLC – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 21 on April 11, 2016.)

(e)(10)	Form of Distribution Agreement between the Registrant, on behalf of the Hedeker Strategic Appreciation Fund, and Ultimus Fund Distributors, LLC – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 27 on December 22, 2016.)

(e)(11)	First Amendment to the Distribution Agreement between the Registrant, on behalf of the Fuller & Thaler Behavioral Small-Cap Equity Fund and Unified Financial Securities, LLC – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 40 on December 20, 2017.)

(e)(12)	Second Amendment to the Distribution Agreement between the Registrant, on behalf of the Fuller & Thaler Behavioral Small-Cap Equity Fund, the Fuller & Thaler Behavioral Small-Cap Growth Fund and the Fuller & Thaler Behavioral Mid-Cap Value Fund and Unified Financial Securities, LLC – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 40 on December 20, 2017.)

(e)(13)	Distribution Agreement between the Registrant, Reynders, McVeigh Capital Management, LLC and Ultimus Fund Distributors, LLC on behalf of the Reynders McVeigh Core Equity Fund dated December 10, 2018 – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 59 on December 10, 2018.)

(e)(14)	Distribution Agreement between the Registrant, Alta Capital Management, LLC and Ultimus Fund Distributors, LLC on behalf of the Alta Quality Growth Fund dated December 18, 2018 – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 60 on December 19, 2018.)

(e)(15)	Amendment to the Distribution Agreement between the Registrant, on behalf of Fuller & Thaler Behavioral Small-Cap Equity Fund, Fuller & Thaler Behavioral Small-Cap Growth Fund, Fuller & Thaler Behavioral Mid-Cap Value Fund, Fuller & Thaler Behavioral Unconstrained Equity Fund, Fuller & Thaler Behavioral Small-Mid Core Equity Fund, Fuller & Thaler Behavioral Micro-Cap Equity Fund, Fuller & Thaler Asset Management, Inc. and Unified Financial Securities, LLC dated December 18, 2018 – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 61 on December 19, 2018.)

(e)(16)	Distribution Agreement between the Registrant, Alta Capital Management, LLC and Ultimus Fund Distributors, LLC on behalf of the Alta Quality Growth Fund dated February 1, 2019 – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 74 on April 16, 2019.)

(e)(17)	Distribution Agreement between the Registrant, Canterbury Investment Management, LLC and Unified Financial Securities, LLC on behalf of the Canterbury Portfolio Thermostat Fund dated February 1, 2019 – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 74 on April 16, 2019.)

(e)(18)	Distribution Agreement between the Registrant, Fuller & Thaler Asset Management, Inc. and Unified Financial Securities, LLC on behalf of Fuller & Thaler Behavioral Small-Cap Equity Fund, Fuller & Thaler Behavioral Small-Cap Growth Fund, Fuller & Thaler Behavioral Mid-Cap Value Fund, Fuller & Thaler Behavioral Unconstrained Equity Fund, Fuller & Thaler Behavioral Small-Mid Core Equity Fund, and Fuller & Thaler Behavioral Micro-Cap Equity Fund dated February 1, 2019 – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 74 on April 16, 2019.)

(e)(19)	Distribution Agreement between the Registrant, Hedeker Wealth LLC and Ultimus Fund Distributors, LLC on behalf of the Hedeker Strategic Appreciation Fund dated February 1, 2019 – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 74 on April 16, 2019.)

(e)(20)	Distribution Agreement between the Registrant, Meritage Portfolio Management, Inc. and Unified Financial Securities, LLC on behalf of the Meritage Growth Equity Fund, Meritage Value Equity Fund and Meritage Yield-Focus Equity Fund dated February 1, 2019 – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 74 on April 16, 2019.)

(e)(21)	Distribution Agreement between the Registrant, Preserver Partners, LLC and Unified Financial Securities, LLC on behalf of the Preserver Alternative Opportunities Fund dated February 1, 2019 – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 74 on April 16, 2019.)

(e)(22)	Distribution Agreement between the Registrant, Reynders, McVeigh Capital Management, LLC and Ultimus Fund Distributors, LLC on behalf of the Reynders, McVeigh Core Equity Fund dated February 1, 2019 – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 74 on April 16, 2019.)

(e)(23)	Distribution Agreement (form of) between the Registrant, Guardian Capital LP and Ultimus Fund Distributors, LLC on behalf of the Guardian Dividend Growth Fund dated March 14, 2019 – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 74 on April 16, 2019.)

(e)(24)	Distribution Agreement between the Registrant, Cornerstone Capital Inc. and Ultimus Fund Distributors, LLC on behalf of the Cornerstone Capital Access Impact Fund dated September 10, 2019 – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 81 on October 1, 2019.)

(e)(25)	Amendment (form of) dated December 12, 2019 to the Distribution Agreement dated February 1, 2019 between the Registrant, Alta Capital Management, LLC and Ultimus Fund Distributors, LLC on behalf of the Guardian Fundamental Global Equity Fund and the Alta Quality Growth Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 85 on December 16, 2019.)

(e)(26)	Distribution Agreement dated December 31, 2019 between the Registrant, Fuller & Thaler Asset Management, Inc. and Ultimus Fund Distributors, LLC on behalf of the Fuller & Thaler Behavioral Small-Cap Equity Fund, Fuller & Thaler Behavioral Small-Cap Growth Fund, Fuller & Thaler Behavioral Mid-Cap Value Fund, Fuller & Thaler Behavioral Unconstrained Equity Fund, Fuller & Thaler Behavioral Small-Mid Core Equity Fund, and Fuller & Thaler Behavioral Micro-Cap Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 99 on August 28, 2020.)

(e)(27)	Distribution Agreement dated December 31, 2019 between the Registrant, Preserver Partners, LLC and Ultimus Fund Distributors, LLC on behalf of the Preserver Alternative Opportunities Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 99 on August 28, 2020.)

(e)(28)	Distribution Agreement dated December 31, 2019 between the Registrant, Meritage Portfolio Management, Inc. and Ultimus Fund Distributors, LLC on behalf of the Meritage Growth Equity Fund, Meritage Value Equity Fund and Meritage Yield-Focus Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 99 on August 28, 2020.)

(e)(29)	Distribution Agreement dated December 31, 2019 between the Registrant, Canterbury Investment Management, LLC and Ultimus Fund Distributors, LLC on behalf of the Canterbury Portfolio Thermostat Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 100 on August 28, 2020.)

(e)(30)	ETF Distribution Agreement dated December 8, 2021 between the Registrant and Northern Lights Distributors, LLC on behalf of the Clockwise Capital Innovation ETF and the Fairlead Tactical Sector Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 121 on December 22, 2021.)

(e)(31)	Amended and Restated Distribution Agreement dated January 28, 2022 between the Registrant, Guardian Capital LP and Ultimus Fund Distributors, LLC on behalf of the Guardian Capital Dividend Growth Fund and Guardian Capital Fundamental Global Equity Fund – (Exhibit incorporated by reference as filed to Registrant’s Post-Effective Amendment No. 123 on January 28, 2022.)

(e)(32)	Schedule B-2 dated March 8, 2022 to the ETF Distribution Agreement dated December 8, 2021 between the Registrant and Northern Lights Distributors, LLC on behalf of the Fairlead Tactical Sector ETF – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 126 on March 8, 2022.)

(f)	Bonus or Profit Sharing Contracts – not applicable.

(g)(1)	Custody Agreement between the Registrant and The Huntington National Bank, on behalf of Meritage Growth Equity Fund, Meritage Value Equity Fund, and Meritage Yield-Focus Equity Fund, (Exhibit incorporated herein by reference as filed to Registrant’s Pre-Effective Amendment No. 1 on Form N-1A/A on December 12, 2013.)

(g)(2)	Custody Agreement between the Registrant and the Huntington National Bank, on behalf of the First Security Municipal Bond Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 5 on May 20, 2015.)

(g)(3)	Form of Custody Agreement between the Registrant and the Huntington National Bank, on behalf of the Fuller & Thaler Behavioral Core Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Pre-Effective Amendment No. 2 on Form N-14/A on September 18, 2015.)

(g)(4)	Form of Custody Agreement between the Registrant and the Huntington National Bank, on behalf of the Preserver Alternative Opportunities Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 11 on November 9, 2015.)

(g)(5)	Custody Agreement between the Registrant and the Huntington National Bank, on behalf of the Canterbury Portfolio Thermostat Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 21 on April 11, 2016.)

(g)(6)	Form of Custody Agreement between the Registrant and Huntington National Bank, on behalf of the Hedeker Strategic Appreciation Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 27 on December 22, 2016.)

(g)(7)	Amended Appendix B to the Custody Agreement between the Registrant and the Huntington National Bank, on behalf of the Fuller & Thaler Behavioral Small-Cap Equity Fund, the Fuller & Thaler Behavioral Small-Cap Growth Fund and the Fuller & Thaler Behavioral Mid-Cap Value Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 40 on December 20, 2017.)

(g)(8)	Custody Agreement between the Registrant and the Huntington National Bank, on behalf of the Reynders, McVeigh Core Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 59 on December 10, 2018.)

(g)(9)	Custody Agreement between the Registrant and the Huntington National Bank, on behalf of the Alta Quality Growth Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 60 on December 19, 2018.)

(g)(10)	Amendment to Appendix B of the Custody Agreement dated December 18, 2018 between the Registrant and the Huntington National Bank on behalf of Fuller & Thaler Behavioral Small-Cap Equity Fund, Fuller & Thaler Behavioral Small-Cap Growth Fund, Fuller & Thaler Behavioral Mid-Cap Value Fund, Fuller & Thaler Behavioral Unconstrained Equity Fund, Fuller & Thaler Behavioral Small-Mid Core Equity Fund, Fuller & Thaler Behavioral Micro-Cap Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 61 on December 19, 2018.)

(g)(11)	Amendment to Appendix D - Fee Schedule of the Custody Agreement dated December 18, 2018 between the Registrant and the Huntington National Bank on behalf of Fuller & Thaler Behavioral Small-Cap Equity Fund, Fuller & Thaler Behavioral Small-Cap Growth Fund, Fuller & Thaler Behavioral Mid-Cap Value Fund, Fuller & Thaler Behavioral Unconstrained Equity Fund, Fuller & Thaler Behavioral Small-Mid Core Equity Fund, Fuller & Thaler Behavioral Micro-Cap Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 61 on December 19, 2018.)

(g)(12)	Custody Agreement between the Registrant and the Huntington National Bank, on behalf of the Guardian Dividend Growth Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 74 on April 16, 2019.)

(g)(13)	Custody Agreement between the Registrant and the Huntington National Bank, on behalf of the Cornerstone Capital Access Impact Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 100 on August 28, 2020.)

(g)(14)	Amendment to Appendix A and Appendix B dated December 12, 2019 of the Custody Agreement dated December 18, 2018 between the Registrant and the Huntington National Bank, on behalf of the Guardian Fundamental Global Equity Fund and the Alta Quality Growth Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 85 on December 16, 2019.)

(g)(15)	Special Custody Account Pledge and Control Agreement between the Registrant, the Huntington National Bank, and Interactive Brokers, LLC on behalf of the Hedeker Strategic Appreciation Fund dated March 19, 2019 – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 86 on December 30, 2019.)

(g)(16)	Amendment to Custody Agreement between the Registrant and The Huntington National Bank on behalf of the Fuller & Thaler Behavioral Small-Cap Equity Fund, the Fuller & Thaler Behavioral Small-Cap Growth Fund, the Fuller & Thaler Behavioral Mid-Cap Value Fund, the Fuller & Thaler Behavioral Unconstrained Equity Fund, the Fuller & Thaler Behavioral Small-Mid Core Equity Fund, and the Fuller & Thaler Behavioral Micro-Cap Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 108 on January 29, 2021.)

(g)(17)	Custodian and Transfer Agent Agreement between the Registrant and Brown Brothers Harriman & Co on behalf of the Clockwise Capital Innovation ETF and the Fairlead Tactical Sector ETF – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 121 on December 22, 2021.)

(g)(18)	Amendment to Custodian and Transfer Agent Agreement between the Registrant and Brown Brothers Harriman & Co on behalf of the Clockwise Capital Innovation ETF and the Fairlead Tactical Sector ETF – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 127 on May 31, 2022).

(h)(1)	Mutual Fund Services Agreement between the Registrant and Huntington Asset Services, Inc., on behalf of Meritage Growth Equity Fund, Meritage Value Equity Fund, and Meritage Yield-Focus Equity Fund, (Exhibit incorporated herein by reference as filed to Registrant’s Pre-Effective Amendment No. 1 on Form N-1A/A on December 12, 2013.)

(h)(2)	Expense Limitation Agreement between the Registrant and Meritage Portfolio Management, Inc. with respect to Meritage Growth Equity Fund, Meritage Value Equity Fund, and Meritage Yield-Focus Equity Fund (Exhibit incorporated herein by reference as filed to Registrant’s Pre-Effective Amendment No. 1 on Form N-1A/A on December 12, 2013.)

(h)(3)	Mutual Fund Services Agreement between the Registrant and Huntington Asset Services, Inc., on behalf of First Security Municipal Bond Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 5 on May 20, 2015.)

(h)(4)	Expense Limitation Agreement between the Registrant and First Security Fund Advisers, Inc. with respect to First Security Municipal Bond Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 5 on May 20, 2015.)

(h)(5)	Mutual Fund Services Agreement between the Registrant and Huntington Asset Services, Inc., on behalf of Fuller & Thaler Behavioral Core Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Pre-Effective Amendment No. 2 on Form N-14/A on September 18, 2015.)

(h)(6)	Expense Limitation Agreement between the Registrant and Fuller & Thaler Asset Management, Inc. with respect to Fuller & Thaler Behavioral Core Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Pre-Effective Amendment No. 2 on Form N-14/A on September 18, 2015.)

(h)(7)	Form of Mutual Fund Services Agreement between the Registrant and Huntington Asset Services, Inc., on behalf of the Preserver Alternative Opportunities Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 11 on November 9, 2015.)

(h)(8)	Form of Expense Limitation Agreement between the Registrant and Preserver Partners, LLC with respect to the Preserver Alternative Opportunities Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 11 on November 9, 2015.)

(h)(9)	Form of Expense Limitation Agreement between the Registrant and Meritage Portfolio Management, Inc. with respect to Meritage Growth Equity Fund, Meritage Value Equity Fund, and Meritage Yield-Focus Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 13 on December 23, 2015.)

(h)(10)	Mutual Fund Services Agreement between the Registrant and Ultimus Asset Services, LLC, on behalf of the Canterbury Portfolio Thermostat Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 21 on April 11, 2016.)

(h)(11)	Expense Limitation Agreement between the Registrant and Canterbury Investment Management, LLC with respect to the Canterbury Portfolio Thermostat Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 21 on April 11, 2016.)

(h)(12)	Expense Limitation Agreement between the Registrant and First Security Fund Advisors, Inc. with respect to the First Security Municipal Bond Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 23 on August 26, 2016.)

(h)(13)	Master Services Agreement between the Registrant and Ultimus Fund Solutions, LLC, on behalf of the Hedeker Strategic Appreciation Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 27 on December 22, 2016.)

(h)(14)	Form of Expense Limitation Agreement between the Registrant and Hedeker Wealth LLC, with respect to the Hedeker Strategic Appreciation Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 27 on December 22, 2016.)

(h)(15)	Form of Compliance Consulting Agreement between the Registrant and Ultimus Fund Solutions, LLC, on behalf of the Hedeker Strategic Appreciation Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 27 on December 22, 2016.)

(h)(16)	Expense Limitation Agreement between the Registrant and Fuller & Thaler Asset Management, Inc. with respect to Fuller & Thaler Behavioral Small-Cap Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 33 on January 30, 2017.)

(h)(17)	Amended and Restated Administrative Services Plan on behalf of the Fuller & Thaler Behavioral Small-Cap Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 33 on January 30, 2017.)

(h)(18)	Form of Expense Limitation Agreement between the Registrant and Meritage Portfolio Management, Inc. with respect to the Meritage Growth Equity Fund, Meritage Value Equity Fund, and Meritage Yield-Focus Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 29 on December 29, 2016.)

(h)(19)	Expense Limitation Agreement between the Registrant and First Security Fund Advisors, Inc. with respect to the First Security Municipal Bond Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 35 on August 25, 2017.)

(h)(20)	First Amendment dated October 1, 2017 to the Master Services Agreement dated December 21, 2016 between the Registrant and Ultimus Fund Solutions, LLC on behalf of the Hedeker Strategic Appreciation Fund and the Fuller & Thaler Behavioral Small-Cap Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 40 on December 20, 2017.)

(h)(21)	Letter Agreement dated November 9, 2017 between the Registrant, Ultimus Fund Solutions, LLC and Fuller & Thaler Asset Management, Inc. to the Master Services Agreement dated December 21, 2016 between the Registrant and Ultimus Fund Solutions, LLC on behalf of the Fuller & Thaler Funds – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 40 on December 20, 2017.)

(h)(22)	First Amendment dated October 1, 2017 to the Compliance Consulting Agreement dated December 21, 2016 between the Registrant and Ultimus Fund Solutions, LLC on behalf of the Hedeker Strategic Appreciation Fund and the Fuller & Thaler Behavioral Small-Cap Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 40 on December 20, 2017.)

(h)(23)	Amended and Restated Administrative Services Plan dated December 20, 2017 on behalf of the Fuller & Thaler Behavioral Small-Cap Equity Fund, the Fuller & Thaler Behavioral Small-Cap Growth Fund and the Fuller & Thaler Behavioral Mid-Cap Value Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 40 on December 20, 2017.)

(h)(24)	Expense Limitation Agreement effective December 20, 2017 between the Registrant and Fuller & Thaler Asset Management, Inc. with respect to Fuller & Thaler Behavioral Small-Cap Equity Fund, the Fuller & Thaler Behavioral Small-Cap Growth Fund and the Fuller & Thaler Behavioral Mid-Cap Value Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 40 on December 20, 2017.)

(h)(25)	Second Amendment dated December 14, 2017 to the Master Services Agreement dated December 21, 2016 between the Registrant and Ultimus Fund Solutions, LLC, on behalf of the Hedeker Strategic Appreciation Fund, the Fuller & Thaler Behavioral Small-Cap Equity Fund, the Fuller & Thaler Behavioral Small-Cap Growth Fund and the Fuller & Thaler Behavioral Mid-Cap Value Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 40 on December 20, 2017.)

(h)(26)	Second Amendment dated December 14, 2017 to the Compliance Consulting Agreement dated December 21, 2016 between the Registrant and Ultimus Fund Solutions, LLC, on behalf of the Hedeker Strategic Appreciation Fund, the Fuller & Thaler Behavioral Small-Cap Equity Fund, the Fuller & Thaler Behavioral Small-Cap Growth Fund and the Fuller & Thaler Behavioral Mid-Cap Value Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 40 on December 20, 2017.)

(h)(27)	Expense Limitation Agreement between the Registrant and Preserver Partners, LLC with respect to the Preserver Alternative Opportunities Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 42 on December 28, 2017.)

(h)(28)	Expense Limitation Agreement between the Registrant and Meritage Portfolio Management, Inc. with respect to the Meritage Growth Equity Fund, the Meritage Value Equity Fund and the Meritage Yield-Focus Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 43 on December 29, 2017.)

(h)(29)	Expense Limitation Agreement between the Registrant and Meritage Portfolio Management, Inc. with respect to the Meritage Growth Equity Fund, the Meritage Value Equity Fund and the Meritage Yield-Focus Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 49 on June 4, 2018.)

(h)(30)	Expense Limitation Agreement between the Registrant and Canterbury Investment Management, LLC with respect to the Canterbury Portfolio Thermostat Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 51 on August 27, 2018.)

(h)(31)	Amendment to Mutual Fund Services Agreement between the Registrant and Ultimus Asset Services, LLC on behalf of the Canterbury Portfolio Thermostat Fund dated June 14, 2018 – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 51 on August 27, 2018.)

(h)(32)	Expense Limitation Agreement between the Registrant and First Security Fund Advisers, Inc. with respect to the First Security Municipal Bond Fund – (Exhibit incorporated herein by referenced as filed to Registrant’s Post-Effective Amendment No. 52 on August 27, 2018.)

(h)(33)	Amendment to Mutual Fund Services Agreement between the Registrant and Ultimus Asset Services, LLC on behalf of the First Security Municipal Bond Fund dated June 14, 2018 – (Exhibit incorporated herein by referenced as filed to Registrant’s Post-Effective Amendment No. 52 on August 27, 2018.)

(h)(34)	Administrative Services Plan dated December 10, 2018 on behalf of the Reynders McVeigh Core Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 59 on December 10, 2018.)

(h)(35)	Expense Limitation Agreement between the Registrant and Reynders, McVeigh Capital Management, LLC with respect to the Reynders, McVeigh Core Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 59 on December 10, 2018.)

(h)(36)	Amendment dated December 10, 2018 to the Master Services Agreement dated December 21, 2016 between the Registrant and Ultimus Fund Solutions, LLC, on behalf of the Reynders, McVeigh Core Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 59 on December 10, 2018.)

(h)(37)	Amendment dated December 10, 2018 to the Compliance Consulting Agreement dated December 21, 2016 between the Registrant and Ultimus Fund Solutions, LLC, on behalf of the Reynders, McVeigh Core Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 59 on December 10, 2018.)

(h)(38)	Expense Limitation Agreement between the Registrant and Alta Capital Management, LLC with respect to the Alta Quality Growth Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 60 on December 19, 2018.)

(h)(39)	Amendment dated December 18, 2018 to the Master Services Agreement dated December 21, 2016 between the Registrant and Ultimus Fund Solutions, LLC, on behalf of the Alta Quality Growth Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 60 on December 19, 2018.)

(h)(40)	Amendment dated December 18, 2018 to the Compliance Consulting Agreement dated December 21, 2016 between the Registrant and Ultimus Fund Solutions, LLC, on behalf of the Alta Quality Growth Fund, Fuller & Thaler Behavioral Small-Cap Equity Fund, Fuller & Thaler Behavioral Small-Cap Growth Fund, Fuller & Thaler Behavioral Mid-Cap Value Fund, Fuller & Thaler Behavioral Unconstrained Equity Fund, Fuller & Thaler Behavioral Small-Mid Core Equity Fund, Fuller & Thaler Behavioral Micro-Cap Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 60 on December 19, 2018.)

(h)(41)	Amended and Restated Administrative Services Plan dated December 18, 2018 on behalf of the Fuller & Thaler Behavioral Small-Cap Equity Fund, Fuller & Thaler Behavioral Small-Cap Growth Fund, Fuller & Thaler Behavioral Mid-Cap Value Fund, Fuller & Thaler Behavioral Unconstrained Equity Fund, Fuller & Thaler Behavioral Small-Mid Core Equity Fund, Fuller & Thaler Behavioral Micro-Cap Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 61 on December 19, 2018.)

(h)(42)	Expense Limitation Agreement effective December 19, 2018 between the Registrant and Fuller & Thaler Asset Management, Inc. with respect to the Fuller & Thaler Behavioral Small-Cap Equity Fund, Fuller & Thaler Behavioral Small-Cap Growth Fund, Fuller & Thaler Behavioral Mid-Cap Value Fund, Fuller & Thaler Behavioral Unconstrained Equity Fund, Fuller & Thaler Behavioral Small-Mid Core Equity Fund, Fuller & Thaler Behavioral Micro-Cap Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 61 on December 19, 2018.)

(h)(43)	Amendment dated December 19, 2018 to the Master Services Agreement dated December 21, 2016 between the Registrant and Ultimus Fund Solutions, LLC, on behalf of the Fuller & Thaler Behavioral Small-Cap Equity Fund, Fuller & Thaler Behavioral Small-Cap Growth Fund, Fuller & Thaler Behavioral Mid-Cap Value Fund, Fuller & Thaler Behavioral Unconstrained Equity Fund, Fuller & Thaler Behavioral Small-Mid Core Equity Fund, Fuller & Thaler Behavioral Micro-Cap Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 61 on December 19, 2018.)

(h)(44)	Expense Limitation Agreement between the Registrant and Hedeker Wealth, LLC on behalf of the Hedeker Strategic Appreciation Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 64 on December 31, 2018).

(h)(45)	Expense Limitation Agreement dated December 31, 2018 between the Registrant and Preserver Partners, LLC on behalf of the Preserver Alternative Opportunities Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 62 on December 28, 2018.)

(h)(46)	Amended and Restated Expense Limitation Agreement dated December 18, 2018 between the Registrant and Meritage Portfolio Management, Inc. on behalf of the Meritage Growth Equity Fund, the Meritage Value Equity Fund and the Meritage Yield-Focus Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 63 on December 28, 2018.)

(h)(47)	Expense Limitation Agreement (form of) between the Registrant and Guardian Capital LP with respect to the Guardian Dividend Growth Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 74 on April 16, 2019.)

(h)(48)	Amendment dated March 14, 2019 to the Master Services Agreement dated December 21, 2016 between the Registrant and Ultimus Fund Solutions, LLC, on behalf of the Guardian Dividend Growth Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 74 on April 16, 2019.)

(h)(49)	Amendment dated March 14, 2019 to the Compliance Consulting Agreement dated December 21, 2016 between the Registrant and Ultimus Fund Solutions, LLC, on behalf of the Guardian Dividend Growth Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 74 on April 16, 2019.)

(h)(50)	Revolving Credit Agreement between the Registrant and The Huntington National Bank on behalf of the Hedeker Strategic Appreciation Fund dated March 15, 2019 – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 74 on April 16, 2019.)

(h)(51)	Expense Limitation Agreement between the Registrant and Canterbury Investment Management, LLC with respect to the Canterbury Portfolio Thermostat Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 77 on August 28, 2019.)

(h)(52)	Expense Limitation Agreement between the Registrant and Cornerstone Capital Inc. with respect to the Cornerstone Capital Access Impact Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 81 on October 1, 2019.)

(h)(53)	Amendment dated September 10, 2019 to the Master Services Agreement dated December 21, 2016 between the Registrant and Ultimus Fund Solutions, LLC, on behalf of the Cornerstone Capital Access Impact Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 81 on October 1, 2019.)

(h)(54)	Amendment dated September 10, 2019 to the Compliance Consulting Agreement dated December 21, 2016 between the Registrant and Ultimus Fund Solutions, LLC, on behalf of the Cornerstone Capital Access Impact Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 81 on October 1, 2019.)

(h)(55)	Expense Limitation Agreement dated December 12, 2019 between the Registrant and Alta Capital, LLC with respect to the Guardian Fundamental Global Equity Fund and the Alta Quality Growth Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 85 on December 16, 2019.)

(h)(56)	Amendment dated December 12, 2019 to the Master Services Agreement dated December 21, 2016 between the Registrant and Ultimus Fund Solutions, LLC, on behalf of the Guardian Fundamental Global Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 85 on December 16, 2019.)

(h)(57)	Amendment dated December 12, 2019 to the Compliance Consulting Agreement dated December 21, 2016 between the Registrant and Ultimus Fund Solutions, LLC, on behalf of the Guardian Fundamental Global Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 85 on December 16, 2019.)

(h)(58)	SEC Jurisdictional Documents – Representations of Alta Capital Management, LLC and GuardCap Asset Management Limited dated March 18, 2019 – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 85 on December 16, 2019.)

(h)(59)	Participating Affiliate Memorandum of Understanding between and among Alta Capital Management, LLC, Guardian Capital LP and GuardCap Asset Management Limited dated November 27, 2019 – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 85 on December 16, 2019.)

(h)(60)	Expense Limitation Agreement dated December 12, 2019 and effective December 31, 2019 between the Registrant and Hedeker Wealth, LLC with respect to the Hedeker Strategic Appreciation Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 86 on December 30, 2019.)

(h)(61)	Amendment No. 1 to Revolving Credit Agreement between the Registrant and The Huntington National Bank on behalf of the Hedeker Strategic Appreciation Fund dated August 12, 2019 – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 86 on December 30, 2019.)

(h)(62)	Amendment dated June 14, 2018 to the Master Services Agreement dated December 21, 2016 between the Registrant and Ultimus Fund Solutions, LLC, on behalf of the Hedeker Strategic Appreciation Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 87 on December 30, 2019.)

(h)(63)	Amendment dated March 14, 2019 to the Master Services Agreement dated December 21, 2016 between the Registrant and Ultimus Fund Solutions, LLC, on behalf of the Hedeker Strategic Appreciation Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 87 on December 30, 2019.)

(h)(64)	Expense Limitation Agreement dated December 12, 2019 and effective December 31, 2019 between the Registrant and Meritage Portfolio Management, Inc. on behalf of the Meritage Growth Equity Fund, the Meritage Value Equity Fund and the Meritage Yield-Focus Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 87 on December 30, 2019.)

(h)(65)	Amendment dated June 14, 2018 to the Mutual Fund Services Agreement dated November 19, 2013 between the Registrant and Ultimus Asset Services, LLC on behalf of the Meritage Growth Equity Fund, the Meritage Value Equity Fund and the Meritage Yield-Focus Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 87 on December 30, 2019.)

(h)(66)	Amendment dated March 14, 2019 to the Mutual Fund Services Agreement dated November 19, 2013 between the Registrant and Ultimus Asset Services, LLC on behalf of the Meritage Growth Equity Fund, the Meritage Value Equity Fund and the Meritage Yield-Focus Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 87 on December 30, 2019.)

(h)(67)	Amendment dated March 14, 2019 to the Mutual Fund Services Agreement dated July 1, 2016 between the Registrant and Ultimus Asset Services, LLC on behalf of the Canterbury Portfolio Thermostat Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 87 on December 30, 2019.)

(h)(68)	Amendment dated June 14, 2018 to the Mutual Fund Services Agreement dated March 1, 2016 between the Registrant and Ultimus Asset Services, LLC on behalf of the Preserver Alternative Opportunities Fund – (Exhibit incorporated hereby by reference as filed to Registrant’s Post- Effective Amendment No. 88 on December 30, 2019.)

(h)(69)	Amendment dated December 31, 2018 to the Mutual Fund Services Agreement dated March 1, 2016 between the Registrant and Ultimus Asset Services, LLC on behalf of the Preserver Alternative Opportunities Fund – (Exhibit incorporated hereby by reference as filed to Registrant’s Post- Effective Amendment No. 88 on December 30, 2019.)

(h)(70)	Amendment dated March 14, 2019 to the Mutual Fund Services Agreement dated March 1, 2016 between the Registrant and Ultimus Asset Services, LLC on behalf of the Preserver Alternative Opportunities Fund – (Exhibit incorporated hereby by reference as filed to Registrant’s Post- Effective Amendment No. 88 on December 30, 2019.)

(h)(71)	Expense Limitation Agreement dated December 12, 2019, and effective February 1, 2020 between the Registrant and Fuller & Thaler Asset Management, Inc. with respect to the Fuller & Thaler Behavioral Small-Cap Equity Fund, Fuller & Thaler Behavioral Small-Cap Growth Fund, Fuller & Thaler Behavioral Mid-Cap Value Fund, Fuller & Thaler Behavioral Unconstrained Equity Fund, Fuller & Thaler Behavioral Small-Mid Core Equity Fund, and Fuller & Thaler Behavioral Micro-Cap Equity Fund – (Exhibit incorporated hereby by reference as filed to Registrant’s Post-Effective Amendment No. 94 on January 28, 2020.)

(h)(72)	Participating Fund Agreement (form of) between the Registrant and ReFlow Fund, LLC on behalf of the Fuller & Thaler Behavioral Small-Cap Equity Fund, Fuller & Thaler Behavioral Small-Cap Growth Fund, Fuller & Thaler Behavioral Mid-Cap Value Fund, Fuller & Thaler Behavioral Unconstrained Equity Fund, Fuller & Thaler Behavioral Small-Mid Core Equity Fund, and Fuller & Thaler Behavioral Micro-Cap Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 94 on January 28, 2020.)

(h)(73)	Expense Limitation Agreement dated January 31, 2020 between the Registrant and Reynders, McVeigh Capital Management, LLC with respect to the Reynders, McVeigh Core Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 97 on May 29, 2020.)

(h)(74)	Amended and Restated Expense Limitation Agreement dated February 28, 2020 between the Registrant and Reynders, McVeigh Capital Management, LLC with respect to the Reynders, McVeigh Core Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 97 on May 29, 2020.)

(h)(75)	Expense Limitation Agreement dated August 31, 2020 between the Registrant and Guardian Capital LP with respect to the Guardian Dividend Growth Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 99 on August 28, 2020.)

(h)(76)	Fourteenth Amendment dated January 1, 2020 to the Master Services Agreement dated December 21, 2016 between the Registrant and Ultimus Fund Solutions, LLC – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 99 on August 28, 2020.)

(h)(77)	Fifteenth Amendment dated January 1, 2020 to the Master Services Agreement dated December 21, 2016 between the Registrant and Ultimus Fund Solutions, LLC on behalf of the Hedeker Strategic Appreciation Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 99 on August 28, 2020.)

(h)(78)	Sixteenth Amendment dated January 1, 2020 to the Master Services Agreement dated December 21, 2016 between the Registrant and Ultimus Fund Solutions, LLC on behalf of the Fuller & Thaler Behavioral Small-Cap Equity Fund, Fuller & Thaler Behavioral Small-Cap Growth Fund, Fuller & Thaler Behavioral Mid-Cap Value Fund, Fuller & Thaler Behavioral Unconstrained Equity Fund, Fuller & Thaler Behavioral Small-Mid Core Equity Fund, and Fuller & Thaler Behavioral Micro-Cap Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 99 on August 28, 2020.)

(h)(79)	Seventeenth Amendment dated January 1, 2020 to the Master Services Agreement dated December 21, 2016 between the Registrant and Ultimus Fund Solutions, LLC on behalf of the Reynders, McVeigh Core Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 99 on August 28, 2020.)

(h)(80)	Eighteenth Amendment dated January 1, 2020 to the Master Services Agreement dated December 21, 2016 between the Registrant and Ultimus Fund Solutions, LLC on behalf of the Alta Quality Growth Fund and Guardian Fundamental Global Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 99 on August 28, 2020.)

(h)(81)	Nineteenth Amendment dated January 1, 2020 to the Master Services Agreement dated December 21, 2016 between the Registrant and Ultimus Fund Solutions, LLC on behalf of the Guardian Dividend Growth Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 99 on August 28, 2020.)

(h)(82)	Twentieth Amendment dated January 1, 2020 to the Master Services Agreement dated December 21, 2016 between the Registrant and Ultimus Fund Solutions, LLC on behalf of the Cornerstone Capital Access Impact Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 99 on August 28, 2020.)

(h)(83)	Amendment dated January 1, 2020 to the Mutual Fund Services Agreement dated March 1, 2016 between the Registrant and Ultimus Asset Services, LLC on behalf of the Preserver Alternative Opportunities Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 99 on August 28, 2020.)

(h)(84)	Amendment dated January 1, 2020 to the Mutual Fund Services Agreement dated November 19, 2013 between the Registrant and Ultimus Asset Services, LLC on behalf of the Meritage Growth Equity Fund, Meritage Value Equity Fund and Meritage Yield-Focus Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 99 on August 28, 2020.)

(h)(85)	Amendment dated January 1, 2020 to the Mutual Fund Services Agreement dated July 1, 2016 between the Registrant and Ultimus Asset Services, LLC on behalf of the Canterbury Portfolio Thermostat Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 100 on August 28, 2020.)

(h)(86)	Twenty-first Amendment dated October 1, 2020 to the Master Services Agreement dated December 21, 2016 between the Registrant and Ultimus Fund Solutions, LLC on behalf of the Fuller & Thaler Behavioral Small-Cap Equity Fund, Fuller & Thaler Behavioral Small-Cap Growth Fund, Fuller & Thaler Behavioral Mid-Cap Value Fund, Fuller & Thaler Behavioral Unconstrained Equity Fund, Fuller & Thaler Behavioral Small-Mid Core Equity Fund, and Fuller & Thaler Behavioral Micro-Cap Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 108 on January 29, 2021.)

(h)(87)	Expense Limitation Agreement effective January 31, 2021 between the Registrant and Fuller & Thaler Asset Management, Inc. with respect to the Fuller & Thaler Behavioral Small-Cap Equity Fund, Fuller & Thaler Behavioral Small-Cap Growth Fund, Fuller & Thaler Behavioral Mid-Cap Value Fund, Fuller & Thaler Behavioral Unconstrained Equity Fund, Fuller & Thaler Behavioral Small-Mid Core Equity Fund, and Fuller & Thaler Behavioral Micro-Cap Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 108 on January 29, 2021.)

(h)(88)	Securities Lending Agency Agreement between the Registrant and BMO Harris Bank, N.A. on behalf of the Fuller & Thaler Behavioral Small-Cap Equity Fund, Fuller & Thaler Behavioral Small-Cap Growth Fund, Fuller & Thaler Behavioral Mid-Cap Value Fund, Fuller & Thaler Behavioral Unconstrained Equity Fund, Fuller & Thaler Behavioral Small-Mid Core Equity Fund, and Fuller & Thaler Behavioral Micro-Cap Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 112 on May 28, 2021.)

(h)(89)	Expense Limitation Agreement dated December 31, 2020 between the Registrant and Preserver Partners, LLC on behalf of the Preserver Alternative Opportunities Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 104 on December 29, 2020).

(h)(90)	Expense Limitation Agreement dated December 9, 2020, and effective January 31, 2021 between the Registrant and Alta Capital Management, LLC with respect to the Alta Quality Growth Fund and the Guardian Fundamental Global Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 106 on January 28, 2021).

(h)(91)	Amended and Restated Expense Limitation Agreement dated March 17, 2021, and effective as of May 31, 2021, between the Registrant and Reynders, McVeigh Capital Management, LLC with respect to the Reynders, McVeigh Core Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 112 on May 28, 2021.)

(h)(92)	Twenty-second Amendment dated March 18, 2021 to the Master Services Agreement dated December 21, 2016 between the Registrant and Ultimus Fund Solutions, LLC on behalf of the Canterbury Portfolio Thermostat Fund and the Preserver Alternative Opportunities Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 112 on May 28, 2021.)

(h)(93)	Amendment dated March 18, 2021 to the Compliance Consulting Agreement dated December 21, 2016 between the Registrant and Ultimus Fund Solutions, LLC, on behalf of the Canterbury Portfolio Thermostat Fund and Preserver Alternative Opportunities Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 112 on May 28, 2021.)

(h)(94)	Expense Limitation Agreement dated August 31, 2021 between the Registrant and Guardian Capital LP with respect to the Guardian Capital Dividend Growth Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 115 on August 27, 2021).

(h)(95)	Consulting Agreement for compliance services dated December 8, 2021 between the Registrant and Northern Lights Compliance Services, LLC, on behalf of the Clockwise Capital Innovation ETF and the Fairlead Tactical Sector ETF – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 121 on December 22, 2021.)

(h)(96)	ETF Master Services Agreement dated December 8, 2021 between the Registrant and Ultimus Fund Solutions, LLC, on behalf of the Clockwise Capital Innovation ETF and the Fairlead Tactical Sector ETF – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 121 on December 22, 2021.)

(h)(97)	Form of Authorized Participant Agreement between the Registrant, Northern Lights Distributors, LLC and a participant – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 121 on December 22, 2021.)

(h)(98)	Expense Limitation Agreement dated December 31, 2021 between the Registrant and Preserver Partners, LLC on behalf of the Preserver Alternative Opportunities Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 122 on December 29, 2021.)

(h)(99)	Expense Limitation Agreement dated January 28, 2022 between the Registrant and Guardian Capital LP on behalf of the Guardian Capital Fundamental Global Equity Fund – (Exhibit incorporated by reference as filed to Registrant’s Post-Effective Amendment No. 123 on January 28, 2022.)

(h)(100)	Expense Limitation Agreement dated January 8, 2021 and effective January 31, 2022 between the Registrant and Alta Capital Management, LLC on behalf of the Alta Quality Growth Fund – (Exhibit incorporated by reference as filed to Registrant’s Post-Effective Amendment No. 123 on January 28, 2022.)

(h)(101)	Twenty-third Amendment dated December 18, 2021 to the Master Services Agreement dated December 21, 2016 between the Registrant and Ultimus Fund Solutions, LLC on behalf of the Alta Quality Growth Fund, Guardian Capital Dividend Growth Fund and Guardian Capital Fundamental Global Equity Fund – (Exhibit incorporated by reference as filed to Registrant’s Post-Effective Amendment No. 123 on January 28, 2022.)

(h)(102)	Assignment of Securities Lending Agency Agreement among the Registrant, BMO Harris Bank N.A. and Fuller & Thaler Asset Management, Inc. – (Exhibit incorporated by reference as filed to Registrant’s Post-Effective Amendment No. 124 on January 28, 2022.)

(h)(103)	Expense Limitation Agreement dated January 28, 2022 between the Registrant and Fuller & Thaler Asset Management, Inc. with respect to the Fuller & Thaler Behavioral Small-Cap Equity Fund, Fuller & Thaler Behavioral Small-Cap Growth Fund, Fuller & Thaler Behavioral Mid-Cap Value Fund, Fuller & Thaler Behavioral Unconstrained Equity Fund, Fuller & Thaler Behavioral Small-Mid Core Equity Fund, and Fuller & Thaler Behavioral Micro-Cap Equity Fund – (Exhibit incorporated by reference as filed to Registrant’s Post-Effective Amendment No. 124 on January 28, 2022.)

(h)(104)	Fund Accounting Fee Letter and Fund Administration Fee Letter dated March 8, 2022 to the ETF Master Services Agreement dated December 8, 2021 between the Registrant and Ultimus Fund Solutions, LLC, on behalf of the Fairlead Tactical Sector ETF – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 126 on March 8, 2022.)

(h)(105)	Amended and Restated Expense Limitation Agreement dated March 7, 2022, and effective as of May 31, 2022, between the Registrant and Reynders, McVeigh Capital Management, LLC with respect to the Reynders, McVeigh Core Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 127 on May 31, 2022).

(h)(106)	Derivatives Risk Management Program Support Services Addendum between the Registrant and Ultimus Fund Solutions, LLC on behalf of the Preserver Alternative Opportunities Fund, dated June 23, 2022 – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 128 on August 26, 2022).

(h)(107)	Fee Waiver Amendment dated August 1, 2022 to the Master Services Agreement between the Registrant and Ultimus Fund Solutions, LLC on behalf of the Preserver Alternative Opportunities Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 128 on August 26, 2022).

(h)(108)	Expense Limitation Agreement dated December 31, 2022 between the Registrant and Preserver Partners, LLC on behalf of the Preserver Alternative Opportunities Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 129 on December 29, 2022).

(h)(109)	Amended and Restated Consulting Agreement for compliance services dated September 14, 2022 between the Registrant and Northern Lights Compliance Services, LLC – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 129 on December 29, 2022).

(h)(110)	Expense Limitation Agreement dated December 8, 2022 and effective January 31, 2023 between the Registrant and Alta Capital Management, LLC on behalf of the Alta Quality Growth Fund – filed herewith.

(h)(111)	Expense Limitation Agreement dated January 31, 2023 between the Registrant and Guardian Capital LP on behalf of the Guardian Capital Fundamental Global Equity Fund – filed herewith.

(h)(112)	Expense Limitation Agreement dated January 31, 2023 between the Registrant and Guardian Capital LP on behalf of the Guardian Capital Dividend Growth Fund – filed herewith.

(i)(1)	Opinion and Consent of Counsel by Bernstein, Shur, Sawyer & Nelson, P.A. (Exhibit incorporated herein by reference as filed to Registrant’s Pre-Effective Amendment No. 1 on Form N-1A/A on December 12, 2013.)

(i)(2)	Opinion and Consent of Counsel by Bernstein, Shur, Sawyer & Nelson, P.A. – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 5 on May 20, 2015.)

(i)(3)	Opinion of Keating, Muething & Klekamp PLL as to the legality of the securities registered with regard to the Fuller & Thaler Behavioral Core Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 9 on October 13, 2015.)

(i)(4)	Opinion of Keating, Muething & Klekamp PLL as to the legality of the securities registered with regard to the Preserver Alternative Opportunities Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 11 on November 9, 2015.)

(i)(5)	Opinion of counsel as to the legality of the securities registered with regard to the Canterbury Portfolio Thermostat Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 21 on April 11, 2016.)

(i)(6)	Opinion of counsel as to the legality of the securities registered with regard to the Hedeker Strategic Appreciation Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 27 on December 22, 2016.)

(i)(7)	Opinion of counsel as to the legality of the securities registered with regard to the Fuller & Thaler Behavioral Small-Cap Growth Fund and the Fuller & Thaler Behavioral Mid-Cap Value Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 40 on December 20, 2017.)

(i)(8)	Opinion of counsel as to the legality of the securities registered with regard to the Reynders, McVeigh Core Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 59 on December 10, 2018.)

(i)(9)	Opinion of counsel as to the legality of the securities registered with regard to the Alta Quality Growth Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 60 on December 19, 2018.)

(i)(10)	Opinion of counsel as to the legality of the securities registered with regard to the Fuller & Thaler Behavioral Small-Cap Equity Fund, Fuller & Thaler Behavioral Small-Cap Growth Fund, Fuller & Thaler Behavioral Mid-Cap Value Fund, Fuller & Thaler Behavioral Unconstrained Equity Fund, Fuller & Thaler Behavioral Small-Mid Core Equity Fund, Fuller & Thaler Behavioral Micro-Cap Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 61 on December 19, 2018.)

(i)(11)	Opinion of counsel as to the legality of the securities registered with regard to the Guardian Dividend Growth Fund - (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 74 on April 16, 2019.)

(i)(12)	Opinion of counsel as to the legality of the securities registered with regard to the Cornerstone Capital Access Impact Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 81 on October 1, 2019.)

(i)(13)	Opinion of counsel as to the legality of the securities registered with regard to the Guardian Fundamental Global Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 85 on December 16, 2019.)

(i)(14)	Opinion of counsel as to the legality of the securities registered with regard to the Fuller & Thaler Behavioral Mid-Cap Value Fund, Fuller & Thaler Behavioral Unconstrained Equity Fund, Fuller & Thaler Behavioral Small-Mid Core Equity Fund, Fuller & Thaler Behavioral Micro-Cap Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 108 on January 29, 2021.)

(i)(15)	Opinion of counsel as to the legality of the securities registered with regard to the Clockwise Capital Innovation ETF – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 121 on December 22, 2021.)

(i)(16)	Opinion of counsel as to the legality of the securities registered with regard to the Fairlead Tactical Sector ETF – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 126 on March 8, 2022.)

(j)(1)	Consent of independent registered public accounting firm – filed herewith.

(j)(2)	Consent of Adviser Compliance Associates, LLC – filed herewith.

(k)	Omitted Financial Statements – not applicable.

(l)	Subscription Agreement (Exhibit incorporated herein by reference as filed to Registrant’s Pre-Effective Amendment No. 1 on Form N-1A/A on December 12, 2013.)

(m)(1)	Rule 12b-1 Plan for Investor Shares of Meritage Growth Equity Fund, Meritage Value Equity Fund, and Meritage Yield-Focus Equity Fund (Exhibit incorporated herein by reference as filed to Registrant’s Pre-Effective Amendment No. 1 on Form N-1A/A on December 12, 2013.)

(m)(2)	Rule 12b-1 Plan for A Shares of First Security Municipal Bond Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 5 on May 20, 2015.)

(m)(3)	Rule 12b-1 Plan for A Shares of Fuller & Thaler Behavioral Core Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Pre-Effective Amendment No. 2 on Form N-14/A on September 18, 2015.)

(m)(4)	Form of Rule 12b-1 Plan for Retail Shares of Preserver Alternative Opportunities Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 11 on November 9, 2015.)

(m)(5)	Amended and Restated Rule 12b-1 Plan for Investor Shares of Meritage Growth Equity Fund, Meritage Value Equity Fund, and Meritage Yield-Focus Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 16 on January 27, 2016.)

(m)(6)	Amended and Restated Rule 12b-1 Plan for A Shares of First Security Municipal Bond Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 16 on January 27, 2016.)

(m)(7)	Amended and Restated Rule 12b-1 Plan for A Shares of Fuller & Thaler Behavioral Core Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 16 on January 27, 2016.)

(m)(8)	Amended and Restated Rule 12b-1 Plan for Retail Shares of Preserver Alternative Opportunities Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 16 on January 27, 2016.)

(m)(9)	Rule 12b-1 Plan for Investor Shares of Canterbury Portfolio Thermostat Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 21 on April 11, 2016.)

(m)(10)	Restated Rule 12b-1 Plan for Investor Shares of Fuller & Thaler Behavioral Small-Cap Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 33 on January 30, 2017.)

(m)(11)	Restated Rule 12b-1 Plan dated December 20, 2017 for Investor Shares of the Fuller & Thaler Behavioral Small-Cap Equity Fund, the Fuller & Thaler Behavioral Small-Cap Growth Fund and the Fuller & Thaler Behavioral Mid-Cap Value Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 40 on December 20, 2017.)

(m)(12)	Restated Rule 12b-1 Plan dated December 18, 2018 for A Shares, C Shares and Investor Shares of the Fuller & Thaler Behavioral Small-Cap Equity Fund, Fuller & Thaler Behavioral Small-Cap Growth Fund, Fuller & Thaler Behavioral Mid-Cap Value Fund, Fuller & Thaler Behavioral Unconstrained Equity Fund, Fuller & Thaler Behavioral Small-Mid Core Equity Fund, Fuller & Thaler Behavioral Micro-Cap Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 61 on December 19, 2018.)

(m)(13)	Restated Rule 12b-1 Plan dated December 9, 2020 for A Shares, C Shares and Investor Shares of the Fuller & Thaler Behavioral Small-Cap Equity Fund, Fuller & Thaler Behavioral Small-Cap Growth Fund, Fuller & Thaler Behavioral Mid-Cap Value Fund, Fuller & Thaler Behavioral Unconstrained Equity Fund, Fuller & Thaler Behavioral Small-Mid Core Equity Fund, and Fuller & Thaler Behavioral Micro-Cap Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 108 on January 29, 2021.)

(n)(1)	Rule 18f-3 Plan for Meritage Growth Equity Fund, Meritage Value Equity Fund, and Meritage Yield-Focus Equity Fund (Exhibit incorporated herein by reference as filed to Registrant’s Pre-Effective Amendment No. 1 on Form N-1A/A on December 12, 2013.)

(n)(2)	Rule 18f-3 Plan for First Security Municipal Bond Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 5 on May 20, 2015.)

(n)(3)	Rule 18f-3 Plan for Fuller & Thaler Behavioral Core Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Pre-Effective Amendment No. 2 on Form N-14/A on September 18, 2015.)

(n)(4)	Rule 18f-3 Plan for Preserver Alternative Opportunities Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 11 on November 9, 2015.)

(n)(5)	Rule 18f-3 Plan for Canterbury Portfolio Thermostat Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 21 on April 11, 2016.)

(n)(6)	Amended and Restated Rule 18f-3 Plan for Fuller & Thaler Behavioral Small-Cap Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 33 on January 30, 2017.)

(n)(7)	Amended and Restated Rule 18f-3 Plan dated December 20, 2017 for the Fuller & Thaler Behavioral Small-Cap Equity Fund, the Fuller & Thaler Behavioral Small-Cap Growth Fund and the Fuller & Thaler Behavioral Mid-Cap Value Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 40 on December 20, 2017.)

(n)(8)	Amended and Restated Rule 18f-3 Plan dated December 18, 2018 for the Fuller & Thaler Behavioral Small-Cap Equity Fund, Fuller & Thaler Behavioral Small-Cap Growth Fund, Fuller & Thaler Behavioral Mid-Cap Value Fund, Fuller & Thaler Behavioral Unconstrained Equity Fund, Fuller & Thaler Behavioral Small-Mid Core Equity Fund, Fuller & Thaler Behavioral Micro-Cap Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 61 on December 19, 2018.)

(o)	Reserved.

(p)(1)	Code of Ethics for the Registrant (Exhibit incorporated herein by reference as filed to Registrant’s Pre-Effective Amendment No. 1 on Form N-1A/A on December 12, 2013.)

(p)(2)	Code of Ethics of Meritage Portfolio Management, Inc. dated September 16, 2019 – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 87 on December 30, 2019.)

(p)(3)	Code of Ethics of Unified Financial Securities, Inc. (Exhibit incorporated herein by reference as filed to Registrant’s Pre-Effective Amendment No. 1 on Form N-1A/A on December 12, 2013.)

(p)(4)	Code of Ethics of First Security Fund Advisers, Inc. – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 5 on May 20, 2015.)

(p)(5)	Code of Ethics of Canterbury Investment Management, LLC – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 114 on August 27, 2021.)

(p)(6)	Code of Ethics of Ultimus Fund Distributors, LLC – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 112 on May 28, 2021.)

(p)(7)	Code of Ethics of Reynders, McVeigh Capital Management, LLC – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 127 on May 31, 2022).

(p)(8)	Code of Ethics of Alta Capital Management, LLC as amended September 2021 – (Exhibit incorporated by reference as filed to Registrant’s Post-Effective Amendment No. 123 on January 28, 2022.)

(p)(9)	Code of Ethics of Fuller & Thaler Asset Management, Inc. – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 124 on January 28, 2022.)

(p)(10)	Code of Ethics of Preserver Partners, LLC dated September 2021 – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 122 on December 29, 2021.)

(p)(11)	Code of Ethics of Hedeker Wealth, LLC dated July 2, 2018 – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 64 on December 31, 2018).

(p)(12)	Code of Ethics of Guardian Capital LP – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 115 on August 27, 2021).

(p)(13)	Code of Ethics of Cornerstone Capital Inc. – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 81 on October 1, 2019.)

(p)(14)	Code of Ethics of ARK Investment Management, LLC – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 81 on October 1, 2019.)

(p)(15)	Code of Ethics of Green Alpha Advisors, LLC – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 81 on October 1, 2019.)

(p)(16)	Code of Ethics of KBI Global Investors (North America) Ltd – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 81 on October 1, 2019.)

(p)(17)	Code of Ethics of RBC Global Asset Management (UK) Limited – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 81 on October 1, 2019.)

(p)(18)	Code of Ethics of Schroders Investment Management North America Inc. – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 81 on October 1, 2019.)

(p)(19)	Code of Ethics of Schroders Investment Management North America Limited – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 81 on October 1, 2019.)

(p)(20)	Code of Ethics of GuardCap Asset Management Limited – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 123 on January 28, 2022.)

(p)(21)	Code of Ethics of Clockwise Capital LLC – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 121 on December 22, 2021.)

(p)(22)	Code of Ethics of Cary Street Partners Asset Management LLC – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 126 on March 8, 2022.)

(p)(23)	Code of Ethics of Fairlead Strategies, LLC – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 126 on March 8, 2022.)

(q)(1)	Proxy Voting Policy and Procedures for the Registrant (Exhibit incorporated herein by reference as filed to Registrant’s Pre-Effective Amendment No. 1 on Form N-1A/A on December 12, 2013.)

(q)(2)	Proxy Voting Policy and Procedures of Meritage Portfolio Management, Inc. dated August 2016 – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 63 on December 28, 2018.)

(q)(3)	Proxy Voting Policy and Procedures for First Security Fund Advisers, Inc. – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 5 on May 20, 2015.)

(q)(4)	Proxy Voting Policy and Procedures of Fuller & Thaler Asset Management, Inc. – (Exhibit incorporated by reference as filed to Registrant’s Post-Effective Amendment No. 124 on January 28, 2022.)

(q)(5)	Proxy Voting Policy and Procedures of Preserver Partners, LLC – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 129 on December 29, 2022.)

(q)(6)	Proxy Voting Policy and Procedures of Canterbury Investment Management, LLC – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 114 on August 27, 2021.)

(q)(7)	Proxy Voting Policy of Hedeker Wealth, LLC dated November 13, 2017 – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 64 on December 31, 2018).

(q)(8)	Proxy Voting Policy and Procedures of Reynders, McVeigh Capital Management, LLC – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 127 on May 31, 2022).

(q)(9)	Proxy Voting Policy and Procedures of Alta Capital Management, LLC – (Exhibit incorporated by reference as filed to Registrant’s Post-Effective Amendment No. 123 on January 28, 2022.)

(q)(10)	Proxy Voting Policy and Procedures of Guardian Capital LP - filed herewith

(q)(11)	Proxy Voting Policy and Procedures of Cornerstone Capital Inc. – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 81 on October 1, 2019.)

(q)(12)	Proxy Voting Policy and Procedures of ARK Investment Management, LLC – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 81 on October 1, 2019.)

(q)(13)	Proxy Voting Policy and Procedures of Green Alpha Advisors, LLC – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 81 on October 1, 2019.)

(q)(14)	Proxy Voting Policy and Procedures of KBI Global Investors (North America) Ltd – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 81 on October 1, 2019.)

(q)(15)	Proxy Voting Policy and Procedures of RBC Global Asset Management (UK) Limited – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 81 on October 1, 2019.)

(q)(16)	Proxy Voting Policy and Procedures of Schroders Investment Management North America Inc. – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 81 on October 1, 2019.)

(q)(17)	Proxy Voting Policy and Procedures of Clockwise Capital LLC – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 121 on December 22, 2021.)

(q)(18)	Proxy Voting Policy and Procedures of Cary Street Partners Asset Management LLC – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 126 on March 8, 2022.)

(q)(19)	Reserved.

(q)(20)	Proxy Voting Policy and Procedures of GuardCap Asset Management Limited – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 123 on January 28, 2022.)

(r)(1)	Powers of Attorney for Walter B. Grimm, Mary M. Morrow and R. Jeffrey Young (Exhibit incorporated herein by reference as filed to Registrant’s Pre-Effective Amendment No. 1 on Form N-1A/A on December 12, 2013.)

(r)(2)	Powers of Attorney for Walter B. Grimm, Mary M. Morrow and R. Jeffrey Young – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 23 on August 26, 2016.)

(r)(3)	Powers of Attorney for Robert G. Dorsey, Walter B. Grimm and Mary Madick Morrow – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 35 on August 25, 2017.)

(r)(4)	Powers of Attorney for Robert G. Dorsey, Walter B. Grimm, Mary Madick Morrow, John C. Davis, Lori Kaiser and Janet S. Meeks – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 51 on August 27, 2018.)

(r)(5)	Powers of Attorney for David James, Walter B. Grimm, Mary Madick Morrow, John C. Davis, Lori Kaiser and Janet S. Meeks – (Exhibit incorporated by reference as filed to Registrant’s Post-Effective Amendment No. 111 on March 29, 2021.)

Item 29. Persons Controlled by or under Common Control with the Funds

No person is directly or indirectly controlled by or under common control with the Registrant.

Item 30. Indemnification

(k)	Article VI, Section 6.4 of the Agreement and Declaration of Trust of the Registrant, an Ohio business trust, provides that:

Indemnification of Trustees, Officers, etc. Subject to and except as otherwise provided in the Securities Act of 1933, as amended, and the 1940 Act, the Trust shall indemnify each of its Trustees and officers (including persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (hereinafter referred to as a “Covered Person”) against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants’ and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, and except that no Covered Person shall be indemnified against any liability to the Trust or its Shareholders to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office.

Insofar as indemnification for liabilities may be permitted pursuant to Section 17 of the Investment Company Act of 1940 for Trustees, Officers, and controlling persons of the Registrant by the Registrant pursuant to the Agreement and Declaration of Trust or otherwise, the Registrant is aware of the position of the Securities and Exchange Commission as set forth in Investment Company Act Release No. IC-11330. Therefore, the Registrant undertakes that in addition to complying with the applicable provisions of the Agreement and Declaration of Trust or otherwise, in the absence of a final decision on the merits by a court or other body before which the proceeding was brought, that an indemnification payment will not be made unless in the absence of such a decision, a reasonable determination based upon factual review has been made (i) by a majority vote of a quorum of non-party Trustees who are not interested persons of the Registrant or (ii) by independent legal counsel in a written opinion that the indemnitee was not liable for an act of willful misfeasance, bad faith, gross negligence, or reckless disregard of duties. The Registrant further undertakes that advancement of expenses incurred in the defense of a proceeding (upon undertaking for repayment unless it is ultimately determined that indemnification is appropriate) against an officer, trustee, or controlling person of the Registrant will not be made absent the fulfillment of at least one of the following conditions: (i) the indemnitee provides security for his undertaking; (ii) the Registrant is insured against losses arising by reason of any lawful advances; or (iii) a majority of a quorum of disinterested non-party trustees or independent legal counsel in a written opinion makes a factual determination that there is reason to believe the indemnitee will be entitled to indemnification.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (“Securities Act”) may be permitted to Trustees, officers, and controlling persons of the Registrant by the Registrant pursuant to the Agreement and Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers, or controlling persons of the Registrant in connection with the successful defense of any act, suit, or proceeding) is asserted by such trustees, officers, or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issues.

(b) Section 7 of the Investment Advisory Agreement between the Registrant and each Adviser, on behalf of the Alta Quality Growth Fund, Guardian Capital Dividend Growth Fund and Guardian Capital Fundamental Global Equity Fund provides that:

The Adviser shall indemnify the Trust, each Fund and the Trust’s officers, directors, employees, affiliates and agents (each, a “Trust Indemnitee”) for, and shall defend and hold each Trust Indemnitee harmless from, all losses, costs, damages and expenses (including reasonable legal fees) (collectively, the “Losses”) incurred by the Trust Indemnitee and arising from or in connection with the performance of this Agreement or a Subadvisory Agreement and resulting from the Adviser’s bad faith, willful misfeasance, or negligence in the performance of its duties under this Agreement or a Subadvisory Agreement, the Adviser’s reckless disregard of its duties or obligations under this Agreement or a Subadvisory Agreement, or the breach of its fiduciary duty to the Trust under federal securities laws or state laws; provided, however, no such indemnification shall be required to the extent that the Losses result from the Trust’s bad faith, willful misfeasance, or negligence in the performance of its duties under this Agreement or the Trust’s reckless disregard of its duties or obligations under this Agreement.

The Trust shall indemnify the Adviser, its officers, directors, employees, affiliates and agents (each, an “Adviser Indemnitee”) for, and shall defend and hold each Adviser Indemnitee harmless from all Losses incurred by the Adviser Indemnitee and arising from or in connection with the performance of its duties under this Agreement; provided, however, no such indemnification shall be required to the extent that the Losses result from the Adviser’s bad faith, willful misfeasance, or negligence in the performance of its duties under this Agreement or a Subadvisory Agreement, the Adviser’s reckless disregard of its duties or obligations under this Agreement or a Subadvisory Agreement, or the Adviser’s breach of its fiduciary duty under federal securities laws and state law.

Upon the assertion of a claim for which a party may be required to indemnify an Trust Indemnitee or an Adviser Indemnity (each, an “Indemnitee”), the Indemnitee must promptly notify the indemnifying party of such assertion, and shall keep the indemnifying party advised with respect to all developments concerning such claim. The indemnifying party shall have the option to participate with the Indemnitee in the defense of such claim or to defend against said claim in its own name or in the name of the Indemnitee. The Indemnitee shall in no case confess any claim or make any compromise in any case in which the indemnifying party may be required to indemnify it except with the indemnifying party’s prior written consent, which shall not be unreasonably withheld, conditioned or delayed; notwithstanding Sections 7(a) and 7(b) hereof, in the event the Indemnitee has not secured such consent from the indemnifying party, the indemnifying party shall have no obligation to indemnify the Indemnitee.

Sections 4.3 through 4.5 of the Distribution Agreement between the Registrant and Ultimus Fund Distributors, LLC provide that:

Trust Indemnification. The Trust will indemnify, defend and hold harmless the Distributor, its several officers and directors, and any person who controls the Distributor within the meaning of Section 15 of the 1933 Act, from and against any losses, claims, damages or liabilities, joint or several, to which any of them may become subject under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon, any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the Prospectuses or in any application or other document executed by or on behalf of the Trust, or arise out of, or are based upon, information furnished by or on behalf of the Trust filed in any state in order to qualify the Shares under the securities or blue sky laws thereof (“Blue Sky Application”), or arise out of, or are based upon, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Distributor, its several officers and directors, and any person who controls the Distributor within the meaning of Section 15 of the 1933 Act, for any legal or other expenses reasonably incurred by any of them in investigating, defending or preparing to defend any such action, proceeding or claim; provided, however, that the Trust shall not be liable in any case to the extent that such loss, claim, damage or liability arises out of, or is based upon, any untrue statement, alleged untrue statement, or omission or alleged omission made in the Registration Statement, the Prospectuses, any Blue Sky Application or any application or other document executed by or on behalf of the Trust in reliance upon and in conformity with written information furnished to the Trust by, or on behalf of, and with respect to, the Distributor specifically for inclusion therein. In no event shall anything contained herein be so construed as to protect the Distributor against any liability to the Funds or their shareholders to which the Distributor would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties under this Agreement or by reason of its reckless disregard of its obligations under this Agreement.

The Trust shall not indemnify any person pursuant to this Section 4.3 unless the court or other body before which the proceeding was brought has rendered a final decision on the merits that such person was not liable by reason of his willful misfeasance, bad faith or gross negligence in the performance of his duties, or his reckless disregard of obligations and duties, under this Agreement (“disabling conduct”) or, in the absence of such a decision, a reasonable determination (based upon a review of the facts) that such person was not liable by reason of disabling conduct has been made by the vote of a majority of Trustees who are neither “interested persons” of the Trust (as defined in the 1940 Act) nor parties to the proceeding, or in a written opinion by an independent legal counsel retained by the Trust.

The Trust shall advance attorneys’ fees and other expenses incurred by any person in defending any claim, demand, action or suit which is the subject of a claim for indemnification pursuant to this Section 4.3, so long as such person shall: (i) undertake to repay all such advances unless it is ultimately determined that he is entitled to indemnification hereunder; and (ii) provide security for such undertaking, or the Trust shall be insured against losses arising by reason of any lawful advances, or a majority of a quorum of disinterested non-party Trustees of the Trust (or an independent legal counsel in a written opinion) shall determine based on a review of readily available facts (as opposed to a full trial-type inquiry) that there is reason to believe that such person ultimately will be found entitled to indemnification hereunder.

Distributor’s Indemnification. The Distributor will indemnify, defend and hold harmless the Trust, the Trust’s several officers and Trustees and any person who controls the Trust within the meaning of Section 15 of the 1933 Act, from and against any losses, claims, damages or liabilities, joint or several, to which any of them may become subject under the 1933 Act or otherwise, insofar as such losses, claims, damages, liabilities (or actions or proceedings in respect hereof) arise out of, or are based upon, any breach of its representations and warranties in Section 4.2 hereof, or the willful misfeasance, bad faith, or gross negligence in the performance of its duties under this Agreement or by reason of its reckless disregard of its obligations under this Agreement, or which arise out of, or are based upon, any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the Prospectuses, any Blue Sky Application or any application or other document executed by or on behalf of the Trust, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, which statement or omission was made in reliance upon and in conformity with written information furnished to the Trust or any of its several officers and Trustees by, or on behalf of, and with respect to, the Distributor specifically for inclusion therein, and will reimburse the Trust, the Trust’s several officers and Trustees, and any person who controls the Trust within the meaning of Section 15 of the 1933 Act, for any legal or other expenses reasonably incurred by any of them in investigating, defending or preparing to defend any such action, proceeding or claim.

General Indemnity Provisions. No indemnifying party shall be liable under its indemnity agreement contained in Section 4.3 or 4.4 hereof with respect to any claim made against such indemnifying party unless the indemnified party shall have notified the indemnifying party in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon the indemnified party (or after the indemnified party shall have received notice of such service on any designated agent), but failure to notify the indemnifying party of any such claim shall not relieve it from any liability which it may otherwise have to the indemnified party. The indemnifying party will be entitled to participate at its own expense in the defense or, if it so elects, to assume the defense of any suit brought to enforce any such liability, and if the indemnifying party elects to assume the defense, such defense shall be conducted by counsel chosen by it and reasonably satisfactory to the indemnified party. In the event the indemnifying party elects to assume the defense of any such suit and retain such counsel, the indemnified party shall bear the fees and expenses of any additional counsel retained by the indemnified party.

(d) Sections 11.3 through 11.5 of the Distribution Agreement between the Registrant and Ultimus Fund Distributors, LLC provide that:

Each party (the “Indemnifying Party”) agrees to indemnify, defend, and protect the other party, including its trustees or directors, officers, employees, and other agents (collectively, the “Indemnitees”), and shall hold the Indemnitees harmless from and against any actions, suits, claims, losses, damages, liabilities, and reasonable costs, charges, expenses (including attorney fees and investigation expenses) (collectively, “Losses”) arising directly or indirectly out of (1) the Indemnifying Party’s failure to exercise the standard of care set forth above unless such Losses were caused in part by the Indemnitees own willful misfeasance, bad faith or gross negligence; (2) any violation of Applicable Law by the Indemnifying Party or its affiliated persons or agents relating to this Agreement and the activities thereunder; and (3) any material breach by the Indemnifying Party or its affiliated persons or agents of this Agreement.

Notwithstanding the foregoing provisions, the Trust, a Fund, or the Advisor shall indemnify Distributor for Distributor’s Losses arising from circumstances under Section 11.2.A.

Upon the assertion of a claim for which either party may be required to indemnify the other, the party seeking indemnification shall promptly notify the other party of such assertion, and shall keep the other party advised with respect to all developments concerning such claim. The party who may be required to indemnify shall have the option to participate with the party seeking indemnification in the defense of such claim or to defend against said claim in its own name or in the name of the other party. The party seeking indemnification shall in no case confess any claim or make any compromise in any case in which the other party may be required to indemnify it except with the other party’s prior written consent.

Dealer Agreement Indemnification. Distributor acknowledges and agrees that certain dealers require that Distributor enter into dealer agreements (the “Non-Standard Dealer Agreements”) that contain certain representations, undertakings, and indemnification that are not included in the Distributor’s standard dealer agreement (the “Standard Dealer Agreement”).

To the extent that Distributor is requested or required by the Trust to enter into any Non-Standard Dealer Agreement, the Trust shall indemnify, defend and hold the Distributor Indemnitees free and harmless from and against any and all Losses that any Distributor Indemnitee may incur arising out of or relating to (a) the Distributor’s actions or failures to act pursuant to any Non-Standard Dealer Agreement; (b) any representations made by the Distributor in any Non-Standard Dealer Agreement to the extent that the Distributor is not required to make such representations in the Standard Dealer Agreement; or (c) any indemnification provided by the Distributor under a Non-Standard Dealer Agreement to the extent that such indemnification is beyond the indemnification the Distributor provides to intermediaries in the Standard Dealer Agreement. In no event shall anything contained herein be so construed as to protect the Distributor Indemnitees against any liability to the Trust or its shareholders to which the Distributor Indemnitees would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of Distributor’s obligations or duties under the Non-Standard Dealer Agreement or by reason of Distributor’s reckless disregard of its obligations or duties under the Non-Standard Dealer Agreement.

 The provisions of this Section 11 shall survive termination of this Agreement.

Sections 6 and 7 of the ETF Distribution Agreement between the Registrant and Northern Lights Distributors, LLC provide that:

Indemnification of Distributor

(a)    The Trust agrees to indemnify and hold harmless the Distributor and each of its managers and officers and each person, if any, who controls the Distributor within the meaning of Section 15 of the 1933 Act against any loss, liability, claim, damages or expense (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damages, or expense and reasonable counsel fees and disbursements incurred in connection therewith), arising by reason of any person acquiring any Shares or Creation Units, based upon (i) the ground that the registration statement, prospectus, shareholder reports or other information filed or made public by the Trust (as from time to time amended) included an untrue statement of a material fact or omitted to state a material fact required to be stated or necessary in order to make the statements made not misleading, (ii) the Trust’s failure to maintain an effective registration statement and prospectus with respect to Shares of the Fund that are the subject of the claim or demand, (iii) the Trust’s failure to properly register Fund Shares under applicable state laws, (iv) instructions given by the Trust, the Trust’s failure to perform its duties hereunder or any inaccuracy of its representations, (v) any claim brought under Section 11 of the 1933 Act, or (vi) all actions taken by Distributor hereunder resulting from Distributor’s reliance on instructions received from an officer, agent or approved service provider of the Trust.

(b)    In no case (i) is the indemnity of the Trust to be deemed to protect the Distributor or any other person against any liability to which the Distributor or such person otherwise would be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties under this Agreement (“Disqualifying Conduct”) by such party, or (ii) is the Trust to be liable to the Distributor under the indemnity agreement contained in this Section 6 with respect to any claim made against the Distributor or any person indemnified unless the Distributor or other person shall have notified the Trust in writing of the claim within a reasonable time after the summons or other first written notification giving information of the nature of the claim shall have been served upon the Distributor or such other person (or after the Distributor or the person shall have received notice of service on any designated agent). However, failure to notify the Trust of any claim shall not relieve the Trust from any liability which it may have to the Distributor or any person against whom such action is brought otherwise than on account of its indemnity agreement contained in this paragraph.

(c)    The Trust shall be entitled to participate at its own expense in the defense or, if it so elects, to assume the defense of any suit brought to enforce any claims subject to this indemnity provision. If the Trust elects to assume the defense of any such claim, the defense shall be conducted by counsel chosen by the Trust and satisfactory to the indemnified defendants in the suit whose approval shall not be unreasonably withheld. In the event that the Trust elects to assume the defense of any suit and retain counsel, the indemnified defendants shall bear the fees and expenses of any additional counsel retained by them. If the Trust does not elect to assume the defense of a suit, it will reimburse the indemnified defendants for the reasonable fees and expenses of any counsel retained by the indemnified defendants.

(d)    The Trust agrees to notify the Distributor promptly of the commencement of any litigation or proceedings against it or any of its officers or Trustees in connection with the issuance or sale of Shares or Creation Units.

Indemnification of Trust

(a)    The Distributor covenants and agrees that it will indemnify and hold harmless the Trust and each of its Trustees and officers and each person, if any, who controls the Trust within the meaning of Section 15 of the 1933 Act, against any loss, liability, damages, claim or expense (including the reasonable cost of investigating or defending any alleged loss, liability, damages, claim or expense and reasonable counsel fees and disbursements incurred in connection therewith) arising out of or based upon any Disqualifying Conduct by Distributor in connection with the offering and sale of any Shares.

(b)    In no case (i) is the indemnity of the Distributor in favor of the Trust or any other person indemnified to be deemed to protect the Trust or any other person against any liability to which the Trust or such other person would otherwise be subject by reason of Disqualifying Conduct by such party, or (ii) is the Distributor to be liable under its indemnity agreement contained in this Section 7 with respect to any claim made against the Trust or any person indemnified unless the Trust or person, as the case may be, shall have notified the Distributor in writing of the claim within a reasonable time after the summons or other first written notification giving information of the nature of the claim shall have been served upon the Trust or upon any person (or after the Trust or such person shall have received notice of service on any designated agent). However, failure to notify the Distributor of any claim shall not relieve the Distributor from any liability which it may have to the Trust or any person against whom the action is brought otherwise than on account of its indemnity agreement contained in this paragraph.

(c)    The Distributor shall be entitled to participate, at its own expense, in the defense or, if it so elects, to assume the defense of any suit brought to enforce the claim subject to this indemnity provision, but if the Distributor elects to assume the defense, the defense shall be conducted by counsel chosen by the Distributor and satisfactory to the indemnified defendants whose approval shall not be unreasonably withheld. In the event that the Distributor elects to assume the defense of any suit and retain counsel, the defendants in the suit shall bear the fees and expenses of any additional counsel retained by them. If the Distributor does not elect to assume the defense of any suit, it will reimburse the indemnified defendants in the suit for the reasonable fees and expenses of any counsel retained by them.

(d)    The Distributor agrees to notify the Trust promptly of the commencement of any litigation or proceedings against it or any of its officers in connection with the sale of Shares or Creation Units.

Item 31. Business and other Connections of the Investment Advisers

Each Adviser to the Registrant is registered under the Investment Advisers Act of 1940. The current Uniform Application for Investment Adviser Registration (“Form ADV”) filed with the SEC by each Adviser is incorporated by reference in response to this item. A list of each Adviser’s File No. and CRD No. is below. The current Form ADV may be accessed through the SEC’s website at https://www.adviserinfo.sec.gov/.

Adviser	File No.	CRD No.
Meritage Portfolio Management, Inc.	801-39348	107177
Fuller & Thaler Asset Management, Inc.	801-43915	107033
Preserver Partners, LLC	801-106636	152356
Canterbury Investment Management, LLC	801-61876	125680
Hedeker Wealth LLC	801-61654	124341
Reynders, McVeigh Capital Management, LLC	801-64812	137342
Alta Capital Management, LLC	801-50778	106786
Guardian Capital LP	801-56081	105078
GuardCap Asset Management Limited	801-113537	297056
Cornerstone Capital Inc.	801-80216	169232
ARK Investment Management, LLC	801-79081	169525

Green Alpha Advisors, LLC	801-77535	144413
KBI Global Investors (North America) Ltd	801-60358	113606
RBC Global Asset Management (U.S.) Inc.	801-20303	107173
Schroder Investment Management North America Inc.	801-15834	105820
Schroder Investment Management North America Ltd	801-37163	106585
Clockwise Capital LLC	801-123024	175233
Cary Street Partners Asset Management LLC	801-110994	289178
Fairlead Strategies, LLC	801-122857	297384

Item 32. Principal Underwriter

(a)	Ultimus Fund Distributors, LLC and Northern Lights Distributor, LLC each serve as a principal underwriter of the Registrant.

Ultimus Fund Distributors, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246 acts as the principal underwriter for the following other open-end investment companies:

Williamsburg Investment Trust	Schwartz Investment Trust
Papp Investment Trust	CM Advisors Family of Funds
AlphaMark Investment Trust	Ultimus Managers Trust
Chesapeake Investment Trust	The Cutler Trust
Connors Funds	Eubel Brady & Suttman Mutual Fund Trust
The Investment House Funds	Centaur Mutual Funds Trust
Hussman Investment Trust	Peachtree Alternative Strategies Fund
Oak Associates Funds	Conestoga Funds
Unified Series Trust	Caldwell & Orkin Funds, Inc.
Valued Advisers Trust	James Alpha Funds Trust
Segall Bryant & Hamill Trust	Red Cedar Fund Trust
Yorktown Funds	Bruce Fund, Inc.
HC Capital Trust	Commonwealth International Series Trust
Cross Shore Discovery Fund	Index Funds
VELA Funds	Waycross Independent Trust
Lind Capital Partners Municipal Credit Income Fund	Hamilton Capital Management Dynamic Alternatives Fund
Cantor Fitzgerald Sustainable Infrastructure Fund	Fairway Private Equity & Venture Capital Opportunities Fund
Cantor Select Portfolios Trust	Flat Rock Global LLC
Dynamic Alternatives Fund	F/m Funds Trust
Volumetric Fund	MSS Series Trust

Northern Lights Distributors, LLC, 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022, also acts as the principal underwriter for the following other open-end investment companies: Arrow ETF Trust, Arrow Investments Trust (ETF), Boyar Value Fund Inc., Copeland Trust, Humankind Benefit Corporation, Miller Investment Trust, Mutual Fund and Variable Insurance Trust, Mutual Fund Series Trust, North Country Funds, Northern Lights Fund Trust, Northern Lights Fund Trust II, Northern Lights Fund Trust III, Northern Lights Fund Trust IV, Northern Lights Variable Trust, OCM Mutual Fund, PREDEX, Princeton Private Investment Access Fund, The Saratoga Advantage Trust, THOR Financial Technologies Trust, Tributary Funds, Inc., Two Roads Shared Trust, Ultimus Managers Trust (ETF), Valued Advisers Trust (ETF), and Unified Series Trust (ETF).

(b)	The following list sets forth the directors and executive officers of Ultimus Fund Distributors, LLC.

Name	Position with Distributor	Position with Registrant
Kevin Guerette	President	None
Stephen L. Preston	Vice President, Financial Operations Principal, Chief Compliance Officer and Anti-Money Laundering Compliance Officer	Anti-Money Laundering Officer
Douglas K. Jones	Vice President	None
Melvin Van Cleave	Chief Information Security Officer	None

The address of all of the above-named persons is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

The following list sets forth the directors and executive officers of Northern Lights Distributors, LLC.

Name	Position with Distributor	Position with Registrant
Kevin Guerette	President	None
Stephen L. Preston	Treasurer, FINOP, Chief Compliance Officer and Anti-Money Laundering Compliance Officer	Anti-Money Laundering Officer
David James	Manager	Interested Trustee
Melvin Van Cleave	Chief Information Security Officer	None
Bill Strait	Secretary, General Counsel and Manager	None

(c)	Not applicable

Item 33. Location of Accounts and Records

(1)	Ultimus Fund Solutions, LLC and Ultimus Asset Services, LLC (a wholly owned subsidiary of Ultimus Fund Solutions, LLC), maintain all records required to be maintained by the Registrant under Section 31(a) of the 1940 Act and the rules (“Records”) which relate to the administration, fund accounting, and transfer agency services it provides to the Registrant. Ultimus Fund Solutions, LLC and Ultimus Asset Services, LLC are located at 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246.

(2)	The Huntington National Bank maintains all Records relating to the custodial services it provides to the Registrant. The Huntington National Bank is located at 41 S. High Street, Columbus, Ohio 43215.

(3)	Meritage Portfolio Management, Inc. maintains all Records relating to the advisory services it provides to the Registrant. Meritage Portfolio Management, Inc. is located at 7500 College Boulevard, Suite 1212, Overland Park, Kansas, 66210.

(4)	Fuller & Thaler Asset Management, Inc. maintains all Records relating to the advisory services it provides to the Registrant. Fuller & Thaler Asset Management, Inc. is located at 411 Borel Avenue, Suite 300, San Mateo, CA 94402.

(5)	Preserver Partners, LLC maintains all Records relating to the advisory services it provides to the Registrant. PreserverPartners, LLC is located at 425 Madison Avenue, Memphis, Tennessee 38103.

(6)	Canterbury Investment Management, LLC, maintains all Records relating to the advisory services it provides to the Registrant. Canterbury Investment Management, LLC is located at 23 East Cedar Street, Zionsville, Indiana 46077.

(7)	Hedeker Wealth LLC, maintains all Records relating to the advisory services it provides to the Registrant. Hedeker Wealth LLC is located at One Overlook Point, Suite 610, Lincolnshire, Illinois 60069.

(8)	Reynders, McVeigh Capital Management, LLC, maintains all Records relating to the advisory services it provides to the Registrant. Reynders, McVeigh Capital Management, LLC is located at 121 High Street, 4th Floor, Boston, MA 02110.

(9)	Alta Capital Management, LLC maintains all Records relating to the advisory services it provides to the Registrant. Alta Capital Management, LLC is located at 6440 South Wasatch Boulevard, Suite 260, Salt Lake City, Utah 84121.

(10)	Ultimus Fund Distributors, LLC maintains all Records relating to the distribution services it provides to the Registrant. Ultimus Fund Distributors, LLC is located at 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246.

(11)	Guardian Capital LP maintains all Records relating to the advisory services it provides to the Registrant. Guardian Capital LP is located at Commerce Court West, 199 Bay Street, Suite 3100, P.O. Box 201, Toronto, Ontario M5L 1E8.

(12)	GuardCap Asset Management Limited maintains all records relating to the subadvisory services it provides to the Registrant. GuardCap Asset Management Limited is located at 6th Floor, 11 Charles II Street, St. James’s, London SW1Y 4NS.

(13)	Cornerstone Capital Inc. maintains all Records relating to the advisory services it provides to the Registrant. Cornerstone Capital Inc. is located at 550 Fifth Avenue, 11th Floor, New York, NY 10036.

(14)	ARK Investment Management, LLC maintains all Records relating to the sub-advisory services it provides to the Registrant. ARK Investment Management, LLC is located at 3 E. 28th Street, Floor 7, New York, NY 10016.

(15)	Green Alpha Advisors, LLC maintains all Records relating to the sub-advisory services it provides to the Registrant. Green Alpha Advisors, LLC is located at 263 2nd Ave, Suite 106B, Niwot, CO 80544.

(16)	KBI Global Investors (North America) Ltd maintains all Records relating to the sub-advisory services it provides to the Registrant. KBI Global Investors (North America) Ltd is located at 3rd Floor, 2 Harbourmaster Place, IFSC, Dublin 1.

(17)	RBC Global Asset Management (U.S.) Inc. maintains all Records relating to the sub-advisory services it provides to the Registrant. RBC Global Asset Management (U.S.) Inc. is located at 50 South Sixth Street, Suite 2350, Minneapolis, MN 55402.

(18)	Schroder Investment Management North America Inc. maintains all Records relating to the sub-advisory services it provides to the Registrant. Schroder Investment Management North America Inc. is located at 7 Bryant Park, 19th Floor, New York, NY 10018.

(19)	Schroder Investment Management North America Ltd. maintains all Records relating to the sub-advisory services it provides to the Registrant. Schroder Investment Management North America Ltd is located at 1 London Wall Place, London, EC2Y 5AU.

(20)	Brown Brothers Harriman & Co., 50 Post Office Square, Boston, MA 02110, maintains records relating to the custodial and transfer agents services it provides to the Registrant.

(21)	Northern Lights Distributors, LLC, 4221 North 203rd Street, Suite 100, Elkhorn, NE 68022, maintains records relating to the distribution services it provides to the Registrant.

(22)	Clockwise Capital LLC, 1395 Brickell Avenue, Unit 800, Miami, Florida 33131, maintains all records relating to the advisory services it provides to the Registrant.

(23)	Northern Lights Compliance Services, LLC, 4221 North 203rd Street, Suite 100, Elkhorn, NE 68022, maintains records relating to the compliance services it provides to the Registrant.

(24)	Cary Street Partners Asset Management LLC, 901 East Byrd Street, Richmond, VA 23219, maintains records relating to the advisory services it provides to the Registrant.

(25)	Fairlead Strategies LLC, 110 Davenport Drive, Stamford, CT 06902, maintains records relating to the subadvisory services it provides to the Registrant.

Item 34. Management Services

Not applicable.

Item 35. Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, (File No. 333-191495) and the Investment Company Act of 1940 (File No. 811-22895), the Registrant, Capitol Series Trust, certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and the Registrant has duly caused this Post-Effective Amendment No. 131 to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Cincinnati and State of Ohio, on the 27th day of January, 2023.

Capitol Series Trust
(Registrant)

/s/ Paul Leone
Paul Leone
Secretary

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 131 to the Registration Statement has been signed below by the following persons in the capacities and on the 27th day of January, 2023:

Signature	Title

*	Trustee and Chair
Walter B. Grimm

*	Trustee
Mary Madick

*	Trustee
David James

*	Trustee
Lori Kaiser

*	Trustee
Janet S. Meeks

/s/ Matthew J. Miller	President and Chief Executive Officer
Matthew J. Miller

/s/ Zachary P. Richmond	Treasurer/Chief Financial Officer and Principal Accounting Officer
Zachary P. Richmond

/s/ Tiffany R. Franklin
* By: Tiffany R. Franklin
Power of Attorney

Exhibits

(h)(110)	Expense Limitation Agreement dated December 8, 2022 and effective January 31, 2023 between the Registrant and Alta Capital Management, LLC on behalf of the Alta Quality Growth Fund

(h)(111)	Expense Limitation Agreement dated January 31, 2023 between the Registrant and Guardian Capital LP on behalf of the Guardian Capital Fundamental Global Equity Fund

(h)(112)	Expense Limitation Agreement dated January 31, 2023 between the Registrant and Guardian Capital LP on behalf of the Guardian Capital Dividend Growth Fund

(j)(1)	Consent of independent registered public accounting firm

(j)(2)	Consent of Adviser Compliance Associates, LLC

(q)(10)	Proxy Voting Policy and Procedures of Guardian Capital LP